     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 12, 2001

                                            REGISTRATION NOS. 333-43970/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4


                         PRE-EFFECTIVE AMENDMENT NO.


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]



                         POST-EFFECTIVE AMENDMENT NO. 1                      [X]

                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 35                             [X]

                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010

        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364

              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                          KIRKPATRICK & LOCKHART, LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------


IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:



     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485



     [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485



     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485



     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485



     [ ]on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485



     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485



     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2000 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 30, 2000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))


FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Your Investment Choices; General
                                                          Information  Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Death Benefit Fee; Charges;
                                                          Premium and Other Taxes; General
                                                          Information--Who Sells the Income Annuity;
                                                          Appendix--Premium Tax Table
      7.  General Description of Variable Annuity...    The Income Annuity; Reallocations; General
                                                          Information
      8.  Annuity Period............................    Important Terms You Should Know; Income
                                                          Types/Calculating Your Income Payments
      9.  Death Benefit.............................    Death Benefit
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account E;
                                                          Purchase of an Income Annuity; Calculating
                                                          your Income Payments; Initial Income Payment;
                                                          Subsequent Income Payments; General
                                                          Information
     11.  Redemptions...............................    General Information--Changes to Your Income
                                                          Annuity
     12.  Taxes.....................................    Income Taxes
     13.  Legal Proceedings.........................    Not Applicable
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Auditors; Services; Distribution of
                                                          Certificates and Interests in the Income
                                                          Annuity
     19.  Purchase of Securities Being Offered......    Not Applicable
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Income Annuity
     21.  Calculation of Performance Data...........    Performance Data

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     22.  Annuity Payments..........................    Sample Calculation Illustrating How the
                                                          Adjustment Factor is Determined and Applied
                                                          to Income Payments
     23.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                   PROSPECTUS
















                                   METLIFE(R)
                            INCOME SECURITY PLAN(SM)

                                 [METLIFE LOGO]


INCOME ANNUITY



This Income Annuity provides a stream of payments to you. The income payments you receive will vary to reflect the net performance of the Portfolios underlying the selected investment divisions and the changes in the interest rate specified in your contract. The payment amount you receive is also based on the amount of your purchase payment, the income type and possibly your age and/or sex, depending on the income type chosen.



A WORD ABOUT

INVESTMENT RISK:


An investment in the Income Annuity involves investment risk. Payments you receive from MetLife will fluctuate in amount and may go down. Money invested is NOT:


     --  a bank deposit or obligation;



     --  federally insured or guaranteed; or



     --  endorsed by any bank or financial institution other than MetLife.



                                                               MAY 1, 2001


METLIFE INCOME SECURITY PLAN(SM) VARIABLE INCOME ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group non-qualified and qualified MetLife Income Security Plan immediate variable income annuity ("Income Annuity") contracts.

--------------------------------------------------------------------------------


The investment choices available to you to allocate your purchase payment are listed in the contract for your Income Annuity. Your choices may include the Fixed Payment Option (not described in this
Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund") and series of the New England Zenith Fund
("Zenith Fund"). For convenience, both the portfolios and the series are referred to as Portfolios in this Prospectus.



  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX      NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH INCOME                 JANUS MID CAP
  STATE STREET RESEARCH DIVERSIFIED            STATE STREET RESEARCH AGGRESSIVE GROWTH
  METLIFE STOCK INDEX                          LOOMIS SAYLES HIGH YIELD BOND
  HARRIS OAKMARK LARGE CAP VALUE               RUSSELL 2000(R) INDEX
  T. ROWE PRICE LARGE CAP GROWTH               T. ROWE PRICE SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST       LOOMIS SAYLES SMALL CAP
   (FORMERLY STATE STREET RESEARCH GROWTH)     STATE STREET RESEARCH AURORA SMALL CAP VALUE
  DAVIS VENTURE VALUE                          SCUDDER GLOBAL EQUITY
  PUTNAM LARGE CAP GROWTH                      MORGAN STANLEY EAFE(R) INDEX
  METLIFE MID CAP STOCK INDEX                  PUTNAM INTERNATIONAL STOCK


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May
1, 2001. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on page 37 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company

2 Montgomery Street


P.O. Box 2035


Jersey City, NJ 07302


Attention: MetLife Income Security Plan

Phone: 1-866-GET-MISP (1-866-438-6477)
                                   [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to Metropolitan Fund and Zenith Fund prospectuses which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Income Annuity.

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW........... ...........         4
TABLE OF EXPENSES.................. ..................         7
METLIFE....................... .......................        10
METROPOLITAN LIFE SEPARATE ACCOUNT E........ .........        10
THE INCOME ANNUITY................. ..................        10
   How the Income Annuity Differs From Other Immediate
      Annuities.......................................        10
   Features of the Income Annuity.....................        12
   Your Investment Choices............................        13
   Income Types.......................................        15
   Death Benefit......................................        17
   Purchase of an Income Annuity......................        17
   Calculating Your Income Payments...................        17
      Initial Income Payment..........................        17
      Subsequent Income Payments......................        18
   Adjustment Factor..................................        18
      Investment Factor...............................        18
      Determining the Investment Factor...............        19
      Interest Factor.................................        19
      Determining the Interest Factor.................        20
      The Effect of the Adjustment Factor.............        20
      Examples of Income Payment Calculations.........        21
   Reallocations......................................        21
   Death Benefit Fee..................................        22
   Charges............................................        23
      Separate Account Charge.........................        23
      Investment-Related Charge.......................        23
   Premium and Other Taxes............................        23
   Free Look..........................................        24
GENERAL INFORMATION................. .................        24
   Administration.....................................        24
      Purchase Payment................................        24
      Confirming Reallocations........................        25
      Processing Reallocations........................        25
        By Telephone or Internet......................        25
        After Your Death..............................        26
        Third Party Requests..........................        26
   Receiving Income Payments and Information..........        26
   Advertising Performance............................        27
   Changes to Your Income Annuity.....................        28

   Voting Rights................................................          29
   Who Sells the Income Annuity.................................          29
   Financial Statements.........................................          30
   Your Spouse's Rights.........................................          30
TAXES............................. .............................          30
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION......................... .........................          37
APPENDIX -- PREMIUM TAX TABLE................. .................          38


MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.

ANNUITY PURCHASE RATE


The annuity purchase rate is based on the annuity income type you purchase, an interest rate, and your age, sex and number of payments remaining, to the extent relevant. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were purchasing the same annuity contract you have in light of this updated information.



CONTRACT


A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the annuitant receive a certificate under the contract. This document contains relevant provisions of your Income Annuity. MetLife issues the contracts for the Income Annuity described in this Prospectus.


EXCHANGE



In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".


INCOME ANNUITY

The Income Annuity described in this Prospectus is an immediate annuity contract under which payments vary based upon the performance of investments such as stocks and bonds, held by one or more underlying Portfolios, as well as changes based upon a specified interest rate. You assume the investment risk for any amounts allocated to the investment divisions and changes in the specified interest rate.

INCOME PAYMENTS

The income payments are what we will pay you as a result of the purchase of the Income Annuity. The income payment amount is not guaranteed but rather will vary up and down depending on the adjustment factor.

[SNOOPY WITH POINTER GRAPHIC]

INTEREST FACTOR

The interest factor measures the impact of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate or reallocate money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or Zenith Fund.

INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

METLIFE


MetLife is Metropolitan Life Insurance Company, which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of your requests concerning your Income Annuity. MetLife will provide you with the address of your MetLife Designated Office.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity.

SPECIFIED INTEREST RATE


The specified interest rate and the source of the rate are defined in your contract. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case, we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.


VALUATION DATE


The day on which we calculate your income payment or process a reallocation request. A valuation date is a day the New York Stock Exchange is open for trading. We value at the close of trading for the New York Stock Exchange. The New York Stock Exchange usually closes at 4 p.m., but may close earlier.


YOU

In this Prospectus, depending on the context, "you" may mean either: (1) the owner of the Income Annuity, (2) the annuitant for whom money is invested under group arrangements, or (3) any annuitant under a contract where the owner is not an individual.

                                               [CHARLIE BROWN READING NEWSPAPER]
 6

TABLE OF EXPENSES -- INCOME ANNUITY


    The following table shows Separate Account, Metropolitan Fund and Zenith Fund charges and expenses. The numbers in the table for the Separate Account, the Metropolitan Fund and the Zenith Fund are based on past experience, except where estimates are used, as noted below. The numbers in the table are subject to change. The table is not intended to show your actual total combined expenses of the Separate Account, Metropolitan Fund and Zenith Fund, which may be higher or lower. It does not show fees for the Fixed Payment Option or premium and other taxes which may apply.


--------------------------------------------------------------------------------

Sales Load Charge to Purchase Payment (as a percentage of
  the purchase payment).....................................     0% to 5%(1)
Death Benefit Fee...........................................     Variable(2)
Separate Account, Metropolitan Fund and Zenith Fund expenses for the fiscal year ending December 31, 2000:
Separate Account Annual Expenses (as a percentage of average
  account value)............................................        1.25%(3)



METROPOLITAN FUND ANNUAL EXPENSES (as a percentage of average net assets)(6)


                                                                    B
                                                     A        OTHER EXPENSES
                                                 MANAGEMENT       BEFORE
                                                    FEES      REIMBURSEMENT
----------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)...............................       .25            .12
State Street Research Income
  Portfolio (4)(5)............................       .33            .05
State Street Research Diversified
  Portfolio (4)(5)............................       .43            .03
MetLife Stock Index Portfolio (4).............       .25            .03
Harris Oakmark Large Cap Value
  Portfolio (5)(8)............................       .75            .19
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)............................       .64            .14
State Street Research Investment Trust
  Portfolio (4)(5)............................       .47            .03
Putnam Large Cap Growth Portfolio (5)(11).....       .80            .59
MetLife Mid Cap Stock Index Portfolio (11)....       .25            .58
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)............................       .70            .19
Janus Mid Cap Portfolio (5)(7)................       .66            .04
State Street Research Aggressive Growth
  Portfolio (4)(5)............................       .69            .04
Loomis Sayles High Yield Bond Portfolio (7)...       .70            .18
Russell 2000(R) Index Portfolio (9)(10).......       .25            .30
T. Rowe Price Small Cap Growth
  Portfolio (5)(7)............................       .52            .06
State Street Research Aurora Small Cap Value
  Portfolio (5)(11)...........................       .85            .20
Scudder Global Equity Portfolio (5)(7)........       .61            .17
Morgan Stanley EAFE(R) Index
  Portfolio (9)(10)...........................       .30            .48
Putnam International Stock Portfolio (4)(5)...       .90            .24

                                                    A+B=C                               C-D=E
                                                TOTAL EXPENSES                     TOTAL EXPENSES
                                                    BEFORE              D               AFTER
                                                REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT
----------------------------------------------  --------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio (8)...............................        .37               .00               .37
State Street Research Income
  Portfolio (4)(5)............................        .38               .00               .38
State Street Research Diversified
  Portfolio (4)(5)............................        .46               .00               .46
MetLife Stock Index Portfolio (4).............        .28               .00               .28
Harris Oakmark Large Cap Value
  Portfolio (5)(8)............................        .94               .00               .94
T. Rowe Price Large Cap Growth
  Portfolio (5)(8)............................        .78               .00               .78
State Street Research Investment Trust
  Portfolio (4)(5)............................        .50               .00               .50
Putnam Large Cap Growth Portfolio (5)(11).....       1.39               .39              1.00
MetLife Mid Cap Stock Index Portfolio (11)....        .83               .38               .45
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(8)............................        .89               .00               .89
Janus Mid Cap Portfolio (5)(7)................        .70               .00               .70
State Street Research Aggressive Growth
  Portfolio (4)(5)............................        .73               .00               .73
Loomis Sayles High Yield Bond Portfolio (7)...        .88               .00               .88
Russell 2000(R) Index Portfolio (9)(10).......        .55               .00               .55
T. Rowe Price Small Cap Growth
  Portfolio (5)(7)............................        .58               .00               .58
State Street Research Aurora Small Cap Value
  Portfolio (5)(11)...........................       1.05               .00              1.05
Scudder Global Equity Portfolio (5)(7)........        .78               .00               .78
Morgan Stanley EAFE(R) Index
  Portfolio (9)(10)...........................        .78               .08               .70
Putnam International Stock Portfolio (4)(5)...       1.14               .00              1.14


ZENITH FUND ANNUAL EXPENSES                                         B
                                                     A        OTHER EXPENSES
                                                 MANAGEMENT       BEFORE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)             FEES      REIMBURSEMENT
----------------------------------------------------------------------------
Davis Venture Value Portfolio.................       .75            .04
Loomis Sayles Small Cap Portfolio (5)(12).....       .90            .06

ZENITH FUND ANNUAL EXPENSES                         A+B=C                               C-D=E
                                                TOTAL EXPENSES                     TOTAL EXPENSES
                                                    BEFORE              D               AFTER
(AS A PERCENTAGE OF AVERAGE NET ASSETS)         REIMBURSEMENT     REIMBURSEMENT     REIMBURSEMENT
----------------------------------------------  --------------------------------------------------
Davis Venture Value Portfolio.................        .79               .00               .79
Loomis Sayles Small Cap Portfolio (5)(12).....        .96               .00               .96

EXAMPLE
Following are the expenses on a $1,000 investment in each investment division listed below, assuming a 5% return on assets (13)


                                                                   1             3             5            10
                                                                  YEAR         YEARS         YEARS         YEARS
----------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Division............      $65          $ 92          $115          $154
State Street Research Income Division.......................       65            92           115           155
State Street Research Diversified Division..................       66            94           118           159
MetLife Stock Index Division................................       64            90           111           149
Harris Oakmark Large Cap Value Division.....................       70           106           136           186
T. Rowe Price Large Cap Growth Division.....................       69           102           130           177
State Street Research Investment Trust Division.............       66            95           120           161
Putnam Large Cap Growth Division............................       71           108           138           189
MetLife Mid Cap Stock Index Division........................       66            94           118           159
Neuberger Berman Partners Mid Cap Value Division............       70           105           134           183
Janus Mid Cap Division......................................       68           100           127           173
State Street Research Aggressive Growth Division............       68           101           128           174
Loomis Sayles High Yield Bond Division......................       70           105           134           182
Russell 2000(R) Index Division..............................       67            96           122           164
T. Rowe Price Small Cap Growth Division.....................       67            97           123           166
State Street Research Aurora Small Cap Value Division.......       71           109           140           191
Scudder Global Equity Division..............................       69           102           130           177
Morgan Stanley EAFE(R) Index Division.......................       68           100           127           173
Putnam International Stock Division.........................       72           111           143           196
Davis Venture Value Division................................       69           102           131           178
Loomis Sayles Small Cap Division............................       70           107           137           187



( 1) IF YOUR INCOME ANNUITY IS PURCHASED THROUGH A BROKER-DEALER OTHER
     THAN METLIFE, YOU PAY A FRONT-END SALES LOAD, DEDUCTED FROM YOUR PURCHASE PAYMENT TO COMPENSATE THAT BROKER-DEALER. THE CURRENT FRONT-END SALES LOAD PAID TO NON-METLIFE BROKER-DEALERS IS 0% TO 5%, DEPENDING UPON THE BROKER-DEALER'S SERVICE LEVEL OR OTHER CATEGORY. METLIFE RESERVES THE RIGHT TO REDUCE THE AMOUNT OF THE FRONT-END SALES LOAD AT ANY TIME. IF YOUR INCOME ANNUITY IS PURCHASED DIRECTLY THROUGH METLIFE, YOU DO NOT PAY ANY FRONT-END SALES LOAD.



( 2) IF YOUR INCOME ANNUITY PROVIDES A DEATH BENEFIT FOR THE PERIOD
     FROM THE TIME YOU PURCHASE THE INCOME ANNUITY UNTIL THE TIME YOU START RECEIVING INCOME PAYMENTS, YOU PAY US FOR THE COST OF PROVIDING YOU TERM INSURANCE. IF YOU SHOULD DIE DURING THAT PERIOD, WE WILL RETURN YOUR PURCHASE PAYMENT. THE AMOUNT OF THIS FEE CAN VARY SUBSTANTIALLY DEPENDING ON YOUR LIFE EXPECTANCY DURING THIS PERIOD (WHICH DEPENDS ON YOUR AGE AND SEX), THE LENGTH OF TIME UNTIL PAYMENTS COMMENCE AND THE AMOUNT OF YOUR PURCHASE PAYMENT. WE USE THE MORTALITY TABLE SPECIFIED IN YOUR CERTIFICATE TO DETERMINE THIS FEE. AS AN EXAMPLE, A MALE, AGE 65, WHO DEFERS PAYMENT FOR ONE MONTH, WITH A PURCHASE PAYMENT OF $1,000, WOULD PAY $.92 FOR THIS BENEFIT.



( 3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT
     ANNUAL EXPENSES WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. THE RATE THAT APPLIES MAY BE LESS THAN THE MAXIMUM RATE DEPENDING ON THE SERVICE LEVEL OR OTHER CATEGORY THAT APPLIES TO YOUR EMPLOYER, ASSOCIATION OR GROUP. THE CATEGORIES DEPEND ON VARIOUS FACTORS PERTAINING TO THE LEVEL OF ADMINISTRATIVE OR SERVICE ACTIVITY WE PROVIDE. THE INITIAL RATE THAT APPLIES IS STATED IN YOUR INCOME ANNUITY. WE RESERVE THE RIGHT TO MODIFY YOUR INCOME ANNUITY'S SEPARATE ACCOUNT CHARGE IF THE LEVEL OF ADMINISTRATIVE OR SERVICE ACTIVITY WE PROVIDE IS HIGHER THAN WE ANTICIPATED.


( 4) PRIOR TO MAY 16, 1993, WE PAID ALL EXPENSES OF THE METROPOLITAN
     FUND (OTHER THAN MANAGEMENT FEES, BROKERAGE COMMISSIONS, TAXES, INTEREST AND EXTRAORDINARY OR NONRECURRING EXPENSES) (HEREAFTER "EXPENSES"). THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.


( 5) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO
     CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.

( 6) THE METROPOLITAN FUND DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS
     WHO PAID A PORTION OF THE FUND'S EXPENSES. IN ADDITION, THE FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S CUSTODIAN FEES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.



( 7) THESE PORTFOLIOS BEGAN OPERATING ON MARCH 3, 1997. ALL EXPENSE
     INFORMATION FOR THESE PORTFOLIOS REFLECTS CURRENT EXPENSES WITHOUT ANY REIMBURSEMENT.



( 8) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. EXPENSE
     REIMBURSEMENT FOR THE LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO CEASED ON JULY 13, 1999. EXPENSE REIMBURSEMENT FOR THE OTHER THREE PORTFOLIOS CEASED ON NOVEMBER 9, 2000. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR ALL FOUR PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND.



( 9) THESE PORTFOLIOS BEGAN OPERATING ON NOVEMBER 9, 1998. METLIFE
     ADVISERS, LLC ("METLIFE ADVISERS") PAYS ALL EXPENSES IN EXCESS OF .30% AND .40% OF THE AVERAGE NET ASSETS FOR THE RUSSELL 2000(R) INDEX PORTFOLIO AND THE MORGAN STANLEY EAFE(R) INDEX PORTFOLIO, RESPECTIVELY, UNTIL EACH PORTFOLIO'S ASSETS REACH $200 MILLION, OR THROUGH APRIL 30, 2002, WHICHEVER COMES FIRST.



(10 ) THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THESE
      PORTFOLIOS ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" FOR THESE PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENTS IS THAT PERFORMANCE RESULTS ARE INCREASED.



(11 ) METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA
      SMALL CAP VALUE PORTFOLIOS BEGAN OPERATING ON JULY 5, 2000. PUTNAM LARGE CAP GROWTH PORTFOLIO BEGAN OPERATING ON MAY 1, 2000 AND BECAME AVAILABLE ON JULY 5, 2000. METLIFE ADVISERS WILL PAY ALL EXPENSES IN EXCESS OF .20% OF THE AVERAGE NET ASSETS FOR EACH OF THESE PORTFOLIOS UNTIL EACH PORTFOLIO'S TOTAL ASSETS REACH $100 MILLION, OR THROUGH APRIL 30, 2002, FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO, AND, THROUGH JUNE 30, 2002, FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET AURORA SMALL CAP VALUE PORTFOLIOS, WHICHEVER COMES FIRST. METLIFE ADVISERS WILL CONTINUE TO PAY THE EXPENSES OF THE METLIFE MID CAP STOCK INDEX PORTFOLIO AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO THROUGH APRIL 30, 2002, IRRESPECTIVE OF THE TOTAL NET ASSETS OF EACH PORTFOLIO. THESE ARRANGEMENTS ARE VOLUNTARY AND MAY BE TERMINATED BY METLIFE ADVISERS AT ANY TIME UPON NOTICE TO THE METROPOLITAN FUND'S BOARD OF DIRECTORS AND ITS SHAREHOLDERS. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" INFORMATION FOR THE PUTNAM LARGE CAP GROWTH PORTFOLIO ASSUMES NO REDUCTION OF EXPENSES OF ANY KIND. THE "OTHER EXPENSES BEFORE REIMBURSEMENT" FOR THE METLIFE MID CAP STOCK INDEX AND STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIOS REFLECTS AN ESTIMATE OF EXPENSES FOR THE CALENDAR YEAR 2001. THE "TOTAL EXPENSES AFTER REIMBURSEMENT" FOR ALL PORTFOLIOS REFLECTS EXPENSES AS IF THE EXPENSE REIMBURSEMENT WILL BE IN EFFECT FOR THE ENTIRE CURRENT YEAR. THE EFFECT OF SUCH REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



(12 ) METLIFE ADVISERS PAYS ALL OPERATING EXPENSES OTHER THAN
      AMORTIZATION OF EXPENSES, BROKERAGE COSTS, INTEREST, TAXES OR OTHER EXTRAORDINARY EXPENSES, IN EXCESS OF 1.00% OF THE AVERAGE NET ASSETS FOR THIS PORTFOLIO. METLIFE ADVISERS MAY TERMINATE THIS EXPENSE AGREEMENT AT ANY TIME. THIS PORTFOLIO'S EXPENSES DID NOT EXCEED THE LIMITATION FOR THE YEAR ENDED DECEMBER 31, 2000.



(13 ) THE EXAMPLE ASSUMES THAT A LIFETIME INCOME ANNUITY PAYING MONTHLY
      BENEFITS IS PURCHASED AT THE BEGINNING OF YEAR 1 BY A MALE, AGE
      65. IN ADDITION, THE EXAMPLE ASSUMES A CONSTANT 7% SPECIFIED INTEREST RATE, THE SEPARATE ACCOUNT CHARGE (1.25%), EXPENSES AFTER REIMBURSEMENT AND PAYMENT OF A 5% SALES LOAD CHARGE.

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. MetLife, Inc., through its subsidiaries and affiliates, provides individual insurance and investment products to approximately 9 million households in the United States and corporations and other institutions with 33 million employees and members. It also has international insurance operations in 12 countries.


METROPOLITAN LIFE

SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

THE INCOME ANNUITY
HOW THE INCOME ANNUITY DIFFERS FROM OTHER IMMEDIATE ANNUITIES

Immediate annuities generally come in two varieties, fixed or variable. The Income Annuity does not fall squarely in either of these traditional categories.

A fixed annuity provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the annuity. A fixed annuity provides you with the security of a

                                                          [SNOOPY AND WOODSTOCK]

                                                          [SNOOPY AT BLACKBOARD]
 10
guaranteed income but does not protect your income payments from the negative impact of inflation over time.

A variable annuity provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable annuity is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed annuity.

If market interest rates at the time a variable annuity is purchased exceed the stated AIR, then the payments under a fixed annuity generally will be greater than the initial variable payment under the variable annuity. There are two reasons for the higher fixed annuity payment. First, higher interest rates yield higher income payments. Second, a variable annuity typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable annuity may be lower than a fixed annuity's, variable income payments may increase over time (although they may decrease as well). Therefore, variable annuities provide potential protection against inflation.

The Income Annuity described in this prospectus contains features of both fixed and variable immediate annuities, but also has key differences:

* The initial variable income payment under the Income Annuity is comparable to that provided by a fixed annuity, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable annuity, which has a constant benchmark rate (the AIR) and a variable investment component, the Income Annuity has both a variable benchmark interest rate and variable investment component.


* This Income Annuity is also different from other traditional immediate annuities because you may move the source of income payments back and forth between the Fixed Payment Option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable annuities have a fixed option. However, these annuities typically do not allow fixed option payments to be reallocated to the variable option.


[HOURGLASS WITH DOLLAR]

The Income Annuity has both fixed and variable options. The Fixed Payment Option works like a fixed annuity. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the Fixed Payment Option. You may also have a portion or all of your income payment allocated to the variable investment divisions.

PRODUCT COMPARISON


                  TRADITIONAL FIXED  TRADITIONAL VARIABLE          METLIFE INCOME
FEATURE                ANNUITY             ANNUITY                  SECURITY PLAN
------------------------------------------------------------------------------------------
Return            Fixed              Constant - Assumed    Varies - specified interest
Assumption                           Investment Return     rate (based on market interest
                                     (AIR)                 rates)
------------------------------------------------------------------------------------------
Who Bears Risk
  Investment      Not applicable     You                   You
  Performance
  Interest Rate   Issuer             Not applicable        You
------------------------------------------------------------------------------------------
Amount of         Based on market    Based on the AIR      Based on specified interest
Initial Payment   interest rates     (generally, less      rate (based on market interest
                                     than a fixed          rates)
                                     annuity)
------------------------------------------------------------------------------------------
Subsequent        Fixed-guaranteed   Varies - based on     Varies - based on net
Income                               net investment        investment performance relative
Payments                             performance relative  to the prior specified interest
                                     to AIR                rate and impact of change in
                                                           the specified interest rate
------------------------------------------------------------------------------------------
Transfers         Not applicable     Limited or            Permitted
between funding                      Prohibited
options
(including Fixed
Payment Option)
------------------------------------------------------------------------------------------
Asset Allocation  Not applicable     Generally, limited    Full capability
and Rebalancing                      to variable options
------------------------------------------------------------------------------------------



FEATURES OF THE INCOME ANNUITY
This Income Annuity can provide you with a stream of payments to meet your anticipated income needs. This can be payments for your lifetime, for the lifetimes of two people or over a specified period. It is a "variable" annuity because the amount of your income payment varies based on the changes in the adjustment factor, which is based on net investment returns and changes in interest rates. In short, the amount of each of your income payments under your Income Annuity may go up or down. Since neither investment performance nor interest rates are guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select and changes in the specified interest rate. We do not guarantee that your income payments will be a specific amount of money.


                                                     [CHARLIE BROWN WITH BLOCKS]

                                                     [CHARLIE BROWN WITH BLOCKS]

                                                   [SNOOPY AT THE BEACH GRAPHIC]
 12

The Income Annuity has a fixed option called the "Fixed Payment Option." You may choose to have all or a portion of the income payment fixed and guaranteed under the Fixed Payment Option. Under the Fixed Payment Option, we guarantee the amount of the income payment to you which is attributable to the percentage you allocate to the Fixed Payment Option. The Fixed Payment Option is not described in this Prospectus although we occasionally refer to it. You decide how to allocate your money among the Fixed Payment Option and the investment divisions.

With the Income Annuity, you must start receiving income payments within the first year after the contract is issued. The Income Annuity may not be available in certain states.

In addition to the group non-qualified contract, you may also use lump sum rollovers or transfers from tax-favored arrangements to purchase the Income Annuity if all applicable Federal income tax requirements are satisfied.

If your retirement plan has purchased an Income Annuity, your choice of income types may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

You select the income type suited to your needs. Some of the income types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some income types guarantee a time period of your choice over which MetLife will make income payments to you. The amount of your income payments you receive will depend on such things as the income type you choose, your investment choices and the amount of your purchase payment.


YOUR INVESTMENT CHOICES
The Metropolitan Fund, the Zenith Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and the Zenith Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the Income Annuity do not impose any 12b-1 Plan fees.


Starting with the most conservative Portfolio, your investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the

The group Income Annuity described in this Prospectus is offered to an employer, association, trust or other group for its employees, members or participants.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive.

Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

                                        [SNOOPY READING MENU GRAPHIC]


  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  PORTFOLIO
  STATE STREET RESEARCH INCOME PORTFOLIO
  STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO
  METLIFE STOCK INDEX PORTFOLIO
  HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
  T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
  STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO
  DAVIS VENTURE VALUE PORTFOLIO
  PUTNAM LARGE CAP GROWTH PORTFOLIO
  METLIFE MID CAP STOCK INDEX PORTFOLIO
  NEUBERGER BERMAN PARTNERS MID CAP VALUE
  PORTFOLIO
  JANUS MID CAP PORTFOLIO
  STATE STREET RESEARCH AGGRESSIVE GROWTH
  PORTFOLIO
  LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
  RUSSELL 2000(R) INDEX PORTFOLIO
  T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
  LOOMIS SAYLES SMALL CAP PORTFOLIO
  STATE STREET RESEARCH AURORA SMALL CAP
  VALUE PORTFOLIO
  SCUDDER GLOBAL EQUITY PORTFOLIO
  MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  PUTNAM INTERNATIONAL STOCK PORTFOLIO



Some of the investment choices may not be available under the terms of the Income Annuity. The contract or other correspondence we send you will indicate the investment divisions that are available to you. Your investment choices may be limited because:


*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits the number of available investment divisions.

*   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund or the Zenith Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuity. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Zenith Fund are available only by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

     The investment divisions generally offer the opportunity for greater income payments to you over the long term than our guaranteed Fixed Payment Option. On the other hand, income payments to you will fluctuate for amounts allocated to the investment divisions and may go down as well as up. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. 14

The Metropolitan Fund and the Zenith Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.



The Portfolios of the Metropolitan Fund and the Zenith Fund pay MetLife Advisers, LLC ("MetLife Advisers"), a MetLife affiliate, formerly known as New England Investment Management, LLC, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund or Zenith Fund.


In addition, the Metropolitan Fund and Zenith Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund or the Zenith Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

INCOME TYPES
Currently, we provide you with a wide variety of income types to suit a range of personal preferences.

There may be three people who are involved under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives the income payment.


    (Typically, the owner under a group contract permits the annuitant to choose the beneficiary)


* Annuitant: the person or persons whose life is the measure for determining the duration and sometimes the dollar amount of the income payments.

* Beneficiary: the person or persons who receive continuing income payments or a lump sum if the owner dies.

The amount of your income payments will depend in large part on the income type you choose. For example, if you select a "Lifetime Income Annuity for Two," your income payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both the fixed payments and variable income payments. We reserve the right to limit or stop issuing any of

Many times the Owner and the Annuitant are the same person.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

[SNOOPY LOOKING AT CALENDAR]
the income types currently available based on legal requirements or other considerations. The following income types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.


LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.



LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.



LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.


In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.



INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type. If the annuitant dies before all income payments have been made, income payments are paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired.


                                  When deciding how to receive income, consider:


- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

DEATH BENEFIT
Your Income Annuity may provide you a death benefit in the event of your death before you start receiving income payments. Your contract states whether a death benefit is provided. If you die before income payments begin, the owner or any beneficiaries will receive the full amount of your purchase payment in a lump sum once we receive satisfactory proof of your death. The death benefit is not affected by the changes in the adjustment factor. The fee you pay for this death benefit is described later in this Prospectus.

PURCHASE OF AN INCOME ANNUITY
We offer the Income Annuity only in states in which we have obtained approval. Approval may not be needed in all states. You must purchase an Income Annuity with one purchase payment of at least $25,000.

CALCULATING YOUR INCOME PAYMENTS
The variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payments goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the purchase payment by the death benefit fee and, if applicable, the sales load charge and premium taxes. This hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days after we issue the Income Annuity. If your first income payment is payable more than 10 days after the contract's issue date, the amount of the first income payment you receive will be different from the initial income payment calculated at issue. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).

[WOODSTOCK WRITING]

SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.


Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.


ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment. Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
The adjustment factor has two components: the investment factor and the interest factor.
 18

TO SUMMARIZE:
If an investment division's    Then the investment
annualized net investment      factor (assuming the     Value of the investment
performance is                 interest factor is 1)    factor is
More than the prior            Increases your income    More than 1
specified interest rate        payment
Equal to the prior             Keeps your income        Equal to 1
specified                      payment the same
interest rate
Less than the prior            Decreases your income    Less than 1
specified interest rate        payment

DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

     -- First, we determine the change in the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

     -- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

     -- Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

[SNOOPY TYPING]
The interest factor changes based on fluctuations in the specified interest rate.



Each investment division has a different investment factor. The interest factor is the same for all investment divisions.

TO SUMMARIZE:               Then the interest factor
If the current specified    (assuming the investment    Value of the interest
interest rate is            factor is 1)                factor is
More than the prior         Increases your income       More than 1
specified interest rate     payment
The same as the prior       Keeps your income           Equal to 1
specified interest rate     payment the same
Less than the prior         Decreases your income       Less than 1
specified interest rate     payment

DETERMINING THE INTEREST FACTOR

     -- First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

     -- Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

     -- Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.


To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.


[WOODSTOCK/SNOOPY TEETERING]
 When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.
If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.
 20

TO SUMMARIZE:
If the adjustment factor is:      Your income payment will:
More than 1                       Increase
Equal to 1                        Stay the same
Less than 1                       Decrease

EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

                                                 Prior
Interest       Investment       Adjustment       Income         Current Income
Factor         Factor           Factor           Payment        Payment
1.01000(@)  x  (@)1.00225   =   (@)1.01227   x   $500.00    =   $506.14(@)
1.00553(@)  x  (!)0.99857   =   (@)1.00409   x   $506.14    =   $508.21(@)
0.98800(!)  x  (@)1.01105   =   (!)0.99892   x   $508.21    =   $507.66(!)
0.99937(!)  x  (!)0.98788   =   (!)0.98726   x   $507.66    =   $501.19(!)

---------------

(@) arrow pointing up



(!) arrow pointing down


REALLOCATIONS
You can reallocate among investment divisions and the Fixed Payment Option. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

* For each investment division (or Fixed Payment Option), the percentage reduction (not dollar amount) in your current allocation necessary to achieve the new allocation you want for future income payments; and

* The investment divisions (or Fixed Payment Option) to which you want to increase the allocation and the percentage of the total reallocation amount by which you want to increase them.

We may require that you use our forms to make reallocations.

You generally may make a reallocation on any business day. At a future date we may limit the number of reallocations you make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.


Your reallocation request must be in good order and completed prior to the close of the Exchange on a business day if you


[WOODSTOCK AND SCALES]

[WOODSTOCK & MONEY]
want the transaction to take place on that day. All other reallocation requests will be processed on the next business day.



When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.


Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 30% of your income payment supported by investment division A to the Fixed Payment Option and the recalculated income payment supported by investment division A is $100. Then, your income payment from the Fixed Payment Option will be increased by $30 and your income payment supported by investment division A will be decreased by $30.


* Suppose you choose to reallocate 30% of your $100 fixed payment to a variable income payment supported by investment division A. Then, your income payment supported by investment division A will be increased by $30 and your fixed payment will be decreased by $30.


* Suppose you choose to reallocate 30% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $30 and your income payment supported by investment division A will be decreased by $30.

DEATH BENEFIT FEE
The death benefit fee is a one time charge deducted from your purchase payment. Your contract will state the amount of the death benefit fee to be taken from your purchase payment to pay us for the cost of providing a death benefit in the event of your death (or in the event of your death or the death of the second annuitant where an income annuity for two is chosen) before you start receiving income payments. The amount of the death benefit fee depends on the length of time until you start receiving your income payments and your age, sex and purchase payment amount.

CHARGES
There are two types of recurring charges you pay if you allocate any of your purchase payment to the investment divisions:

*   Separate Account charge; and

*   Investment-related charge.

SEPARATE ACCOUNT CHARGE


You pay a Separate Account charge that will not exceed 1.25% of the average value of amounts in the investment divisions. The rate that applies may be less than the maximum rate depending on the service level or other category that applies to your employer, association or group. The categories depend on various factors pertaining to the level of administrative or service activity we provide. The initial rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account charge if the level of administrative or service activity we provide is higher than we anticipated.



The Separate Account charge includes insurance-related charges for the risk that you may live longer than we estimated. Then we would be obligated to pay you more in income payments than anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and our miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.


INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating fees. The classes of shares available to the Income Annuity do not have 12b-1 Plan fees, which pay for distribution expenses. The amount you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.



PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.


Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state

Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor.

or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuity. We will, at our sole discretion, determine when taxes relate to the Income Annuity. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.



FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary based on other factors such as whether you purchased your Income Annuity through the mail. Depending on state law, we may refund all of your purchase payment as of the date your refund request is received at your MetLife Designated Office in good order. If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.


GENERAL INFORMATION


ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENT


Your purchase payment is sent by check or wire made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide all forms necessary to apply your purchase payment. We must have all documents in good order to credit your purchase payment.



Your purchase payment is effective and valued as of the close of the Exchange, on the day we receive it in good order at your MetLife Designated Office on days when the office is open (business day), except when it is received:


*   On a day when the net investment performance is not calculated, or


*   After the close of the Exchange.


In those cases, the purchase payments will be effective the next day the net investment performance, as applicable, is calculated.

[LUCY READING A PAPER]
    Generally, your properly completed requests are effective the day we receive them at your MetLife Designated Office.
 24

We reserve the right to credit your purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if the forms are incorrect or incomplete or other documents are not completed properly or otherwise not in good order, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.


Under the Income Annuity, your employer or the group in which you are a participant or member must identify you to us and tell us how your purchase payment should be allocated among the investment divisions and the Fixed Payment Option.

CONFIRMING REALLOCATIONS

You will receive a written statement confirming that a reallocation was recently completed.

PROCESSING REALLOCATIONS


We permit you to request reallocations by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for reallocations by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on or to limit any reallocation request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account.


When you request a reallocation, we will process the reallocation using the next available valuation date.

BY TELEPHONE OR INTERNET

You may request reallocations and obtain information by telephone between 9 a.m. and 5 p.m. Eastern Time each business day. In the future, you may be able to request reallocations and obtain information through Internet access, unless prohibited by state law.


Your request for reallocations must be completed prior to the close of the Exchange on a business day if you want the reallocation to be valued and effective on that day. Reallocations will not be valued and effective on a day the net investment performance is not calculated or after the close of the Exchange.


We will value and make effective these reallocations on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone are genuine. For

[CHARLIE BROWN ON PHONE GRAPHIC]
example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission, non-performance, or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested reallocation is completed, we will cancel the request. For example, we will cancel the reallocation request and continue making income payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making income payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for reallocations or information from you. Therefore, we reserve the right not to process reallocations requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing reallocations by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


RECEIVING INCOME PAYMENTS AND INFORMATION



You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will contain information about your payment. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.



We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.


YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.


CHANGE IN VALUE calculations reflect Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers may also be annualized.



Both yield and change in value reflect investment-related and Separate Account charges. They do not reflect a possible front-end sales load.



AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges and the front-end sales load. These figures also assume a steady annual rate of return.



Average annual total return calculations utilize the highest possible Separate Account charge (1.25%) and front-end sales load (5%). We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and front-end sales load when the performance is accompanied by average annual total return.



We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and front-end sales load and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the


All performance numbers are based upon historical information. These numbers are not intended to indicate future results.

                         [SNOOPY AS TOWN CRIER GRAPHIC]
period before the inception date of the Income Annuity and historical rates for the specified interest rate.


Historical performance information should not be relied on as a guarantee of future performance results.


We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, front-end sales load and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge.


CHANGES TO YOUR INCOME ANNUITY
We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.


* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).


* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Zenith Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account specified in your contract and any currently available portfolio in connection with the Income Annuity.

* To make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have made an allocation, we will notify you of the change. You may then make a new choice of investment divisions. Where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Income Annuity concerning Metropolitan Fund or Zenith Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Income Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or Zenith Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY
The Income Annuity is sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National

Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.


Our licensed sales representatives who sell the Income Annuity may be compensated for these sales by us. Other broker-dealers are paid a one-time commission consisting of the front-end sales load deducted from purchase payments. We remit to the broker-dealer the entire front-end sales load charge. The current broker-dealer's sales commission may range from 0% to 5%, depending upon the broker-dealer's service level or other category. The amount of your front-end sales load, if any, will be stated in your Income Annuity. MetLife reserves the right to reduce the amount of the front-end sales load at any time. MetLife pays its own distribution costs from the Separate Account charge. We may also bear distribution costs paid to other broker-dealers. These costs will also be recovered from the Separate Account charge.


FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independant auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS
If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments and payment of the death benefit under your Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. You are responsible for determining whether your purchase of an Income Annuity, income payments under the Income Annuity and other transactions under the contract satisfy applicable tax laws.


The Code and certain state and local tax laws may impose a liability for certain interests in or payments made to certain beneficiaries and payees ("skip persons") under an annuity contract. We may, if required under the Code or other applicable law, reduce the payments made to a skip person to pay the generation skipping tax or similar tax liability. Consult a tax advisor or attorney prior to naming a beneficiary or other payee under the Income Annuity to determine whether this may apply.



The designation of an annuitant, beneficiary or other payee who is not also an owner may result in certain tax consequences (including, but not limited to, income tax, estate tax, gift tax, and generation skipping transfer tax) that are not discussed in this Prospectus. You should consult a tax advisor or attorney prior to making any such designation.


Tax rules vary according to whether the contract is a non-qualified or qualified contract. We have divided the following tax discussion into these two categories. The qualified Income Annuity is intended to pay out benefits under a tax qualified retirement plan or arrangement or to satisfy tax requirements for a "rollover IRA". You need to know the Code section under which your plan or arrangement intends to qualify, because different tax sections have different requirements. For the purposes of this Prospectus, a "qualified" contract includes Section 403(b)("TSAs"), Section 457(b) (state and local government plans and tax-exempt organizations), Section 401(a) ("corporate and Keogh plans"), Section 403(a) annuity plans, Traditional IRAs (including contracts issued under a Simplified Employee Pension or "SEP") and SIMPLE IRAs.

We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

GENERAL TAX INFORMATION FOR
ALL INCOME ANNUITIES

INCOME PAYMENTS

When income payments are made from your Income Annuity (whether to you or your beneficiary), some or all of the payments will be included in your taxable income. The amount treated as taxable income differs depending on the type of:

*   annuity you purchase (e.g., non-qualified or qualified), and

*   income type you elect.

INCOME PAYMENTS BEFORE AGE 59 1/2

If you receive income payments from your Income Annuity before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. The penalty tax under SIMPLE IRAs is generally increased from 10% to 25% for income payments

[SNOOPY WITH TAX BILL GRAPHIC]
Because of the potential penalty tax, it may not be suitable for you to purchase an Income Annuity if you plan on receiving income payments before you reach age 59 1/2.

made within the first two years of an employee's participation in an employer's SIMPLE IRA plan.

Some distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

* For non-qualified income annuities providing a series of substantially equal periodic payments made annually (or more frequently) over the payment period;

* For both non-qualified and qualified income annuities as part of a series of substantially equal payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary. You must also be separated from the service of your employer at the time you receive the income payments under TSAs, Section 403(a) annuity plans, and corporate and Keogh plans.

It is unclear whether the income payments under the Income Annuity satisfy an exception to the penalty tax. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity

NON-QUALIFIED ANNUITIES

* A purchase payment for a non-qualified contract is on an "after-tax" basis, so you pay income taxes on income payments only on your earnings under the contract. Generally, these earnings are taxed when received from the contract.

* The Income Annuity may accept as a purchase payment an after-tax contribution, a Section 1035 tax-free exchange or any other tax-free transfer permitted under the Federal tax laws. It may also be used to annuitize one of our existing annuity contracts.

* When a non-natural person owns a non-qualified contract, the Income Annuity will generally not be treated as an annuity for tax purposes and gains under the contract will be subject to immediate taxation as ordinary income. Corporations and certain other entities are generally considered non-natural persons. However, an Income Annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes. There is also an exception for some types of immediate annuities owned by non-natural persons. It is not certain whether this Income Annuity meets this exception. Accordingly, such entities should consult their tax advisor prior to the purchase of the Income Annuity.

* In some circumstances, annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for certain tax purposes. As a result, a greater portion of your income payments may be considered taxable income than you would otherwise expect.


After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.


[WOODSTOCK WITH MAIL]
 32

DIVERSIFICATION

In order for a non-qualified contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of the Income Annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of reallocations between investment divisions and between an investment division and the Fixed Payment Option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of investment divisions available or the frequency of reallocations among them.

INCOME PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payment; and

*   A taxable payment of earnings.

The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Payment Option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qalified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

[LUCY DOING PAPERWORK]

AFTER DEATH

If you (the owner or any annuitant) die before payments under the Income Annuity begin, we must make payment of your entire interest in the contract within five years of the date of your death.

If you die on or after the date that income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die after income payments begin but before your purchase payment is returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

QUALIFIED ANNUITIES

GENERAL

This Income Annuity is intended to accept a single purchase payment from your employer's plan, accrued plan benefit or a tax-free transfer or rollover from your employer's plan or from another plan permitted under the Code. This type of purchase payment is generally not subject to the annual limits on purchase payments which otherwise apply to contributions under these types of plans. Generally, income payments must commence prior to the date that you must begin receiving distributions from the qualified plan. Under certain circumstances, however, we may also accept the purchase payment after that date.

Generally, your qualified Income Annuity can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

INCOME PAYMENTS

Income payments are included in taxable income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of the non-deductible purchase payment to the total value of your plan benefit or account balance. In some cases (e.g., IRAs and TSAs), plan benefits or account balances may be aggregated.
We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

[LINUS WITH COIN]
 34

MINIMUM DISTRIBUTION REQUIREMENTS


* For Traditional and Simple IRAs and SEPs, you must begin receiving distributions by April 1st of the calendar year following the year in which you turn 70 1/2. For plans or arrangements other than IRAs or SEPs (e.g., TSAs, Section 403(a) annuity plans, and corporate and Keogh plans), you must generally begin receiving distributions by April 1st of the calendar year following the later of (1) the year in which you reach 70 1/2 or (2) the year in which you retire. Complex rules apply to the determination of the amount of these distributions. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not. It is uncertain whether your income payments under the Income Annuity meet these minimum distribution requirements, and MetLife is seeking guidance from the IRS. You should consult a tax advisor prior to purchasing the contract as a Traditional IRA, SEP or SIMPLE IRA, or in connection with TSAs, Section 403(a) annuity plans or corporate and Keogh plans.


AFTER DEATH

If you (the owner or any annuitant) die before income payments begin, we must make payment of your entire interest in the contract within five years after your death.


Otherwise, if you die on or after the first income payment date, income payments must continue at least as rapidly as under the distribution method in effect at your death.


ADDITIONAL CONSIDERATIONS FOR CERTAIN QUALIFIED ARRANGEMENTS

SIMPLE IRAs

Once purchase payments are made under the SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were a Traditional IRA. Additionally, you may not make a direct transfer or a rollover from a SIMPLE IRA into a Traditional IRA during the initial two year period in which you participated in the SIMPLE IRA plan of your employer, nor can you make a direct transfer of or a rollover from a Traditional IRA into a SIMPLE IRA at any time.

DEFINED BENEFIT PLANS

MetLife has asked the IRS to rule that the tax qualified status of a defined benefit plan will not be adversely affected by the purchase of the Income Annuity to distribute benefits under the plan. In addition, we have asked the IRS for a ruling that the Income Annuity is not a "variable annuity" requiring an actuarial adjustment to the plan's benefits pursuant to Section 415(b)(2)(B) of the Code and Rev.

Rul. 76-47. We do not know whether the IRS will issue either of the requested rulings. You should consult a tax advisor prior to purchasing the Income Annuity for use in connection with a defined benefit plan.

MANDATORY 20% WITHHOLDING ON CERTAIN QUALIFIED PLANS AND ARRANGEMENTS

For a qualified Income Annuity issued in connection with TSAs, Section 403(a) annuity plans, and corporate and Keogh plans, we are required to withhold 20% of any income payment that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a Traditional IRA or another eligible retirement plan.

Generally, income payments made on or after the required beginning date (as previously discussed in "Minimum Distribution Requirements") are not eligible rollover distributions. Additionally, payments under certain types of income annuities are not treated as eligible rollover distributions. We or your qualified plan administrator will notify you if an income payment is an eligible rollover distribution.

TSAs

Payments generally cannot be made from a TSA prior to age 59 1/2, unless the participant dies, becomes disabled or separates from service with his or her employer. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity.

SECTION 457(b)

Rules similar to the minimum distribution requirements apply to Section 457(b) plans. Additionally, the Code requires that the payments under such plans must be non-increasing. For these plans, the required beginning date is generally April 1st following the later of: (1) the calendar year in which you reach age 70 1/2 or (2) the calendar year in which you retire. It is uncertain whether income payments from the qualified Income Annuity meet these distribution requirements. Consequently, you or the plan administrator should consult a tax advisor prior to purchasing the contract in connection with the payment of plan benefits.

Income payments made to a plan participant under a Section 457(b) plan are generally subject to the Federal income tax rules applicable to wages (including withholding) and not to the rules and withholding election under annuity contracts.

Generally, an Income Annuity can not be purchased for you until you:

*   reach age 70 1/2;

*   separate from service; or

*   as otherwise provided under the code and regulations.

[CHARLIE BROWN AND SNOOPY]
 36

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................ ................     2
SAMPLE CALCULATION ILLUSTRATING
     HOW THE ADJUSTMENT FACTOR IS DETERMINED AND
     APPLIED TO INCOME PAYMENTS.......... ..........     3
INVESTMENT MANAGEMENT FEES............ .............     4
VOTING RIGHTS................... ...................     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     5
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....     9
FINANCIAL STATEMENTS OF METLIFE.......... ..........    55


[PEANUTS GANG GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Income Annuity.

                                                             Corporate
                         Non-       IRA &          Section      and      Section
                       Qualified   SEP (1)   TSA   403(a)      Keogh     457(b)
California...........  2.35%       .5%(2)    .5%   .5%       .5%         2.35%
Maine................  2.0%        --        --    --        --          --
Nevada...............  3.5%        --        --    --        --          --
Puerto Rico..........  1.0%        1.0%      1.0%  1.0%      1.0%        1.0%
South Dakota.........  1.25%       --        --    --        --          --
West Virginia........  1.0%        1.0%      1.0%  1.0%      1.0%        1.0%
Wyoming..............  1.0%        --        --    --        --          --

----------------

(1) PREMIUM TAX RATES APPLICABLE TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA AND SEP."

(2) WITH RESPECT TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF
    SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.

(C)2001 METROPOLITAN LIFE INSURANCE COMPANY


[LUCY'S TAXES GRAPHIC]
 38

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.


[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and New
    England Zenith Fund


[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company

2 Montgomery St.


P.O. Box 2035


Jersey City, NJ 07302


Attention: MetLife Income Security Plan

                                   METLIFE(R)

                        01-029 L01048VNK(exp0502)MLIC-LD
Metropolitan Life Insurance Company, One Madison Avenue, New York, NY 10010-3690

A patent application for the systems and methods required for implementation has been filed with the U.S. Patent Office and International jurisdictions under the Patent Cooperation Treaty.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy--A Beagle dog
Charlie Brown--A little boy with zigzag pattern on shirt
Woodstock--A small bird
Lucy--A little brunette girl
Linus--A younger little boy with striped shirt (Lucy's brother)
Marcie--A little brunette girl with glasses
Franklin--A curly haired little boy
Pigpen--A little boy with dust cloud and smudged face
Peppermint Patty--An athletic girl with freckles, page boy haircut and sandals Sally--A little blond girl with curls on top (Charlie Brown's sister) Schroeder--A little boy with full head of hair and striped shirt (pianist)


                                               PAGE
                                            ----------
 1.  Snoopy as MetLife Representative
     with briefcase straightening bow
     tie................................    First page
 2.  Charlie Brown on step ladder
     looking at fold out map............    Page 3        Table of Contents
 3.  Snoopy in suit with pointer........    Page 4        Important Terms You Should Know
 4.  Charlie Brown Reading Financial
     Section............................    Page 6        Specified Interest Rate
 5.  Snoopy as MetLife Representative
     listening to crowd of Woodstocks...    Page 10       MetLife
 6.  "Professor" Snoopy at blackboard
     with "Immediate Annuities" written
     on it with pointer.................    Page 10       The Income Annuity
 7.  Hour glass with dollar bill being
     shredded into bottom of glass with
     "inflation" written on it..........    Page 11       The Income Annuity
 8.  Charlie Brown deciding between
     three building blocks with "Annuity
     A", "Annuity B" and "Annuity C"
     written on them....................    Page 12       Product Comparison
 9.  Snoopy on beach with drink and
     sunglasses relaxing in lounge
     chair..............................    Page 12       Features of the Income Annuity
10.  Snoopy reading menu at restaurant
     table..............................    Page 14       Your Investment Choices
11.  Snoopy with money in both hands
     looking at desk calendar with
     "Monday 1st" written on it.........    Page 15       Income Types
12.  Woodstock writing out a check......    Page 17       Purchase of an Income Annuity
13.  "Flying Ace" Snoopy with pointer
     looking at crowd of Woodstocks
     flying away........................    Page 18       Subsequent Income Payments
14.  Snoopy using adding machine........    Page 19       Determining the Investment Factor

                                               PAGE
                                            ----------
15.  Snoopy and Woodstock balanced on
     seesaw.............................    Page 20       Interest Factor
16.  Woodstock in middle of balance
     scale with "Interest Factor" going
     up and "Investment Factor" going
     down...............................    Page 21       Income Payment Calculations
17.  Woodstock carrying a sack of
     money..............................    Page 21       Reallocations
18.  Lucy with magnifying glass studying
     a piece of paper...................    Page 24       Free Look
19.  Charlie Brown on the telephone.....    Page 25       Processing Reallocations by
                                                          Telephone or Internet
20.  "Colonial" Snoopy as town cryer....    Page 27       Advertising Performance
21.  "Uncle Sam" Snoopy with "tax bill"
     in hand............................    Page 31       General Tax Information
22.  Woodstock flying holding paper in
     hand...............................    Page 32       Diversification
23.  Lucy filling out "FORM 1040" with
     adding machine on table............    Page 33       Income Payments
24.  Linus rolling ball with "IRAs"
     written on it......................    Page 34       Qualified Annuities
25.  Charlie Brown digging in pockets to
     pay "Uncle Sam" Snoopy.............    Page 36       Section 457(b)
26.  Franklin, Snoopy, Charlie Brown,
     Lucy, Pigpen, Schroeder and
     Peppermint Patty...................    Page 37       Table of Contents for the SAI
27.  Lucy in her advice box with
     "TAXES--The Expert is in" printed
     on it advising Peppermint Patty and
     Sally..............................    Page 38       Premium Tax Table

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                        METLIFE INCOME SECURITY PLAN(SM)
                           A VARIABLE INCOME ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B


     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Income Security Plan, A Variable Income Annuity and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, MetLife Income Security Plan, 2 Montgomery St., P.O. Box 2035, Jersey City, NJ 07302.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. and the Zenith Fund is attached at the end of this Statement of Additional Information.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Income Security Plan, A Variable Income Annuity.
                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................     2
Distribution of Certificates and Interests in the Income
  Annuity...................................................     2
Sample Calculation Illustrating How the Adjustment Factor Is
  Determined and Applied to Income Payments.................     3
Investment Management Fees..................................     4
Voting Rights...............................................     5
Performance Data and Advertisement of the Separate
  Account...................................................     5
Financial Statements of the Separate Account................     9
Financial Statements of MetLife.............................    55

INDEPENDENT AUDITORS


     The financial statements for the Separate Account for the period ended December 31, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITY

     MetLife is both the depositor and the underwriter (issuer) of the Income Annuity.


     The certificates and interests in the Income Annuity are sold through individuals who are licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. They may also be sold through the mail. Our licensed sales representatives who sell the Income Annuity may be compensated for these sales by us. Other broker-dealers are paid sales commissions from the front-end sales load deducted from the purchase payments. We remit to the broker-dealer the entire front-end sales load charge. The broker-dealer's sales commission is 0% to 5%. MetLife pays its own distribution costs from the Separate Account Charge.


     The offering of the Income Annuity is continuous. In certain situations, the Income Annuity may not include all investment choices or the Fixed Payment Option. Each contract will indicate the available choices.

                        CALCULATING YOUR INCOME PAYMENTS

                    SAMPLE CALCULATION ILLUSTRATING HOW THE
                        ADJUSTMENT FACTOR IS DETERMINED
                       AND APPLIED TO THE INCOME PAYMENTS


Example of Calculation of Investment Factor
a. Assumed net investment performance for the period
   (.65%)...................................................     1.00650

b. Assumed interest rate (as specified in your contract) as
   of the last valuation date...............................         7.1%

c. Adjustment based on assumed interest rate for the
   period(1)................................................     0.99467

d. Investment factor (a) x (c)..............................     1.00114

Example of Calculation of Interest Factor
a. Annuity purchase rate based on prior interest rate
   (7.1%)(2)................................................   122.32996

b. Annuity purchase rate based on current interest rate
   (7.2%)(3)................................................   121.37388

c. Interest Factor (a)/(b)..................................     1.00788

Life annuity for male, age 65
a. First monthly variable income payment due February 1,
   2000.....................................................  $   400.00

b. Assumed investment factor for first month*...............     1.00114

c. Assumed interest factor for first month*.................     1.00788

d. Adjustment factor (b) x (c)..............................     1.00903

e. Second monthly variable income payment due March 1, 2000
   (a) x (d)................................................  $   403.61

f. Assumed investment factor for second month*..............      .99981

g. Assumed interest factor for second month*................      .97665

h. Adjustment factor (f) x (g)..............................      .97646

i. Third monthly variable income payment due April 1, 2000
   (e) x (h)................................................  $   394.11


------------------
Notes:

(1) Approximately one month.
(2) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate (as specified in your contract) as of the prior valuation date.
(3) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate as of the current valuation date. However, the interest rate as of the current valuation date is adjusted to reflect the interest rate as of the prior valuation date for the time period from the prior valuation date to the current valuation date.
* Calculated on the income determination date which is 10 days prior to the date the income payment is made.

INVESTMENT MANAGEMENT FEES

METROPOLITAN LIFE INSURANCE COMPANY

     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund, an investment management fee. The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio.



                                                       INVESTMENT
                                                       MANAGEMENT
                                         AVERAGE           FEE
                                        DAILY NET      SCHEDULE--
PORTFOLIO                                ASSETS        % PER ANNUM
---------                           -----------------  -----------
State Street Research Investment    1st $500 million      0.55%
  Trust                             next $500 million     0.50%
                                    over $1 billion       0.45%
State Street Research Income        1st $250 million      0.35%
                                    next $250 million     0.30%
                                    over $500 million     0.25%
State Street Research Diversified   1st $500 million      0.50%
                                    next $500 million     0.45%
                                    over $1 billion       0.40%
State Street Research Aggressive    1st $500 million      0.75%
  Growth                            next $500 million     0.70%
                                    over $1 billion       0.65%
Putnam Large Cap Growth             1st $500 million      0.80%
                                    next $500 million     0.75%
                                    over $1 billion       0.70%
State Street Research Aurora Small  1st $500 million      0.85%
  Cap Value                         next $500 million     0.80%
                                    over $1 billion       0.75%
Putnam International Stock          1st $500 million      0.90%
                                    next $500 million     0.85%
                                    over $1 billion       0.80%
Loomis Sayles High Yield Bond       All assets            0.70%
T. Rowe Price Small Cap Growth      1st $100 million      0.55%
                                    next $300 million     0.50%
                                    over $400 million     0.45%
T. Rowe Price Large Cap Growth      1st $50 million       0.70%
                                    over $50 million      0.60%
Janus Mid Cap                       1st $100 million      0.75%
                                    next $400 million     0.70%
                                    over $500 billion     0.65%
Scudder Global Equity               1st $50 million       0.90%
                                    next $50 million      0.55%
                                    next $400 million     0.50%
                                    over $500 million     .475%
Harris Oakmark Large Cap Value      1st $250 million      0.75%
                                    over $250 million     0.70%
Neuberger Berman Partners Mid Cap   1st $100 million      0.70%
  Value                             next $250 million     .675%
                                    next $500 million     0.65%
                                    next $750 million     .625%
                                    over $1.6 billion     0.60%
MetLife Stock Index                 All Assets            0.25%
Lehman Brothers(R) Aggregate Bond   All Assets            0.25%
  Index
Russell 2000 Index                  All Assets            0.25%


                                                       INVESTMENT
                                                       MANAGEMENT
                                         AVERAGE           FEE
                                        DAILY NET      SCHEDULE--
PORTFOLIO                                ASSETS        % PER ANNUM
---------                           -----------------  -----------
Morgan Stanley EAFE Index           All Assets            0.30%
MetLife Mid Cap Stock Index         All Assets            0.25%

     MetLife Advisers pay the following entities for providing services as sub-investment manager of the portfolio(s) indicated:


     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
State Street Research &           State Street Research Income
  Management Company(1)           State Street Research
                                  Diversified
                                  State Street Research
                                    Investment Trust
                                  State Street Research Aggressive
                                  Growth
                                  State Street Research Aurora
                                  Small Cap Value
MetLife                           MetLife Stock Index
                                  Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley EAFE(R) Index
                                  MetLife Mid Cap Stock Index
Putnam Investment Management,     Putnam Large Cap Growth
  Inc.                            Putnam International Stock
Loomis, Sayles & Company, L.P.    Loomis Sayles High Yield Bond
Janus Capital Corporation         Janus Mid Cap
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
Scudder Kemper Investments, Inc.  Scudder Global Equity
Harris Associates, L.P.           Harris Oakmark Large Cap Value
Neuberger Berman Management       Neuberger Berman Partners Mid
  Incorporated                    Cap Value


------------------
(1) State Street Research & Management Company is one of our subsidiaries.


     The Zenith Fund pays an investment management fee to MetLife Advisers to serve as investment manager to the Davis Venture Value Series and the Loomis Sayles Small Cap Series.


     The Zenith Fund pays as a percentage per annum of the average net assets the following:


                                                        INVESTMENT
                                       AVERAGE          MANAGEMENT
                                      DAILY NET             FEE
SERIES                                 ASSETS           % PER ANNUM
------                                ---------         -----------
Davis Venture Value              All Assets                .75%
Loomis Sayles Small Cap          1st $500 million          .90%
                                 over $500 million         .85%



     MetLife Advisers pays sub-investment advisory fees to Davis Selected Advisers, L.P. for the Davis Venture Value Series and Loomis Sayles & Company, L.P. for the Loomis Sayles Small Cap Series. These fees are solely the responsibility of the MetLife Advisers.

     The Metropolitan Fund and the Zenith Fund, are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund's and the Zenith Fund prospectuses are attached at the end of the prospectus. The SAIs are available upon request.

     See the prospectuses for the Metropolitan Fund and Zenith Fund for a discussion of the different separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund and Zenith Fund and the risk related to that arrangement.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account which are deemed attributable to the Income Annuity described in the Prospectus or at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Income Annuity described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to your Income Annuity is determined by dividing the value of your Income Annuity attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Income Annuity described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     You will be entitled to give instructions regarding the votes attributable to your Income Annuity, in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment advisor or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Zenith Fund's, boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.


PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT



     From time to time we advertise the performance of various Separate Account investment divisions prior to any calculation that incorporates the interest rate factor or annuity purchase rates, (i.e., the net investment return, less Separate Account charge). Performance will be stated in terms of either yield, "change in value" or "average annual total return" or some combination of the foregoing. Yield, change in value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in value calculations reflect all Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers also may be annualized. Both yield and change in value reflect investment-related and

Separate Account charges. They do not reflect a possible front-end sales load.



     Average annual total return calculations reflect all investment-related and Separate Account charges and front-end sales load. These figures also assume a steady annual rate of return. Average annual total return calculations utilize the highest possible Separate Account charge (1.25%) and front-end sales load (5%). We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and front-end sales load when that performance is accompanied by average annual total return.



     We may demonstrate hypothetical values of annuity benefits over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and front-end sales load and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.


     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge.


     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Standard & Poor's 600 Index, the Russell 2000(R) Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Lehman Brothers Aggregate Bond Index, and/or the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.


     The following data is illustrative only and should not be relied upon. Figures for change in value reflect only three weeks of performance which most likely is not indicative of the Portfolios' historical long-term performance. Refer to the most recent performance data for the Portfolios for more recent data. Past performance is not a guarantee of future results.



     Inception (12/11/00) to December 31, 2000



                                                               CHANGE
INVESTMENT DIVISION                                           IN VALUE
-------------------                                           --------
Lehman Brothers(R) Aggregate Bond Index Division............     1.21%
State Street Research Income Division.......................     1.34%
State Street Research Diversified Division..................    -1.53%
MetLife Stock Index Division................................    -4.35%
Harris Oakmark Large Cap Value Division.....................     3.01%
T. Rowe Price Large Cap Growth Division.....................    -5.16%
State Street Research Investment Trust Division.............    -3.98%
Davis Venture Value Division................................     1.35%
Putnam Large Cap Growth Division............................   -14.01%
MetLife Mid Cap Stock Index Division........................    -3.45%
Neuberger Berman Partners Mid Cap Value Division............     3.75%
Janus Mid Cap Division......................................   -12.04%
State Street Research Aggressive Growth Division............   -10.05%
Loomis Sayles High Yield Bond Division......................     1.39%
Russell 2000(R) Index Division..............................    -0.82%

                                                               CHANGE
INVESTMENT DIVISION                                           IN VALUE
-------------------                                           --------
T. Rowe Price Small Cap Growth Division.....................    -5.41%
Loomis Sayles Small Cap Division............................    -0.86%
State Street Research Aurora Small Cap Value Division.......     6.99%
Scudder Global Equity Division..............................     0.95%
Morgan Stanley EAFE(R) Index Division.......................    -0.53%
Putnam International Stock Division.........................     1.67%



     The following data for the Portfolios has been restated to reflect the deduction of the Separate Account charge and the investment-related charge for the period before the inception date of the Income Annuity.



     Annualized changes in value for the investment divisions for the Period Ending 12/31/2000. For periods of 1, 5, and 10 years (or since inception) as applicable (without sales charges).



                                      1 YEAR          5 YEAR          10 YEAR
                       INCEPTION   (OR INCEPTION   (OR INCEPTION   (OR INCEPTION
INVESTMENT DIVISION      DATE        IF LESS)        IF LESS)        IF LESS)
-------------------    ---------   -------------   -------------   -------------
Lehman Brothers(R)
 Aggregate Bond Index
 Division............  11/09/98        10.04%           3.89%             NA
State Street Research
 Income Division.....  06/24/83         9.87%           4.91%           6.81%
State Street Research
 Diversified
 Division............  07/25/86        -0.21%          11.26%          11.78%
MetLife Stock Index
 Division............  05/01/90       -10.44%          16.43%          15.57%
Harris Oakmark Large
 Cap Value
 Division............  11/09/98        11.09%          -0.37%             NA
T. Rowe Price Large
 Cap Growth
 Division............  11/09/98        -1.73%          13.29%             NA
State Street Research
 Investment Trust
 Division............  06/24/83        -7.32%          16.00%          15.76%
Davis Venture Value
 Division............  10/31/94         8.15%          18.37%          20.00%
Putnam Large Cap
 Growth Division*....  07/05/00       -26.27%             NA              NA
MetLife Mid Cap Stock
 Index Division*.....  07/05/00         6.20%             NA              NA
Neuberger Berman
 Partners Mid Cap
 Value Division......  11/09/98        26.65%          23.76%             NA
Janus Mid Cap
 Division............  03/03/97       -32.09%          27.98%             NA
State Street Research
 Aggressive Growth
 Division............  04/29/88        -8.78%           8.60%          15.05%



                                      1 YEAR          5 YEAR          10 YEAR
                       INCEPTION   (OR INCEPTION   (OR INCEPTION   (OR INCEPTION
INVESTMENT DIVISION      DATE        IF LESS)        IF LESS)        IF LESS)
-------------------    ---------   -------------   -------------   -------------
Loomis Sayles High
 Yield Bond
 Division............  03/03/97        -2.15%           2.35%             NA
Russell 2000(R) Index
 Division............  11/09/98        -4.94%           9.44%             NA
T. Rowe Price Small
 Cap Growth
 Division............  03/03/97       -10.20%           8.45%             NA
Loomis Sayles Small
 Cap Division........  05/02/94         3.01%          15.69%          14.94%
State Street Research
 Aurora Small Cap
 Value Division*.....  07/05/00        22.50%             NA              NA
Scudder Global Equity
 Division............  03/03/97        -2.80%          11.04%             NA
Morgan Stanley
 EAFE(R) Index
 Division............  11/09/98       -15.48%           5.66%             NA
Putnam International
 Stock Division......  07/01/91       -11.25%           2.95%           5.35%



*Partial year change in value is not annualized.



     The following data for the Income Annuity has been restated to reflect the maximum 5% sales load, the deduction of the 1.25% Separate Account charge and the investment-related charge. It includes performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Income Annuity. We use the actual performance after the inception date.



                                      1 YEAR          5 YEAR          10 YEAR
                       INCEPTION   (OR INCEPTION   (OR INCEPTION   (OR INCEPTION
INVESTMENT DIVISION      DATE        IF LESS)        IF LESS)        IF LESS)
-------------------    ---------   -------------   -------------   -------------
Lehman Brothers(R)
 Aggregate Bond Index
 Division............  11/09/98         4.54%           1.44%             NA
State Street Research
 Income Division.....  06/24/83         4.38%           3.84%           6.26%
State Street Research
 Diversified
 Division............  07/25/86        -5.20%          10.12%          11.21%
MetLife Stock Index
 Division............  05/01/90       -14.92%          15.24%          14.98%
Harris Oakmark Large
 Cap Value
 Division............  11/09/98         5.54%          -2.72%             NA
T. Rowe Price Large
 Cap Growth
 Division............  11/09/98        -6.64%          10.61%             NA
State Street Research
 Investment Trust
 Division............  06/24/83       -11.95%          14.82%          15.17%
Davis Venture Value
 Division............  10/31/94         2.74%          17.16%          19.01%

                                      1 YEAR          5 YEAR          10 YEAR
                       INCEPTION   (OR INCEPTION   (OR INCEPTION   (OR INCEPTION
INVESTMENT DIVISION      DATE        IF LESS)        IF LESS)        IF LESS)
-------------------    ---------   -------------   -------------   -------------
Putnam Large Cap
 Growth Division*....  07/05/00       -29.96%             NA              NA
MetLife Mid Cap Stock
 Index Division*.....  07/05/00         0.89%             NA              NA
Neuberger Berman
 Partners Mid Cap
 Value Division......  11/09/98        20.32%          20.84%             NA
Janus Mid Cap
 Division............  03/03/97       -35.49%          26.28%             NA
State Street Research
 Aggressive Growth
 Division............  04/29/88       -13.34%           7.49%          14.46%
Loomis Sayles High
 Yield Bond
 Division............  03/03/97        -7.04%           0.99%             NA
Russell 2000(R) Index
 Division............  11/09/98        -9.69%           6.85%             NA



                                      1 YEAR          5 YEAR          10 YEAR
                       INCEPTION   (OR INCEPTION   (OR INCEPTION   (OR INCEPTION
INVESTMENT DIVISION      DATE        IF LESS)        IF LESS)        IF LESS)
-------------------    ---------   -------------   -------------   -------------
T. Rowe Price Small
 Cap Growth
 Division............  03/03/97       -14.69%           7.01%             NA
Loomis Sayles Small
 Cap Division........  05/02/94        -2.14%          14.51%          14.06%
State Street Research
 Aurora Small Cap
 Value Division*.....  07/05/00        16.38%             NA              NA
Scudder Global Equity
 Division............  03/03/97        -7.66%           9.56%             NA
Morgan Stanley
 EAFE(R) Index
 Division............  11/09/98       -19.71%           3.16%             NA
Putnam International
 Stock Division......  07/01/91       -15.69%           1.90%           4.78%



*Partial year change in value is not annualized.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Metropolitan Life Separate Account E including the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Zenith Davis Venture Value, and Zenith Loomis Sayles Small Cap Portfolios, collectively (the "Separate Account"), including the schedule of investments as of December 31, 2000, and the related statements (i) of operations for the year ended December 31, 2000, the statements of changes in net assets for the years ended December 31, 2000 and 1999 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth Portfolios and (ii) of operations and of changes in net assets for the period May 1, 2000 (commencement of operations) to December 31, 2000 of Putnam Large Cap Growth, July 5, 2000 (commencement of operations) to December 31, 2000 of State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Zenith Davis Venture Value, and Zenith Loomis Sayles Small Cap Portfolios. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Metropolitan Life Separate Account E including the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, Variable B, Variable C, Variable D, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Fidelity VIP Money Market, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP II Investment Grade Bond, Fidelity VIP II Asset Manager, Calvert Social Balanced, Calvert Social Mid Cap Growth, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value, MetLife Mid Cap Stock Index, Zenith Davis Venture Value, and Zenith Loomis Sayles Small Cap Portfolios as of December 31, 2000, the results of its operations, and the changes in its net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 5, 2001

                      Metropolitan Life Separate Account E

                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2000

                                                          State Street
                               State Street  State Street   Research    State Street
                                 Research      Research      Money        Research     Variable
                                  Growth        Income       Market     Diversified        B
                                Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                              -------------- ------------ ------------ -------------- -----------
ASSETS:
Investments at Value (Note
 2A):
State Street Research Growth
 Portfolio
 (75,559,126 Shares; cost
 $2,375,141,922)............  $2,662,919,012          --          --              --  $79,896,424
State Street Research Income
 Portfolio
 (29,492,389 Shares; cost
 $375,302,279)..............             --  $383,106,132         --              --          --
State Street Research Money
 Market Portfolio
 (1,216,537 Shares; cost
 $12,772,661)...............             --           --  $12,338,118             --          --
State Street Research
 Diversified Portfolio
 (128,095,455 Shares; cost
 $2,141,906,340)............             --           --          --   $2,354,394,467         --
State Street Research
 Aggressive Growth Portfolio
 (39,534,276 Shares; cost
 $1,193,066,519)............             --           --          --              --          --
MetLife Stock Index
 Portfolio
 (102,275,636 Shares; cost
 $2,986,073,571)............             --           --          --              --          --
Putnam International Stock
 Portfolio
 (20,053,142 Shares; cost
 $248,379,472)..............             --           --          --              --          --
Loomis Sayles High Yield
 Bond Portfolio
 (6,719,752 Shares; cost
 $64,530,203)...............             --           --          --              --          --
Janus Mid Cap Portfolio
 (67,657,191 Shares; cost
 $1,921,087,209)............             --           --          --              --          --
T. Rowe Price Small Cap
 Growth Portfolio
 (19,938,487 Shares; cost
 $297,176,425)..............             --           --          --              --          --
Scudder Global Equity
 Portfolio
 (12,710,387 Shares; cost
 $166,838,209)..............             --           --          --              --          --
Harris Oakmark Large Cap
 Value Portfolio
 (5,197,370 Shares; cost
 $49,274,963)...............             --           --          --              --          --
Neuberger Berman Partners
 Mid Cap Value Portfolio
 (8,359,662 Shares; cost
 $111,361,182)..............             --           --          --              --          --
T. Rowe Price Large Cap
 Growth Portfolio
 (13,112,213 Shares; cost
 $176,375,044)..............             --           --          --              --          --
Lehman Brothers Aggregate
 Bond Index Portfolio
 (12,555,552 Shares; cost
 $123,920,971)..............             --           --          --              --          --
Morgan Stanley EAFE Index
 Portfolio
 (8,368,025 Shares; cost
 $102,716,367)..............             --           --          --              --          --
Russell 2000 Index Portfolio
 (11,155,591 Shares; cost
 $132,361,154)..............             --           --          --              --          --
Putnam Large Cap Growth
 Portfolio
 (2,575,974 Shares; cost
 $23,894,359)...............             --           --          --              --          --
State Street Research Aurora
 Small Cap Value Portfolio
 (4,166,945 Shares; cost
 $45,406,698)...............             --           --          --              --          --
MetLife Mid Cap Stock Index
 Portfolio
 (5,593,833 Shares; cost
 $60,598,510)...............             --           --          --              --          --
Zenith Davis Venture Value
 Portfolio
 (992,434 Shares; cost
 $28,524,457)...............             --           --          --              --          --
Zenith Loomis Sayles Small
 Cap Portfolio
 (44,097 Shares; cost
 $9,345,887)................             --           --          --              --          --
Fidelity VIP Money Market
 Portfolio
 (15,740,179 Shares; cost
 $15,740,179)...............             --           --          --              --          --
Fidelity VIP Equity Income
 Portfolio
 (5,131,411 Shares; cost
 $111,598,318)..............             --           --          --              --          --
Fidelity VIP Growth
 Portfolio
 (5,167,537 Shares; cost
 $192,619,222)..............             --           --          --              --          --
Fidelity VIP Overseas
 Portfolio
 (1,613,591 Shares; cost
 $32,789,436)...............             --           --          --              --          --
Fidelity VIP II Investment
 Grade Bond Portfolio
 (870,866 Shares; cost
 $10,634,135)...............             --           --          --              --          --
Fidelity VIP II Asset
 Manager Portfolio
 (3,502,076 Shares; cost
 $56,086,042)...............             --           --          --              --          --
Calvert Social Balanced
 Portfolio
 (27,185,749 Shares; cost
 $52,767,505)...............             --           --          --              --          --
Calvert Social Mid Cap
 Growth Portfolio
 (393,642 Shares; cost
 $12,099,656)...............             --           --          --              --          --
                              -------------- ------------ -----------  -------------- -----------
Total investments...........   2,662,919,012  383,106,132  12,338,118   2,354,394,467  79,896,424
Cash........................             --            22         --              --          --
                              -------------- ------------ -----------  -------------- -----------
Total assets................   2,662,919,012  383,106,154  12,338,118   2,354,394,467  79,896,424
LIABILITIES.................              22          --          --               80         --
                              -------------- ------------ -----------  -------------- -----------
NET ASSETS..................  $2,662,918,990 $383,106,154 $12,338,118  $2,354,394,387 $79,896,424
                              ============== ============ ===========  ============== ===========

                       See Notes to Financial Statements.

                        State Street
                          Research       MetLife        Putnam     Loomis Sayles                T. Rowe Price
  Variable   Variable    Aggressive       Stock      International  High Yield       Janus        Small Cap
     C           D         Growth         Index          Stock         Bond         Mid Cap        Growth
 Portfolio   Portfolio   Portfolio      Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
 ----------  --------- -------------- -------------- ------------- ------------- -------------- -------------
 $2,964,376   $38,839             --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --   $1,250,469,141            --           --            --              --           --
        --        --              --  $3,606,238,939          --            --              --           --
        --        --              --             --  $248,458,427           --              --           --
        --        --              --             --           --    $60,477,764             --           --
        --        --              --             --           --            --   $1,582,501,702          --
        --        --              --             --           --            --              --  $285,120,359
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
        --        --              --             --           --            --              --           --
 ----------   -------  -------------- -------------- ------------   -----------  -------------- ------------
  2,964,376    38,839   1,250,469,141  3,606,238,939  248,458,427    60,477,764   1,582,501,702  285,120,359
        --        --               16            --           --            --              --            44
 ----------   -------  -------------- -------------- ------------   -----------  -------------- ------------
  2,964,376    38,839   1,250,469,157  3,606,238,939  248,458,427    60,477,764   1,582,501,702  285,120,403
        --        --              --              36          --            --              964          --
 ----------   -------  -------------- -------------- ------------   -----------  -------------- ------------
 $2,964,376   $38,839  $1,250,469,157 $3,606,238,903 $248,458,427   $60,477,764  $1,582,500,738 $285,120,403
 ==========   =======  ============== ============== ============   ===========  ============== ============

                      Metropolitan Life Separate Account E

                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2000

                                                           Neuberger    T. Rowe Price
                             Scudder    Harris Oakmark  Berman Partners   Large Cap
                          Global Equity Large Cap Value  Mid Cap Value     Growth
                            Portfolio      Portfolio       Portfolio      Portfolio
                          ------------- --------------- --------------- -------------
ASSETS:
Investments at Value
 (Note 2A):
State Street Research
 Growth Portfolio
 (75,559,126 Shares;
 cost $2,375,141,922)...           --             --              --             --
State Street Research
 Income Portfolio
 (29,492,389 Shares;
 cost $375,302,279).....           --             --              --             --
State Street Research
 Money Market Portfolio
 (1,216,537 Shares; cost
 $12,772,661)...........           --             --              --             --
State Street Research
 Diversified Portfolio
 (128,095,455 Shares;
 cost $2,141,906,340)...           --             --              --             --
State Street Research
 Aggressive Growth
 Portfolio
 (39,534,276 Shares;
 cost $1,193,066,519)...           --             --              --             --
MetLife Stock Index
 Portfolio
 (102,275,636 Shares;
 cost $2,986,073,571)...           --             --              --             --
Putnam International
 Stock Portfolio
 (20,053,142 Shares;
 cost $248,379,472).....           --             --              --             --
Loomis Sayles High Yield
 Bond Portfolio
 (6,719,752 Shares; cost
 $64,530,203)...........           --             --              --             --
Janus Mid Cap Portfolio
 (67,657,191 Shares;
 cost $1,921,087,209)...           --             --              --             --
T. Rowe Price Small Cap
 Growth Portfolio
 (19,938,487 Shares;
 cost $297,176,425).....           --             --              --             --
Scudder Global Equity
 Portfolio
 (12,710,387 Shares;
 cost $166,838,209).....  $185,825,852            --              --             --
Harris Oakmark Large Cap
 Value Portfolio
 (5,197,370 Shares; cost
 $49,274,963)...........           --     $50,882,250             --             --
Neuberger Berman
 Partners Mid Cap Value
 Portfolio
 (8,359,662 Shares; cost
 $111,361,182)..........           --             --     $123,890,191            --
T. Rowe Price Large Cap
 Growth Portfolio
 (13,112,213 Shares;
 cost $176,375,044).....           --             --              --    $169,540,908
Lehman Brothers
 Aggregate Bond Index
 Portfolio
 (12,555,552 Shares;
 cost $123,920,971).....           --             --              --             --
Morgan Stanley EAFE
 Index Portfolio
 (8,368,025 Shares; cost
 $102,716,367)..........           --             --              --             --
Russell 2000 Index
 Portfolio
 (11,155,591 Shares;
 cost $132,361,154).....           --             --              --             --
Putnam Large Cap Growth
 Portfolio
 (2,575,974 Shares; cost
 $23,894,359)...........           --             --              --             --
State Street Research
 Aurora Small Cap Value
 Portfolio
 (4,166,945 Shares; cost
 $45,406,698)...........           --             --              --             --
MetLife Mid Cap Stock
 Index Portfolio
 (5,593,833 Shares; cost
 $60,598,510)...........           --             --              --             --
Zenith Davis Venture
 Value Portfolio
 (992,434 Shares; cost
 $28,524,457)...........           --             --              --             --
Zenith Loomis Sayles
 Small Cap Portfolio
 (44,097 Shares; cost
 $9,345,887)............           --             --              --             --
Fidelity VIP Money
 Market Portfolio
 (15,740,179 Shares;
 cost $15,740,179)......           --             --              --             --
Fidelity VIP Equity
 Income Portfolio
 (5,131,411 Shares; cost
 $111,598,318)..........           --             --              --             --
Fidelity VIP Growth
 Portfolio
 (5,167,537 Shares; cost
 $192,619,222)..........           --             --              --             --
Fidelity VIP Overseas
 Portfolio
 (1,613,591 Shares; cost
 $32,789,436)...........           --             --              --             --
Fidelity VIP II
 Investment Grade Bond
 Portfolio
 (870,866 Shares; cost
 $10,634,135)...........           --             --              --             --
Fidelity VIP II Asset
 Manager Portfolio
 (3,502,076 Shares; cost
 $56,086,042)...........           --             --              --             --
Calvert Social Balanced
 Portfolio
 (27,185,749 Shares;
 cost $52,767,505)......           --             --              --             --
Calvert Social Mid Cap
 Growth Portfolio
 (393,642 Shares; cost
 $12,099,656)...........           --             --              --             --
                          ------------    -----------    ------------   ------------
Total investments.......   185,825,852     50,882,250     123,890,191    169,540,908
Cash....................           --             --               10            --
                          ------------    -----------    ------------   ------------
Total assets............   185,825,852     50,882,250     123,890,201    169,540,908
LIABILITIES.............           --              48             --             --
                          ------------    -----------    ------------   ------------
NET ASSETS..............  $185,825,852    $50,882,202    $123,890,201   $169,540,908
                          ============    ===========    ============   ============

                       See Notes to Financial Statements.

Lehman Brothers    Morgan                               State Street     MetLife      Zenith        Zenith
   Aggregate       Stanley     Russell    Putnam Large Research Aurora   Mid Cap   Davis Venture Loomis Sayles
  Bond Index     EAFE Index   2000 Index   Cap Growth  Small Cap Value Stock Index     Value       Small Cap
   Portfolio      Portfolio   Portfolio    Portfolio      Portfolio     Portfolio    Portfolio     Portfolio
---------------  ----------- ------------ ------------ --------------- ----------- ------------- -------------
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
 $124,299,965            --           --          --             --            --           --           --
          --     $93,889,245          --          --             --            --           --           --
          --             --  $115,683,480         --             --            --           --           --
          --             --           --  $18,804,609            --            --           --           --
          --             --           --          --     $51,003,409           --           --           --
          --             --           --          --             --    $59,518,382          --           --
          --             --           --          --             --            --   $28,979,065          --
          --             --           --          --             --            --           --    $9,279,802
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
          --             --           --          --             --            --           --           --
 ------------    ----------- ------------ -----------    -----------   -----------  -----------   ----------
  124,299,965     93,889,245  115,683,480  18,804,609     51,003,409    59,518,382   28,979,065    9,279,802
          --              14            2         --             --            --           --           --
 ------------    ----------- ------------ -----------    -----------   -----------  -----------   ----------
  124,299,965     93,889,259  115,683,482  18,804,609     51,003,409    59,518,382   28,979,065    9,279,802
          --             --           --          --             --            --           --           --
 ------------    ----------- ------------ -----------    -----------   -----------  -----------   ----------
 $124,299,965    $93,889,259 $115,683,482 $18,804,609    $51,003,409   $59,518,382  $28,979,065   $9,279,802
 ============    =========== ============ ===========    ===========   ===========  ===========   ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2000

                            Fidelity VIP Fidelity VIP  Fidelity VIP Fidelity VIP
                            Money Market Equity Income    Growth      Overseas
                             Portfolio     Portfolio    Portfolio    Portfolio
                            ------------ ------------- ------------ ------------
ASSETS:
Investments at Value (Note
 2A):
State Street Research
 Growth Portfolio
 (75,559,126 Shares;
 cost $2,375,141,922).....          --            --            --          --
State Street Research
 Income Portfolio
 (29,492,389 Shares;
 cost $375,302,279).......          --            --            --          --
State Street Research
 Money Market Portfolio
 (1,216,537 Shares;
 cost $12,772,661)........          --            --            --          --
State Street Research
 Diversified Portfolio
 (128,095,455 Shares;
 cost $2,141,906,340).....          --            --            --          --
State Street Research
 Aggressive Growth
 Portfolio
 (39,534,276 Shares;
 cost $1,193,066,519).....          --            --            --          --
MetLife Stock Index
 Portfolio
 (102,275,636 Shares; cost
 $2,986,073,571)..........          --            --            --          --
Putnam International Stock
 Portfolio
 (20,053,142 Shares; cost
 $248,379,472)............          --            --            --          --
Loomis Sayles High Yield
 Bond Portfolio
 (6,719,752 Shares;
 cost $64,530,203)........          --            --            --          --
Janus Mid Cap Portfolio
 (67,657,191 Shares; cost
 $1,921,087,209)..........          --            --            --          --
T. Rowe Price Small Cap
 Growth Portfolio
 (19,938,487 Shares;
 cost $297,176,425).......          --            --            --          --
Scudder Global Equity
 Portfolio
 (12,710,387 Shares; cost
 $166,838,209)............          --            --            --          --
Harris Oakmark Large Cap
 Value Portfolio
 (5,197,370 Shares;
 cost $49,274,963)........          --            --            --          --
Neuberger Berman Partners
 Mid Cap Value Portfolio
 (8,359,662 Shares;
 cost $111,361,182).......          --            --            --          --
T. Rowe Price Large Cap
 Growth Portfolio
 (13,112,213 Shares;
 cost $176,375,044).......          --            --            --          --
Lehman Brothers Aggregate
 Bond Index Portfolio
 (12,555,552 Shares;
 cost $123,920,971).......          --            --            --          --
Morgan Stanley EAFE Index
 Portfolio
 (8,368,025 Shares; cost
 $102,716,367)............          --            --            --          --
Russell 2000 Index
 Portfolio
 (11,155,591 Shares; cost
 $132,361,154)............          --            --            --          --
Putnam Large Cap Growth
 Portfolio
 (2,575,974 Shares; cost
 $23,894,359).............          --            --            --          --
State Street Research
 Aurora Small Cap Value
 Portfolio
 (4,166,945 Shares;
 cost $45,406,698)........          --            --            --          --
MetLife Mid Cap Stock
 Index Portfolio
 (5,593,833 Shares; cost
 $60,598,510).............          --            --            --          --
Zenith Davis Venture Value
 Portfolio
 (992,434 Shares; cost
 $28,524,457).............          --            --            --          --
Zenith Loomis Sayles Small
 Cap Portfolio
 (44,097 Shares; cost
 $9,345,887)..............          --            --            --          --
Fidelity VIP Money Market
 Portfolio
 (15,740,179 Shares; cost
 $15,740,179).............  $15,740,179           --            --          --
Fidelity VIP Equity Income
 Portfolio
 (5,131,411 Shares; cost
 $111,598,318)............          --   $130,953,599           --          --
Fidelity VIP Growth
 Portfolio
 (5,167,537 Shares; cost
 $192,619,222)............          --            --   $225,562,990         --
Fidelity VIP Overseas
 Portfolio
 (1,613,591 Shares; cost
 $32,789,436).............          --            --            --  $32,255,685
Fidelity VIP II Investment
 Grade Bond Portfolio
 (870,866 Shares;
 cost $10,634,135)........          --            --            --          --
Fidelity VIP II Asset
 Manager Portfolio
 (3,502,076 Shares; cost
 $56,086,042).............          --            --            --          --
Calvert Social Balanced
 Portfolio
 (27,185,749 Shares; cost
 $52,767,505).............          --            --            --          --
Calvert Social Mid Cap
 Growth Portfolio
 (393,642 Shares; cost
 $12,099,656).............          --            --            --          --
                            -----------  ------------  ------------ -----------
Total investments.........   15,740,179   130,953,599   225,562,990  32,255,685
Cash......................          --            --            --          --
                            -----------  ------------  ------------ -----------
Total assets..............   15,740,179   130,953,599   225,562,990  32,255,685
LIABILITIES...............          --            --            --          --
                            -----------  ------------  ------------ -----------
NET ASSETS................  $15,740,179  $130,953,599  $225,562,990 $32,255,685
                            ===========  ============  ============ ===========

                       See Notes to Financial Statements.

Fidelity VIP II                    Calvert      Calvert
  Investment     Fidelity VIP II   Social    Social Mid Cap
  Grade Bond      Asset Manager   Balanced       Growth
   Portfolio        Portfolio     Portfolio    Portfolio         Total
---------------  --------------- ----------- -------------- ---------------
          --               --            --           --    $ 2,745,818,651
          --               --            --           --        383,106,132
          --               --            --           --         12,338,118
          --               --            --           --      2,354,394,467
          --               --            --           --      1,250,469,141
          --               --            --           --      3,606,238,939
          --               --            --           --        248,458,427
          --               --            --           --         60,477,764
          --               --            --           --      1,582,501,702
          --               --            --           --        285,120,359
          --               --            --           --        185,825,852
          --               --            --           --         50,882,250
          --               --            --           --        123,890,191
          --               --            --           --        169,540,908
          --               --            --           --        124,299,965
          --               --            --           --         93,889,245
          --               --            --           --        115,683,480
          --               --            --           --         18,804,609
          --               --            --           --         51,003,409
          --               --            --           --         59,518,382
          --               --            --           --         28,979,065
          --               --            --           --          9,279,802
          --               --            --           --         15,740,179
          --               --            --           --        130,953,599
          --               --            --           --        225,562,990
          --               --            --           --         32,255,685
  $10,964,209              --            --           --         10,964,209
          --       $56,033,223           --           --         56,033,223
          --               --    $54,425,869          --         54,425,869
          --               --            --   $12,214,726        12,214,726
  -----------      -----------   -----------  -----------   ---------------
   10,964,209       56,033,223    54,425,869   12,214,726    14,098,671,338
          --               --            --           --                108
  -----------      -----------   -----------  -----------   ---------------
   10,964,209       56,033,223    54,425,869   12,214,726    14,098,671,446
          --               --            --           --              1,150
  -----------      -----------   -----------  -----------   ---------------
  $10,964,209      $56,033,223   $54,425,869  $12,214,726   $14,098,670,296
  ===========      ===========   ===========  ===========   ===============

                      Metropolitan Life Separate Account E

                            STATEMENTS OF OPERATIONS

                                  For the Year Ended December 31, 2000
                          ------------------------------------------------------
                          State Street   State Street  State Street State Street
                            Research       Research      Research     Research
                             Growth         Income     Money Market Diversified
                            Portfolio     Portfolio     Portfolio    Portfolio
                          -------------  ------------  ------------ ------------
INVESTMENT INCOME
Income:
 Dividends (Note 3).....  $  32,453,537  $    16,096    $ 949,337   $ 10,922,782
 Expenses (Note 4)......     36,748,581    4,683,875      191,472     30,613,344
                          -------------  -----------    ---------   ------------
Net investment (loss)
 income.................     (4,295,044)  (4,667,779)     757,865    (19,690,562)
                          -------------  -----------    ---------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........     82,456,988   (3,627,736)     (61,470)    35,202,313
Change in net unrealized
 (depreciation)
 appreciation of
 investments for the
 period.................   (288,845,291)  43,525,272     (110,674)   (19,968,794)
                          -------------  -----------    ---------   ------------
Net realized and
 unrealized (loss) gain
 on investments (Note
 2B)....................   (206,388,303)  39,897,536     (172,144)    15,233,519
                          -------------  -----------    ---------   ------------
NET (DECREASE) INCREASE
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $(210,683,347) $35,229,757    $ 585,721   $ (4,457,043)
                          =============  ===========    =========   ============

                       See Notes to Financial Statements.

 -------------------------------------------------------------------------------------------------------------
                                    State Street
                                      Research                       Putnam      Loomis Sayles
   Variable    Variable   Variable   Aggressive    MetLife Stock  International   High Yield        Janus
       B           C          D        Growth          Index          Stock          Bond          Mid Cap
   Portfolio   Portfolio  Portfolio   Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
 ------------- ---------  --------- -------------  -------------  -------------  ------------- ---------------
 $   1,004,990 $  35,769   $   469  $ 168,460,070  $ 156,610,278  $  1,634,534    $    23,393  $   152,474,703
       883,410       --        --      17,377,544     47,246,438     3,228,459        747,060       25,886,559
 ------------- ---------   -------  -------------  -------------  ------------    -----------  ---------------
       121,580    35,769       469    151,082,526    109,363,840    (1,593,925)      (723,667)     126,588,144
 ------------- ---------   -------  -------------  -------------  ------------    -----------  ---------------
     5,612,958   197,864       --      74,871,762    174,140,110   (20,505,554)    (1,299,386)     123,985,405
  (11,728,822)  (419,041)   (3,025)  (348,326,552)  (699,690,993)   (5,210,990)       547,058   (1,044,783,315)
 ------------- ---------   -------  -------------  -------------  ------------    -----------  ---------------
   (6,115,864)  (221,177)   (3,025)  (273,454,790)  (525,550,883)  (25,716,544)      (752,328)    (920,797,910)
 ------------- ---------   -------  -------------  -------------  ------------    -----------  ---------------
 $ (5,994,284) $(185,408)  $(2,556) $(122,372,264) $(416,187,043) $(27,310,469)   $(1,475,995) $  (794,209,766)
 ============= =========   =======  =============  =============  ============    ===========  ===============

                      Metropolitan Life Separate Account E

                            STATEMENTS OF OPERATIONS


                                     For the Year Ended December 31, 2000
                          -----------------------------------------------------------
                          T. Rowe Price                Harris Oakmark    Neuberger
                            Small Cap       Scudder      Large Cap    Berman Partners
                             Growth      Global Equity     Value       Mid Cap Value
                            Portfolio      Portfolio     Portfolio       Portfolio
                          -------------  ------------- -------------- ---------------
INVESTMENT INCOME
Income:
 Dividends (Note 3).....  $        --     $   627,865    $1,201,185     $ 4,039,560
 Expenses (Note 4)......     3,576,955      2,151,020       494,631         725,104
                          ------------    -----------    ----------     -----------
Net investment (loss)
 income.................    (3,576,955)    (1,523,155)      706,554       3,314,456
                          ------------    -----------    ----------     -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........    32,983,273      4,985,143      (851,602)        626,493
Change in net unrealized
 (depreciation)
 appreciation of
 investments for the
 period.................   (64,417,219)    (7,851,623)    6,031,550      12,263,128
                          ------------    -----------    ----------     -----------
Net realized and
 unrealized (loss) gain
 on investments (Note
 2B)....................   (31,433,946)    (2,866,480)    5,179,948      12,889,621
                          ------------    -----------    ----------     -----------
NET (DECREASE) INCREASE
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $(35,010,901)   $(4,389,635)   $5,886,502     $16,204,077
                          ============    ===========    ==========     ===========

                       See Notes to Financial Statements.

                                                               For
                                                            the Period
                                                           May 1, 2000                For the Period
                                                                to                     July 5, 2000
                                                           December 31,                     to
          For the Year Ended December 31, 2000                 2000                  December 31, 2000
 --------------------------------------------------------  ------------  -------------------------------------------
                                                                                                       Zenith
 T. Rowe Price Lehman Brothers    Morgan                                  State Street     MetLife      Davis
   Large Cap      Aggregate    Stanley EAFE  Russell 2000  Putnam Large  Research Aurora   Mid Cap     Venture
    Growth       Bond Index       Index         Index       Cap Growth   Small Cap Value Stock Index    Value
   Portfolio      Portfolio     Portfolio     Portfolio     Portfolio       Portfolio     Portfolio   Portfolio
 ------------- --------------- ------------  ------------  ------------  --------------- -----------  ---------
 $   5,271,002   $ 7,656,651   $  1,557,549  $ 16,397,733  $       --      $  337,082    $   249,804  $    --
     1,487,417     1,233,550        996,193     1,376,008       72,971        140,838        196,196    89,868
 -------------   -----------   ------------  ------------  -----------     ----------    -----------  --------
     3,783,585     6,423,101        561,356    15,021,725      (72,971)       196,244         53,608   (89,868)
 -------------   -----------   ------------  ------------  -----------     ----------    -----------  --------
     1,407,879      (242,034)     1,861,373     3,301,439     (185,190)       172,388        168,998    (4,521)
  (12,874,317)     4,051,689    (15,480,357)  (26,291,455)  (5,089,750)     5,596,711     (1,080,128)  454,608
 -------------   -----------   ------------  ------------  -----------     ----------    -----------  --------
  (11,466,438)     3,809,655    (13,618,984)  (22,990,016)  (5,274,940)     5,769,099       (911,130)  450,087
 -------------   -----------   ------------  ------------  -----------     ----------    -----------  --------
 $ (7,682,853)   $10,232,756   $(13,057,628) $ (7,968,291) $(5,347,911)    $5,965,343    $  (857,522) $360,219
 =============   ===========   ============  ============  ===========     ==========    ===========  ========

                      Metropolitan Life Separate Account E

                            STATEMENTS OF OPERATIONS

                           For the Period
                            July 5, 2000
                                 to
                          December 31, 2000  For the Year Ended December 31, 2000
                          ----------------- ---------------------------------------
                               Zenith
                            Loomis Sayles   Fidelity VIP Fidelity VIP  Fidelity VIP
                              Small Cap     Money Market Equity Income    Growth
                              Portfolio      Portfolio     Portfolio    Portfolio
                          ----------------- ------------ ------------- ------------
INVESTMENT INCOME
Income:
 Dividends (Note 3).....      $     --        $582,397    $10,228,919  $ 27,109,170
 Expenses (Note 4)......         26,720         93,889      1,156,817     2,385,310
                              ---------       --------    -----------  ------------
Net investment (loss)
 income.................        (26,720)       488,508      9,072,102    24,723,860
                              ---------       --------    -----------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........       (164,199)           --       3,950,591     7,593,703
Change in net unrealized
 (depreciation)
 appreciation of
 investments for the
 period.................        (66,085)           --      (4,437,251)  (62,636,452)
                              ---------       --------    -----------  ------------
Net realized and
 unrealized (loss) gain
 on investments (Note
 2B)....................       (230,284)           --        (486,660)  (55,042,749)
                              ---------       --------    -----------  ------------
NET (DECREASE) INCREASE
 IN NET ASSETS RESULTING
 FROM OPERATIONS........      $(257,004)      $488,508    $ 8,585,442  $(30,318,889)
                              =========       ========    ===========  ============

                       See Notes to Financial Statements.

                          For the Year Ended December 31, 2000
 -----------------------------------------------------------------------------------------
               Fidelity VIP II                   Calvert       Calvert
 Fidelity VIP    Investment    Fidelity VIP II   Social     Social Mid Cap
   Overseas      Grade Bond     Asset Manager   Balanced        Growth
  Portfolio       Portfolio       Portfolio     Portfolio     Portfolio         Total
 ------------  --------------- --------------- -----------  -------------- ---------------
 $ 3,624,401      $632,614       $ 6,315,475   $ 2,594,708    $ 913,848    $   613,925,921
     351,581        91,444           547,886       651,336       91,443        185,543,919
 -----------      --------       -----------   -----------    ---------    ---------------
   3,272,820       541,170         5,767,589     1,943,372      822,405        428,382,002
 -----------      --------       -----------   -----------    ---------    ---------------
  (5,549,491)          559           616,064       815,669      338,286        522,798,075
  (3,978,812)      419,832        (9,236,696)   (5,365,536)    (405,581)    (2,565,408,911)
 -----------      --------       -----------   -----------    ---------    ---------------
  (9,528,303)      420,391        (8,620,632)   (4,549,867)     (67,295)    (2,042,610,836)
 -----------      --------       -----------   -----------    ---------    ---------------
 $(6,255,483)     $961,561       $(2,853,043)  $(2,606,495)   $ 755,110    $(1,614,228,834)
 ===========      ========       ===========   ===========    =========    ===============

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                              State Street Research         State Street Research
                                Growth Portfolio              Income Portfolio
                          ------------------------------  --------------------------
                                                          For the Year  For the Year
                           For the Year    For the Year      Ended         Ended
                          Ended December  Ended December  December 31,  December 31,
                             31, 2000        31, 1999         2000          1999
                          --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................  $   (4,295,044) $  278,128,053  $ (4,667,779) $ 20,252,491
 Net realized gain
  (loss) from security
  transactions..........      82,456,988      62,166,340    (3,627,736)   (1,218,121)
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........    (288,845,291)     89,025,372    43,525,272   (34,603,213)
                          --------------  --------------  ------------  ------------
 Net (decrease) increase
  in net assets
  resulting from
  operations............    (210,683,347)    429,319,765    35,229,757   (15,568,843)
                          --------------  --------------  ------------  ------------
 From capital
  transactions:
 Purchases..............     225,248,869     265,161,445    28,924,201    55,913,381
 Redemptions............    (230,470,355)   (171,009,194)  (37,347,843)  (38,156,879)
                          --------------  --------------  ------------  ------------
  Total net purchase
   (redemptions)
   payments.............      (5,221,486)     94,152,251    (8,423,642)   17,756,502
 Net portfolio
  transfers.............     (63,610,259)   (109,728,292)  (39,795,432)  (55,018,970)
 Net other transfers....        (901,511)       (406,507)     (183,141)     (157,467)
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........     (69,733,256)    (15,982,548)  (48,402,215)  (37,419,935)
                          --------------  --------------  ------------  ------------
NET CHANGE IN NET
 ASSETS.................    (280,416,603)    413,337,217   (13,172,458)  (52,988,778)
NET ASSETS--BEGINNING OF
 PERIOD.................   2,943,335,593   2,529,998,376   396,278,612   449,267,390
                          --------------  --------------  ------------  ------------
NET ASSETS--END OF
 PERIOD.................  $2,662,918,990  $2,943,335,593  $383,106,154  $396,278,612
                          ==============  ==============  ============  ============

                       See Notes to Financial Statements.

   State Street Research          State Street Research
  Money Market Portfolio          Diversified Portfolio         Variable B Portfolio        Variable C Portfolio
 ---------------------------- ------------------------------  --------------------------  -------------------------
 For the Year   For the Year   For the Year                   For the Year  For the Year  For the Year For the Year
    Ended          Ended          Ended        For the Year      Ended         Ended         Ended        Ended
 December 31,   December 31,   December 31,   Ended December  December 31,  December 31,  December 31, December 31,
     2000           1999           2000          31, 1999         2000          1999          2000         1999
 ------------   ------------  --------------  --------------  ------------  ------------  ------------ ------------
 $   757,865    $   453,744   $  (19,690,562) $  179,014,499  $    121,580  $  9,214,399   $   35,769   $  373,385
     (61,470)       (32,887)      35,202,313      28,959,695     5,612,958     8,316,913      197,864      154,760
    (110,674)        62,159      (19,968,794)    (39,501,729)  (11,728,822)   (3,045,574)    (419,041)      37,844
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
     585,721        483,016       (4,457,043)    168,472,465    (5,994,284)   14,485,738     (185,408)     565,989
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
     209,610        452,736      197,684,403     307,244,358     1,184,462       233,613           66          --
  (2,673,087)    (3,850,645)    (210,959,062)   (168,992,672)   (9,259,780)  (10,881,209)    (379,953)    (305,902)
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
  (2,463,477)    (3,397,909)     (13,274,659)    138,251,686    (8,075,318)  (10,647,596)    (379,887)    (305,902)
    (120,253)     2,974,885      (95,607,837)   (121,768,364)         (716)           90          --           --
      (2,653)        (3,391)        (966,633)       (804,885)       25,018        77,108        6,210        2,730
  (2,586,383)      (426,415)    (109,849,129)     15,678,437    (8,051,016)  (10,570,400)    (373,677)    (303,172)
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
  (2,000,662)        56,601     (114,306,172)    184,150,902   (14,045,300)    3,915,338     (559,085)     262,817
  14,338,780     14,282,179    2,468,700,559   2,284,549,657    93,941,724    90,026,386    3,523,461    3,260,644
 -----------    -----------   --------------  --------------  ------------  ------------   ----------   ----------
 $12,338,118    $14,338,780   $2,354,394,387  $2,468,700,559  $ 79,896,424  $ 93,941,724   $2,964,376   $3,523,461
 ===========    ===========   ==============  ==============  ============  ============   ==========   ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        State Street Research
                            Variable D Portfolio     Aggressive Growth Portfolio
                          ------------------------- ------------------------------
                          For the Year For the Year
                             Ended        Ended      For the Year    For the Year
                          December 31, December 31, Ended December  Ended December
                              2000         1999        31, 2000        31, 1999
                          ------------ ------------ --------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................    $   469      $ 4,364    $  151,082,526  $   14,512,856
 Net realized gain
  (loss) from security
  transactions..........        --           --         74,871,762      77,224,327
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........     (3,025)       2,089      (348,326,552)    232,588,654
                            -------      -------    --------------  --------------
 Net (decrease) increase
  in net assets
  resulting from
  operations............     (2,556)       6,453      (122,372,264)    324,325,837
                            -------      -------    --------------  --------------
 From capital
  transactions:
 Purchases..............        --           --        100,270,351      75,870,705
 Redemptions............        --           --       (104,096,165)    (84,909,572)
                            -------      -------    --------------  --------------
  Total net purchase
   (redemptions)
   payments.............        --           --         (3,825,814)     (9,038,867)
 Net portfolio
  transfers.............        --           --         50,929,010    (207,792,091)
 Net other transfers....        --           --            486,189              46
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........        --           --         47,589,385    (216,830,912)
                            -------      -------    --------------  --------------
NET CHANGE IN NET
 ASSETS.................     (2,556)       6,453       (74,782,879)    107,494,925
NET ASSETS--BEGINNING OF
 PERIOD.................     41,395       34,942     1,325,252,036   1,217,757,111
                            -------      -------    --------------  --------------
NET ASSETS--END OF
 PERIOD.................    $38,839      $41,395    $1,250,469,157  $1,325,252,036
                            =======      =======    ==============  ==============

                       See Notes to Financial Statements.

           MetLife                         Putnam               Loomis Sayles High Yield           Janus Mid Cap
    Stock Index Portfolio       International Stock Portfolio        Bond Portfolio                  Portfolio
------------------------------  ------------------------------  -------------------------  -------------------------------
                                 For the Year    For the Year   For the Year For the Year
 For the Year    For the Year       Ended           Ended          Ended        Ended       For the Year     For the Year
Ended December  Ended December   December 31,    December 31,   December 31, December 31,  Ended December   Ended December
   31, 2000        31, 1999          2000            1999           2000         1999         31, 2000         31, 1999
--------------  --------------  --------------  --------------  ------------ ------------  ---------------  --------------
$  109,363,840  $  143,606,940  $   (1,593,925) $   38,357,779  $  (723,667) $ 3,766,770   $   126,588,144  $   76,741,919
   174,140,110     141,933,683     (20,505,554)     12,224,938   (1,299,386)  (1,002,119)      123,985,405     102,627,814
  (699,690,993)    312,858,179      (5,210,990)    (13,893,204)     547,058    4,099,504    (1,044,783,315)    631,364,390
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
  (416,187,043)    598,398,802     (27,310,469)     36,689,513   (1,475,995)   6,864,155      (794,209,766)    810,734,123
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
   429,473,285     504,735,590      30,223,178      21,979,327   10,635,236    9,511,700       412,862,879     262,621,252
  (283,643,505)   (201,712,483)    (19,861,622)    (16,662,946)  (4,553,204)  (2,531,875)     (114,044,238)    (35,345,823)
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
   145,829,780     303,023,107      10,361,556       5,316,381    6,082,032    6,979,825       298,818,641     227,275,429
    32,331,764      74,385,432       1,698,215     (29,169,982)     677,514    2,589,191       304,278,277     394,697,486
    (1,093,589)       (507,670)        970,529         (62,350)     (16,995)      (3,422)          814,606        (328,916)
   177,067,955     376,900,869      13,030,300     (23,915,951)   6,742,551    9,565,594       603,911,524     621,643,999
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
  (239,119,088)    975,299,671     (14,280,169)     12,773,562    5,266,556   16,429,749      (190,298,242)  1,432,378,122
 3,845,357,991   2,870,058,320     262,738,596     249,965,034   55,211,208   38,781,459     1,772,798,980     340,420,858
--------------  --------------  --------------  --------------  -----------  -----------   ---------------  --------------
$3,606,238,903  $3,845,357,991  $  248,458,427  $  262,738,596  $60,477,764  $55,211,208   $ 1,582,500,738  $1,772,798,980
==============  ==============  ==============  ==============  ===========  ===========   ===============  ==============

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                T. Rowe Price
                              Small Cap Growth             Scudder Global
                                  Portfolio               Equity Portfolio
                          --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,
                              2000          1999          2000          1999
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................  $ (3,576,955) $ (2,107,943) $ (1,523,155) $  3,712,004
 Net realized gain
  (loss) from security
  transactions..........    32,983,273     5,272,038     4,985,143     2,471,119
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........   (64,417,219)   44,474,798    (7,851,623)   21,316,192
                          ------------  ------------  ------------  ------------
 Net (decrease) increase
  in net assets
  resulting from
  operations............   (35,010,901)   47,638,893    (4,389,635)   27,499,315
                          ------------  ------------  ------------  ------------
 From capital
  transactions:
 Purchases..............    64,242,064    36,495,836    35,195,651    25,895,458
 Redemptions............   (16,700,604)   (9,131,942)  (10,278,539)   (5,620,294)
                          ------------  ------------  ------------  ------------
  Total net purchase
   (redemptions)
   payments.............    47,541,460    27,363,894    24,917,112    20,275,164
 Net portfolio
  transfers.............    43,380,276   (15,988,758)   12,963,515     2,623,332
 Net other transfers....       400,793       (19,608)      (20,600)      (21,564)
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........    91,322,529    11,355,528    37,860,027    22,876,932
                          ------------  ------------  ------------  ------------
NET CHANGE IN NET
 ASSETS.................    56,311,628    58,994,421    33,470,392    50,376,247
NET ASSETS--BEGINNING OF
 PERIOD.................   228,808,775   169,814,354   152,355,460   101,979,213
                          ------------  ------------  ------------  ------------
NET ASSETS--END OF
 PERIOD.................  $285,120,403  $228,808,775  $185,825,852  $152,355,460
                          ============  ============  ============  ============

                       See Notes to Financial Statements.

   Harris Oakmark Large       Neuberger Berman Partners      T. Rowe Price Large      Lehman Brothers Aggregate
    Cap Value Portfolio        Mid Cap Value Portfolio      Cap Growth Portfolio        Bond Index Portfolio
 ---------------------------- --------------------------  --------------------------  --------------------------
 For the Year   For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
    Ended          Ended         Ended         Ended         Ended         Ended         Ended         Ended
 December 31,   December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
     2000           1999          2000          1999          2000          1999          2000          1999
 ------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------
 $   706,554    $    93,175   $  3,314,456  $ 1,151,117   $  3,783,585  $   (96,779)  $  6,423,101  $ 2,809,030
    (851,602)       (89,794)       626,493      662,939      1,407,879      188,181       (242,034)     (65,373)
   6,031,550     (4,447,057)    12,263,128      163,745    (12,874,317)   5,837,101      4,051,689   (3,639,449)
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
   5,886,502     (4,443,676)    16,204,077    1,977,801     (7,682,853)   5,928,503     10,232,756     (895,792)
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
  10,080,640     17,050,410     18,110,546   13,058,613     56,565,448   17,679,944     38,940,684   44,917,262
  (2,539,644)    (1,022,417)    (3,385,427)    (748,540)    (6,946,640)  (1,063,352)    (6,644,444)  (2,176,680)
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
   7,540,996     16,027,993     14,725,119   12,310,073     49,618,808   16,616,592     32,296,240   42,740,582
   4,216,806     17,887,362     61,450,085   13,991,061     80,976,904   19,630,907      3,787,774   27,995,578
      (2,007)         1,728        (13,129)       7,270        (54,504)      (5,434)        (1,868)       3,258
  11,755,795     33,917,083     76,162,075   26,308,404    130,541,208   36,242,065     36,082,146   70,739,418
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
  17,642,297     29,473,407     92,366,152   28,286,205    122,858,355   42,170,568     46,314,902   69,843,626
  33,239,905      3,766,498     31,524,049    3,237,844     46,682,553    4,511,985     77,985,063    8,141,437
 -----------    -----------   ------------  -----------   ------------  -----------   ------------  -----------
 $50,882,202    $33,239,905   $123,890,201  $31,524,049   $169,540,908  $46,682,553   $124,299,965  $77,985,063
 ===========    ===========   ============  ===========   ============  ===========   ============  ===========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                             Morgan Stanley EAFE            Russell 2000
                               Index Portfolio             Index Portfolio
                          --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,
                              2000          1999          2000          1999
                          ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................  $    561,356  $   229,100   $ 15,021,725  $ 1,638,064
 Net realized gain
  (loss) from security
  transactions..........     1,861,373    1,530,194      3,301,439      400,083
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........   (15,480,357)   6,558,714    (26,291,455)   9,296,566
                          ------------  -----------   ------------  -----------
 Net (decrease) increase
  in net assets
  resulting from
  operations............   (13,057,628)   8,318,008     (7,968,291)  11,334,713
                          ------------  -----------   ------------  -----------
 From capital
  transactions:
 Purchases..............    35,014,830   26,127,439     40,523,213   32,650,492
 Redemptions............    (4,646,261)  (1,184,409)    (5,803,956)  (1,393,965)
                          ------------  -----------   ------------  -----------
  Total net purchase
   (redemptions)
   payments.............    30,368,569   24,943,030     34,719,257   31,256,527
 Net portfolio
  transfers.............    23,106,960   16,362,043     17,515,487   22,368,433
 Net other transfers....        10,745        6,400        (13,572)       6,901
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........    53,486,274   41,311,473     52,221,172   53,631,861
                          ------------  -----------   ------------  -----------
NET CHANGE IN NET
 ASSETS.................    40,428,646   49,629,481     44,252,881   64,966,574
NET ASSETS--BEGINNING OF
 PERIOD.................    53,460,613    3,831,132     71,430,601    6,464,027
                          ------------  -----------   ------------  -----------
NET ASSETS--END OF
 PERIOD.................  $ 93,889,259  $53,460,613   $115,683,482  $71,430,601
                          ============  ===========   ============  ===========

                       See Notes to Financial Statements.

    Putnam Large           State Street Research          MetLife Mid Cap    Zenith Davis Venture
Cap Growth Portfolio  Aurora Small Cap Value Portfolio Stock Index Portfolio   Value Portfolio
--------------------  -------------------------------- --------------------- --------------------
   For the Period              For the Period             For the Period        For the Period
   May 1, 2000 to             July 5, 2000 to             July 5, 2000 to      July 5, 2000 to
 December 31, 2000           December 31, 2000           December 31, 2000    December 31, 2000
--------------------  -------------------------------- --------------------- --------------------
    $   (72,971)                $   196,244            $    53,608               $   (89,868)
       (185,190)                    172,388                168,998                    (4,521)
     (5,089,750)                  5,596,711             (1,080,128)                  454,608
    -----------                 -----------            -----------               -----------
     (5,347,911)                  5,965,343               (857,522)                  360,219
    -----------                 -----------            -----------               -----------
      8,362,353                  13,251,225             12,910,074                 8,514,867
       (186,448)                   (406,186)              (735,232)                 (450,121)
    -----------                 -----------            -----------               -----------
      8,175,905                  12,845,039             12,174,842                 8,064,746
     15,974,405                  32,196,875             48,200,338                20,555,003
          2,210                      (3,848)                   724                      (903)
     24,152,520                  45,038,066             60,375,904                28,618,846
    -----------                 -----------            -----------               -----------
     18,804,609                  51,003,409             59,518,382                28,979,065
            --                          --                     --                        --
    -----------                 -----------            -----------               -----------
    $18,804,609                 $51,003,409            $59,518,382               $28,979,065
    ===========                 ===========            ===========               ===========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                 Zenith Loomis Sayles    Fidelity VIP Money
                                 Small Cap Portfolio      Market Portfolio
                                 -------------------- --------------------------
                                    For the Period    For the Year  For the Year
                                     July 5, 2000        Ended         Ended
                                   to December 31,    December 31,  December 31,
                                         2000             2000          1999
                                 -------------------- ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
 From operations:
 Net investment (loss) income..       $  (26,720)     $   488,508   $   144,302
 Net realized gain (loss) from
  security transactions........         (164,199)             --            --
 Change in net unrealized
  (depreciation) appreciation
  of investments...............          (66,085)             --            --
                                      ----------      -----------   -----------
 Net (decrease) increase in net
  assets resulting from
  operations...................         (257,004)         488,508       144,302
                                      ----------      -----------   -----------
 From capital transactions:
 Purchases.....................        2,778,025        2,494,854     8,015,817
 Redemptions...................         (360,464)      (1,298,263)   (1,757,138)
                                      ----------      -----------   -----------
  Total net purchase
   (redemptions) payments......        2,417,561        1,196,591     6,258,679
 Net portfolio transfers.......        7,112,764        3,736,035     2,057,532
 Net other transfers...........            6,481              (33)       (4,811)
 Net (decrease) increase in net
  assets resulting from capital
  transactions.................        9,536,806        4,932,593     8,311,400
                                      ----------      -----------   -----------
NET CHANGE IN NET ASSETS.......        9,279,802        5,421,101     8,455,702
NET ASSETS--BEGINNING OF
 PERIOD........................              --        10,319,078     1,863,376
                                      ----------      -----------   -----------
NET ASSETS--END OF PERIOD......       $9,279,802      $15,740,179   $10,319,078
                                      ==========      ===========   ===========

                       See Notes to Financial Statements.

                                                                                        Fidelity VIP II
   Fidelity VIP Equity            Fidelity VIP                Fidelity VIP                Investment
    Income Portfolio            Growth Portfolio           Overseas Portfolio        Grade Bond Portfolio
--------------------------  --------------------------  -------------------------  --------------------------
For the Year  For the Year  For the Year  For the Year  For the Year For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended        Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31, December 31,  December 31,  December 31,
    2000          1999          2000          1999          2000         1999          2000          1999
------------  ------------  ------------  ------------  ------------ ------------  ------------  ------------
$  9,072,102  $  4,814,776  $ 24,723,860  $ 16,533,435  $ 3,272,820  $   698,515   $   541,170    $  401,385
   3,950,591     3,770,581     7,593,703     1,690,620   (5,549,491)   7,899,918           559        57,436
  (4,437,251)   (1,968,262)  (62,636,452)   44,508,514   (3,978,812)   1,741,692       419,832      (641,467)
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
   8,585,442     6,617,095   (30,318,889)   62,732,569   (6,255,483)  10,340,125       961,561      (182,646)
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
  14,991,159    22,859,455    27,763,564    29,193,313    5,156,677    3,990,736     1,577,763     1,956,738
  (9,971,830)   (8,066,343)  (16,368,150)  (10,933,417)  (2,031,142)  (1,453,009)     (652,347)     (611,744)
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
   5,019,329    14,793,112    11,395,414    18,259,896    3,125,535    2,537,727       925,416     1,344,994
 (15,486,984)  (15,924,137)     (929,926)    7,609,412      123,654     (806,163)     (206,123)   (1,300,166)
     (23,777)      (36,424)      (93,123)      (17,359)     181,116     (182,955)       (1,931)       (9,037)
 (10,491,432)   (1,167,449)   10,372,365    25,851,949    3,430,305    1,548,609       717,362        35,791
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
  (1,905,990)    5,449,646   (19,946,524)   88,584,518   (2,825,178)  11,888,734     1,678,923      (146,855)
 132,859,589   127,409,943   245,509,514   156,924,996   35,080,863   23,192,129     9,285,286     9,432,141
------------  ------------  ------------  ------------  -----------  -----------   -----------    ----------
$130,953,599  $132,859,589  $225,562,990  $245,509,514  $32,255,685  $35,080,863   $10,964,209    $9,285,286
============  ============  ============  ============  ===========  ===========   ===========    ==========

                      Metropolitan Life Separate Account E

                      STATEMENTS OF CHANGES IN NET ASSETS

                               Fidelity VIP II             Calvert Social
                           Asset Manager Portfolio       Balanced Portfolio
                          --------------------------  -------------------------
                          For the Year  For the Year  For the Year For the Year
                             Ended         Ended         Ended        Ended
                          December 31,  December 31,  December 31, December 31,
                              2000          1999          2000         1999
                          ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment (loss)
  income................  $ 5,767,589   $ 3,551,516   $ 1,943,372  $ 4,603,912
 Net realized gain
  (loss) from security
  transactions..........      616,064       807,833       815,669      603,710
 Change in net
  unrealized
  (depreciation)
  appreciation of
  investments...........   (9,236,696)    1,127,977    (5,365,536)      13,211
                          -----------   -----------   -----------  -----------
 Net (decrease) increase
  in net assets
  resulting from
  operations............   (2,853,043)    5,487,326    (2,606,495)   5,220,833
                          -----------   -----------   -----------  -----------
 From capital
  transactions:
 Purchases..............    6,030,690     8,191,507     6,968,100    7,293,509
 Redemptions............   (4,839,200)   (3,989,450)   (3,346,894)  (1,876,553)
                          -----------   -----------   -----------  -----------
  Total net purchase
   (redemptions)
   payments.............    1,191,490     4,202,057     3,621,206    5,416,956
 Net portfolio
  transfers.............   (2,444,733)   (4,054,499)     (840,765)  (1,485,236)
 Net other transfers....      (33,521)      (60,514)     (50,133)      (12,300)
 Net (decrease) increase
  in net assets
  resulting from capital
  transactions..........   (1,286,764)       87,044     2,730,308    3,919,420
                          -----------   -----------   -----------  -----------
NET CHANGE IN NET
 ASSETS.................   (4,139,807)    5,574,370       123,813    9,140,253
NET ASSETS--BEGINNING OF
 PERIOD.................   60,173,030    54,598,660    54,302,056   45,161,803
                          -----------   -----------   -----------  -----------
NET ASSETS--END OF
 PERIOD.................  $56,033,223   $60,173,030   $54,425,869  $54,302,056
                          ===========   ===========   ===========  ===========


                       See Notes to Financial Statements.

     Calvert Social Mid Cap
        Growth Portfolio                                   Total
 ---------------------------------          -----------------------------------------------
 For the Year        For the Year
    Ended               Ended                For the Year               For the Year
 December 31,        December 31,           Ended December             Ended December
     2000                1999                  31, 2000                   31, 1999
 ------------        ------------           ---------------            ---------------
 $   822,405          $  548,235            $   428,382,002            $   803,151,043
     338,286             276,373                522,798,075                456,831,201
    (405,581)           (349,562)            (2,565,408,911)             1,302,987,184
 -----------          ----------            ---------------            ---------------
     755,110             475,046             (1,614,228,834)             2,562,969,428
 -----------          ----------            ---------------            ---------------
   1,606,428           1,644,955              1,847,795,395              1,800,745,591
    (729,665)           (242,225)            (1,115,610,271)              (785,630,678)
 -----------          ----------            ---------------            ---------------
     876,763           1,402,730                732,185,124              1,015,114,913
   2,567,542            (806,101)               548,736,175                 41,329,985
       1,965              (1,935)                  (570,885)                (2,541,110)
   3,446,270             594,694              1,280,350,414              1,053,903,788
 -----------          ----------            ---------------            ---------------
   4,201,380           1,069,740               (333,878,420)             3,616,873,216
   8,013,346           6,943,606             14,432,548,716             10,815,675,500
 -----------          ----------            ---------------            ---------------
 $12,214,726          $8,013,346            $14,098,670,296            $14,432,548,716
 ===========          ==========            ===============            ===============

                     Metropolitan Life Separate Account E

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1.BUSINESS

  Metropolitan Life Separate Account E (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940, as amended. The three divisions are VestMet, Preference Plus, Enhanced and Financial Freedom. The Separate Account presently consists of thirty-three investment portfolios used to support variable universal life insurance policies. The assets in each portfolio are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc., the Fidelity Variable Insurance Products Fund, the Calvert Variable Series Fund, Inc., and the New England Zenith Series Fund, collectively, (the "Funds"). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life"), on September 27, 1983 and registered as a unit investment trust on April 6, 1984. The assets of the Separate Account are the property of Metropolitan Life. On May 1, 2000 operations commenced for the one new investment portfolio added to the Separate Account on that date, the Putnam Large Cap Growth Portfolio. On July 5, 2000, operations commenced for the four new investment portfolios added to the Separate Account on that date: the State Street Research Aurora Small Cap Value Portfolio, the MetLife Mid Cap Stock Index Portfolio, Zenith Davis Venture Value Portfolio, and the Zenith Loomis Sayles Small Cap Portfolio.

2.SIGNIFICANT ACCOUNTING POLICIES

  A.Valuation of Investments

    Investments are made in the portfolios of the Funds and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. A summary of investments of the thirty-three designated portfolios of the Funds in which the four investment portfolios of the Separate Account invest as of December 31, 2000 is included as Note 6. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

  B.Security Transactions

    Purchases and sales are recorded on the trade date basis. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investment sold.

  C.Federal Income Taxes

    The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code
    (IRC). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based of this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

  D.Net Premiums

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

  E.Use of Estimates

    The preparation of financial statements in accordance with accounting principles generally accepted in the United State of America requires management to make estimates that affect amounts reported therein. Actual results could differ from these estimates.

3.DIVIDENDS

  On September 13, 2000 and December 28, 2000, the Metropolitan Series Fund, Inc. declared dividends for all shareholders of record on September 13, 2000 and December 28, 2000, respectively. On December 27, 2000, the

Calvert Variable Series Fund, Inc. declared dividends for all shareholders of record on December 27, 2000. On February 4, 2000, the Fidelity Variable Insurance Products Fund declared dividends for all shareholders of record on February 4, 2000. Finally, on July 27, 2000, the New England Zenith Series Fund declared dividends for all shareholders of record on July 27, 2000. The amount of dividends received by the Separate Account was $613,925,921. The dividends were paid to Metropolitan Life on September 14, 2000, and December 29, 2000 by the Metropolitan Series Fund, Inc., on December 28, 2000 by the Calvert Variable Series Fund, Inc., on February 5, 2000 by the Fidelity Variable Insurance Products Fund, and on July 28, 2000 by the New England Zenith Series Fund. The dividends received were immediately reinvested in additional shares of the portfolios in which the investment portfolios invest. As a result of this reinvestment, the number of shares of the Fund, held by each of the thirty-three investment portfolios increased by the following:

     Portfolio                                                          Shares
     ---------                                                         ---------
     State Street Research Growth Portfolio...........................   771,601
     State Street Research Income Portfolio...........................     1,302
     State Street Research Money Market Portfolio.....................    93,580
     State Street Research Diversified Portfolio......................   560,718
     Variable B Portfolio.............................................    23,894
     Variable C Portfolio.............................................       850
     Variable D Portfolio.............................................        11
     State Street Research Aggressive Growth Portfolio................ 4,276,722
     MetLife Stock Index Portfolio.................................... 4,266,397
     Putnam International Stock Portfolio.............................   126,024
     Loomis Sayles High Yield Bond Portfolio..........................     2,390
     Janus Mid Cap Portfolio.......................................... 4,694,864
     T. Rowe Price Small Cap Growth Portfolio.........................         0
     Scudder Global Equity Portfolio..................................    43,123
     Harris Oakmark Large Cap Value Portfolio.........................   127,496
     Neuberger Berman Partners Mid Cap Value Portfolio................   271,585
     T. Rowe Price Large Cap Growth Portfolio.........................   397,517
     Lehman Brothers Aggregate Bond Index Portfolio...................   774,113
     Morgan Stanley EAFE Index Portfolio..............................   139,472
     Russell 2000 Index Portfolio..................................... 1,541,815
     Putnam Large Cap Growth Portfolio................................         0
     State Street Research Aurora Small Cap Value Portfolio...........    27,494
     MetLife Mid Cap Stock Index Portfolio............................    23,045
     Zenith Davis Venture Value Portfolio.............................         0
     Zenith Loomis Sayles Small Cap Portfolio.........................        90
     Fidelity VIP Money Market Portfolio..............................   582,397
     Fidelity VIP Equity Income Portfolio.............................   460,347
     Fidelity VIP Growth Portfolio....................................   540,562
     Fidelity VIP Overseas Portfolio..................................   148,177
     Fidelity VIP II Investment Grade Bond Portfolio..................    55,885
     Fidelity VIP II Asset Manager Portfolio..........................   386,082
     Calvert Social Balanced Portfolio................................ 1,285,782
     Calvert Social Mid Cap Growth Portfolio..........................    28,719

4.EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the net assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and .50% is for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the Enhanced and Financial Freedom Account Contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. The Variable B, C, and D contracts are charged for administrative expenses and mortality and expense risk according to the rates under their respective contracts.

5.CHANGE OF NAME

  Effective January 24, 2000, Putnam became the sub-investment manager of the Putnam International Stock Portfolio (formerly Santander International Stock Portfolio) of the Metropolitan Series Fund, Inc.

6.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 2000 (UNAUDITED)

Investment information summarized by investment type and industry sector, for each portfolio in which the Separate Account invests is presented below:

                         Metropolitan Series Fund, Inc.

                          State Street        State Street       State Street      State Street
                            Research            Research           Research          Research
                             Growth              Income          Money Market      Diversified
                           Portfolio           Portfolio          Portfolio         Portfolio
                         --------------       ------------       ------------     --------------
                             Value               Value              Value             Value
                           (Note 2A)           (Note 2A)          (Note 2A)         (Note 2A)
COMMON STOCK
 Banks.................. $  178,383,221  5.4%                                     $   84,659,529  3.1%
 Biotechnology..........     38,812,528  1.2%                                         18,367,847  0.7%
 Broadcasting...........     17,340,816  0.5%                                         38,227,212  1.4%
 Business Services......     58,736,250  1.8%                                         27,878,835  1.0%
 Communication
  Services..............    113,069,017  3.5%                                         21,994,513  0.8%
 Communications.........      8,785,063  0.3%                                          3,945,250  0.1%
 Computer & Business
  Equipment.............    332,848,184 10.2%                                        154,838,550  5.6%
 Conglomerates..........    231,603,719  7.1%                                        109,908,012  4.0%
 Containers & Glass.....                                                                       5  0.0%
 Domestic Oil...........    151,208,900  4.6%                                         71,586,520  2.6%
 Drugs & Health Care....    479,669,780 14.6%                                        226,474,534  8.2%
 Electric Utilities.....     46,923,969  1.4%                                         22,269,131  0.8%
 Electronics............     95,937,024  2.9%                                         54,434,459  2.0%
 Financial Services.....    122,013,975  3.7%                                         57,769,875  2.1%
 Food & Beverages.......     97,532,500  3.0%                                         46,246,769  1.7%
 Gas & Pipeline
  Utilities.............     55,201,387  1.7%                                         26,178,938  1.0%
 Household Appliances &
  Home Furnishings......     26,830,913  0.8%                                         12,052,463  0.4%
 Insurance..............    259,891,758  7.9%                                        123,301,839  4.5%
 International Oil......     36,906,351  1.1%                                         17,397,390  0.6%
 Internet...............     23,479,560  0.7%                                         10,544,400  0.4%
 Leisure................     45,015,175  1.4%                                         21,338,557  0.8%
 Petroleum Services.....     85,795,350  2.6%                                         39,648,375  1.4%
 Retail.................    172,889,094  5.3%                                         81,800,237  3.0%
 Software...............    217,107,031  6.6%                                        101,970,198  3.7%
 Telephone..............     64,864,600  2.0%                                         30,726,512  1.1%
 Tobacco................     59,624,400  1.8%                                         28,274,400  1.0%
                         --------------                                           --------------
 Total Common Stock.....  3,020,470,565 92.1%                                      1,431,834,350 52.0%
                         --------------                                           --------------
LONG-TERM DEBT
 SECURITIES
Bonds & Notes:
 Aerospace & Defense....                       $2,725,256   0.6%                       9,442,771  0.3%
 Automobiles............                        3,033,772   0.6%                       3,235,410  0.1%
 Biotechnology..........                        2,295,287   0.5%                       6,416,930  0.2%
 Business Services......                        3,614,523   0.8%                       8,846,359  0.3%
 Chemicals..............                          502,945   0.1%                       1,413,035  0.1%
 Collateralized Mortgage
  Obligations...........                       23,867,535   5.0%                      44,108,035  1.6%
 Communication
  Services..............                        1,820,711   0.4%                       5,088,015  0.2%
 Conglomerates..........                                                               8,359,255  0.3%
 Corporate..............                                                               6,616,751  0.2%
 Domestic Oil...........                        1,457,500   0.3%                       4,028,000  0.1%
 Drugs & Health Care....                        5,843,456   1.2%                      16,147,312  0.6%
 Electric Utilities.....                       30,005,788   6.3%                      71,825,874  2.6%
 Electrical Equipment...                                                               5,374,789  0.2%
 Electronics............                                                               5,854,056  0.2%
 Finance & Banking......                       71,364,431  15.0%                     169,565,907  6.2%
 Financial Services.....                       25,593,458   5.4%                      64,765,401  2.3%
 Food & Beverages.......                        5,722,206   1.2%                      24,621,964  0.9%
 Foreign Governments....                                                              15,411,874  0.6%
 Gas & Pipeline
  Utilities.............                        4,149,877   0.9%                      10,881,376  0.4%
 Gas Exploration........                        2,329,785   0.5%                       6,558,851  0.2%
 Hotels & Restaurants...                        3,222,090   0.7%                       7,012,743  0.3%
 Household Products.....                        2,451,998   0.5%                       6,891,404  0.2%
 Industrial Machinery...                                                              10,003,876  0.4%
 Leisure................                        4,613,250   1.0%                      13,389,000  0.5%
 Newspapers.............                        1,130,963   0.2%                       3,019,845  0.1%
 Paper & Forest.........                        4,944,850   1.0%                      13,522,173  0.5%
 Petroleum Services.....                        2,158,288   0.5%                       5,003,304  0.2%
 Pollution Control......                        1,880,000   0.4%                          68,625  0.0%
 Retail.................                       11,154,694   2.4%                      17,372,011  0.6%
 State Housing
  Authorities...........                        5,410,080   1.1%                      12,650,040  0.5%
 Telephone..............                       11,192,154   2.4%                      34,511,206  1.3%
 Utilities..............                        2,813,453   0.6%                      11,189,361  0.4%

                          State Street           State Street          State Street         State Street
                            Research               Research              Research             Research
                             Growth                 Income             Money Market         Diversified
                           Portfolio              Portfolio             Portfolio            Portfolio
                         --------------          ------------          ------------        --------------
                             Value                  Value                 Value                Value
                           (Note 2A)              (Note 2A)             (Note 2A)            (Note 2A)
 Federal Agency
  Obligations...........                         $ 61,285,869   12.9%                      $  131,108,933    4.8%
 Federal Treasury
  Obligations...........                           99,148,992   20.9%                         303,171,940   11.0%
 Foreign Obligations....                            8,179,133    1.7%                              93,476    0.0%
 Yankee Bonds...........                           25,262,556    5.3%                          72,558,473    2.6%
                                                 ------------                              --------------
 Total Bonds & Notes....                          429,174,900   90.4%                       1,130,128,375   41.0%
                                                 ------------                              --------------
SHORT-TERM OBLIGATIONS
 Bank Notes.............                                               $ 3,676,683    7.6%
 Certificates of
  Deposit-Euro..........                                                 6,448,025   13.3%
 Commercial Paper....... $  287,499,835    8.8%    54,073,357   11.4%   38,044,503   78.8%    234,802,428    8.5%
 Repurchase Agreements..                                                                          452,000    0.0%
                         --------------          ------------          -----------         --------------
 Total Short-Term
  Obligations...........    287,499,835    8.8%    54,073,357   11.4%   48,169,211   99.7%    235,254,428    8.5%
                         --------------          ------------          -----------         --------------
TOTAL INVESTMENTS.......  3,307,970,400  100.9%   483,248,257  101.8%   48,169,211   99.7%  2,797,217,153  101.5%
 Other Assets Less
  Liabilities...........    (29,007,023)  (0.9%)   (8,350,224)  (1.8%)     127,089    0.3%    (40,295,318)  (1.5%)
                         --------------          ------------          -----------         --------------
NET ASSETS.............. $3,278,963,377  100.0%  $474,898,033  100.0%  $48,296,300  100.0% $2,756,921,835  100.0%
                         ==============          ============          ===========         ==============

                         Metropolitan Series Fund, Inc.

                                                                       State Street
                                                  Putnam                 Research
                         MetLife Stock         International            Aggressive
                             Index                 Stock                  Growth
                           Portfolio             Portfolio              Portfolio
                         --------------        -------------          --------------
                             Value                 Value                  Value
                           (Note 2A)             (Note 2A)              (Note 2A)
COMMON STOCK
 Advertising............                       $  5,632,298     1.3%
 Aerospace & Defense.... $   53,268,907   1.3%    1,047,018     0.3%
 Air Travel.............     10,780,594   0.3%      438,184     0.1%
 Aluminum...............      9,837,945   0.2%
 Apparel & Textiles.....      7,791,135   0.2%    7,640,951     1.8%  $   32,465,375    2.2%
 Auto Parts.............      6,699,799   0.2%
 Automobiles............     29,162,758   0.7%    7,375,092     1.7%
 Banks..................    320,974,292   8.0%   26,933,643     6.3%      17,881,500    1.2%
 Biotechnology..........                                                  38,210,156    2.5%
 Building &
  Construction..........      5,318,157   0.1%    3,945,340     0.9%       6,543,769    0.4%
 Business Services......     68,574,974   1.7%      520,375     0.1%      58,007,559    3.9%
 Chemicals..............     64,675,688   1.6%   11,945,748     2.8%
 Communication
  Services..............    154,562,325   3.9%   71,386,539    16.7%      35,410,403    2.4%
 Communications.........                          7,474,242     1.7%
 Computer & Business
  Equipment.............    431,245,676  10.8%   22,785,992     5.3%     259,349,478   17.3%
 Conglomerates..........    194,941,051   4.9%    2,942,651     0.7%
 Construction
  Materials.............                          8,097,172     1.9%
 Containers & Glass.....      2,051,969   0.1%
 Cosmetics &
  Toiletries............     16,769,257   0.4%    1,360,654     0.3%
 Domestic Oil...........    249,615,272   6.2%   51,627,191    12.1%     116,310,259    7.7%
 Drugs & Health Care....    560,897,690  14.0%   50,524,690    11.8%     262,751,462   17.5%
 Electric Utilities.....    108,344,840   2.7%    9,096,478     2.1%
 Electrical Equipment...     26,013,291   0.6%                            32,227,200    2.1%
 Electronics............    162,869,292   4.1%    3,533,240     0.8%      59,011,209    3.9%
 Financial Services.....    205,488,204   5.1%   40,609,065     9.5%
 Food & Beverages.......    151,087,883   3.8%   12,791,706     3.0%      12,938,344    0.9%
 Gas & Pipeline
  Utilities.............     42,150,264   1.1%    7,349,678     1.7%
 Hotels & Restaurants...     29,593,014   0.7%                            16,893,297    1.1%
 Household Appliances &
  Home Furnishings......     10,055,610   0.3%
 Household Products.....     54,125,451   1.4%
 Industrial Machinery...     32,276,782   0.8%    7,241,153     1.7%      32,922,563    2.2%
 Insurance..............    170,586,846   4.3%   23,451,157     5.5%     120,992,997    8.1%
 International Oil......                          1,754,875     0.4%
 Internet...............     27,531,602   0.7%
 Leisure................     33,679,388   0.8%    2,077,222     0.5%
 Mining.................      7,073,891   0.2%    2,592,886     0.6%
 Non-Ferrous Metals.....      5,935,057   0.1%
 Paper & Forest.........     31,776,020   0.8%    2,268,422     0.5%
 Petroleum Services.....     10,840,718   0.3%                            42,872,813    2.8%
 Publishing.............      9,424,076   0.2%                            15,063,500    1.0%
 Railroads & Equipment..     11,695,189   0.3%      128,223     0.0%
 Real Estate............                          6,308,791     1.5%
 Retail.................    240,243,233   6.0%    2,532,071     0.6%      44,677,844    3.0%
 Software...............    194,191,019   4.9%    7,279,121     1.7%     168,097,456   11.2%
 Steel..................        541,350   0.0%
 Technology.............        971,963   0.0%
 Telephone..............    182,533,463   4.6%
 Tobacco................     34,686,091   0.9%    5,100,157     1.2%
 Trucking & Freight
  Forwarding............      3,860,456   0.1%    1,307,959     0.3%
                         --------------        ------------           --------------
 Total Common Stock.....  3,974,742,482  99.4%  417,099,984    97.4%   1,372,627,184   91.4%
                         --------------        ------------           --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......                         15,108,314     3.5%     158,881,250   10.6%
 Discount Note..........     13,797,980   0.3%
                         --------------        ------------           --------------
 Total Short-Term
  Obligations...........     13,797,980   0.3%   15,108,314     3.5%     158,881,250   10.6%
                         --------------        ------------           --------------
TOTAL INVESTMENTS.......  3,988,540,462  99.7%  432,208,298   100.9%   1,531,508,434  102.0%
 Other Assets Less
  Liabilities...........     11,363,013   0.3%   (3,689,444)   (0.9%)    (30,436,296)  (2.0%)
                         --------------        ------------           --------------
NET ASSETS.............. $3,999,903,475 100.0% $428,518,854   100.0%  $1,501,072,138  100.0%
                         ==============        ============           ==============

                         Metropolitan Series Fund, Inc.

                                                            Loomis Sayles
                                                              High Yield
                                                            Bond Portfolio
                                                            --------------
                                                                Value
                                                              (Note 2A)
COMMON STOCK
 Communication Services....................................   $  511,125    0.7%
 Domestic Oil..............................................      733,404    1.1%
 Foreign Corporate.........................................      159,244    0.2%
 Paper & Forest............................................      659,419    1.0%
 Real Estate Investment Trust..............................      393,281    0.5%
 Transportation............................................      176,633    0.3%
                                                              ----------
 Total Common Stock........................................    2,633,106    3.8%
                                                              ----------
PREFERRED STOCK
 Communication Services....................................      407,456    0.6%
 Corporate.................................................      642,000    0.9%
 Finance & Banking.........................................    1,320,887    1.9%
 Financial Service.........................................        6,625    0.0%
 Food & Beverages..........................................        4,594    0.0%
 Foreign Corporate.........................................        3,468    0.0%
 Gas & Pipeline............................................      138,394    0.2%
 Mining....................................................       52,000    0.1%
 Real Estate Investment Trust..............................    1,035,356    1.5%
 Utilities-Electric........................................      314,505    0.5%
 Utilities-Telephone.......................................      128,250    0.2%
                                                              ----------
 Total Preferred Stock.....................................    4,053,535    5.9%
                                                              ----------
LONG-TERM DEBT SECURITIES
Bonds & Notes
 Apparel & Textiles........................................      273,000    0.4%
 Automotive................................................      218,540    0.3%
 Banks.....................................................      588,000    0.8%
 Broadcasting..............................................      754,000    1.1%
 Chemicals.................................................      457,780    0.7%
 Communication Services....................................      296,700    0.4%
 Communications............................................    2,100,400    3.0%
 Computer & Business Equipment.............................      197,000    0.3%
 Domestic Oil..............................................    2,695,860    3.9%
 Drugs & Health Care.......................................      896,627    1.3%
 Electric Utilities........................................    2,839,166    4.1%
 Electrical Equipment......................................    1,080,000    1.6%
 Finance & Banking.........................................    1,905,231    2.8%
 Food & Beverages..........................................      455,000    0.7%
 Foreign Corporate.........................................    2,076,832    3.0%
 Foreign Government........................................      602,997    0.9%
 Gas & Pipeline Utilities..................................      647,000    0.9%
 Government Sponsored......................................      935,250    1.4%
 Hotels & Restaurants......................................      703,448    1.0%
 Household Appliance & Home Furnishings....................       63,600    0.1%
 Industrial Machinery......................................      186,284    0.3%
 Industrials...............................................    1,135,813    1.6%
 International Oil.........................................      738,000    1.1%
 Internet..................................................      330,375    0.5%
 Mining....................................................      723,201    1.0%
 Paper & Forest............................................      360,000    0.5%
 Real Estate Investment Trust..............................    1,089,112    1.6%
 Retail....................................................    1,013,504    1.5%
 Semiconductors............................................      118,623    0.2%
 Telephone.................................................    8,401,658   12.2%
 Transportation............................................      851,648    1.2%
 Yankee....................................................    5,897,909    8.5%
                                                              ----------
 Total Bonds & Notes.......................................   40,632,558   58.9%
                                                              ----------

                         Metropolitan Series Fund, Inc.

                                                           Loomis Sayles
                                                             High Yield
                                                           Bond Portfolio
                                                           --------------
                                                               Value
                                                             (Note 2A)
Convertible Bonds
 Aerospace & Defense......................................  $   558,625     0.8%
 Automobiles..............................................      612,750     0.9%
 Banks....................................................      538,508     0.8%
 Biotechnology............................................      802,687     1.2%
 Building & Construction..................................       88,000     0.1%
 Business Services........................................      705,804     1.0%
 Computer & Business Equipment............................    1,839,050     2.7%
 Construction Materials...................................      388,500     0.6%
 Domestic Oil.............................................      903,992     1.3%
 Drugs & Health Care......................................    2,027,997     2.9%
 Electronics..............................................    1,954,547     2.8%
 Finance & Banking........................................      367,250     0.5%
 Food & Beverages.........................................      146,250     0.2%
 Foreign Corporate........................................    2,112,742     3.1%
 Forest Products..........................................      248,500     0.4%
 Hotels & Restaurants.....................................      255,000     0.4%
 Industrial Machinery.....................................      938,575     1.4%
 International Oil........................................      286,163     0.4%
 Internet.................................................      176,750     0.2%
 Mining...................................................      128,127     0.2%
 Retail...................................................       57,158     0.1%
 Semiconductors...........................................      339,918     0.5%
 Telephone................................................      679,012     1.0%
 Transportation...........................................      198,750     0.3%
 Yankee...................................................    1,965,900     2.8%
                                                            -----------
 Total Convertible Bonds..................................   18,320,555    26.6%
                                                            -----------
Warrants
 Domestic Oil.............................................      122,188     0.2%
 Foreign Corporate........................................          435     0.0%
 Transportation...........................................        3,307     0.0%
                                                            -----------
 Total Warrants...........................................      125,930     0.2%
                                                            -----------
SHORT-TERM OBLIGATIONS
 Repurchase Agreements....................................    2,117,000     3.1%
                                                            -----------
TOTAL INVESTMENTS.........................................   67,882,684    98.5%
 Other Assets Less Liabilities............................    1,061,686     1.5%
                                                            -----------
NET ASSETS................................................  $68,944,370   100.0%
                                                            ===========

                         Metropolitan Series Fund, Inc.

                                              T. Rowe Price
                            Scudder             Small Cap
                         Global Equity           Growth              Janus Mid Cap
                           Portfolio            Portfolio              Portfolio
                         -------------        -------------          --------------
                             Value                Value                  Value
                           (Note 2A)            (Note 2A)              (Note 2A)
COMMON STOCK
 Aerospace & Defense.... $  4,200,645    2.0% $  1,829,684     0.5%
 Air Travel.............                         2,181,928     0.6%
 Apparel & Textiles.....                         5,846,906     1.7%
 Auto Parts.............                           216,450     0.1%
 Banks..................    3,090,239    1.5%   11,793,781     3.5%
 Biotechnology..........                         9,972,987     3.0%
 Broadcasting...........                         1,927,412     0.6%  $   48,936,398   2.7%
 Building &
  Construction..........                         4,081,201     1.2%
 Business Services......    3,897,638    1.8%   21,866,604     6.5%     170,336,512   9.6%
 Chemicals..............   18,036,759    8.5%    4,343,889     1.3%
 Communication
  Services..............   24,942,895   11.8%   13,340,138     4.0%     206,188,576  11.6%
 Communications.........                        11,676,986     3.5%      26,693,840   1.5%
 Computer & Business
  Equipment.............   10,275,194    4.9%   47,207,574    14.0%     358,247,740  20.1%
 Conglomerates..........    3,031,841    1.4%      863,519     0.3%
 Construction
  Materials.............                           579,656     0.2%      47,229,566   2.6%
 Domestic Oil...........   22,574,142   10.7%   10,518,619     3.1%     164,069,201   9.2%
 Drugs & Health Care....   16,704,314    7.9%   55,510,028    16.5%     389,437,044  21.8%
 Electric Utilities.....   14,569,261    6.9%    1,140,081     0.3%
 Electrical Equipment...                        10,593,697     3.1%      26,236,478   1.5%
 Electronics............    1,354,444    0.6%   17,762,303     5.3%     131,447,150   7.4%
 Financial Services.....    2,256,176    1.1%   11,206,529     3.3%      16,564,238   0.9%
 Food & Beverages.......    3,061,966    1.5%    1,985,551     0.6%
 Gas & Pipeline
  Utilities.............    4,528,258    2.1%
 Hotels & Restaurants...                         4,881,720     1.4%
 Household Appliances &
  Home Furnishings......    1,791,025    0.8%    2,277,625     0.7%
 Industrial Machinery...      494,213    0.2%    4,617,194     1.4%
 Insurance..............   15,160,913    7.2%    5,561,905     1.6%
 Internet...............      842,160    0.4%
 Leisure................                         2,139,819     0.6%
 Mining.................   17,802,425    8.4%      389,565     0.1%
 Miscellaneous..........                            85,786     0.0%
 Non-Ferrous Metals.....    2,109,744    1.0%
 Paper & Forest.........      548,206    0.3%
 Petroleum Services.....                           867,825     0.3%
 Radio..................                         1,683,369     0.5%      44,624,834   2.5%
 Railroads & Equipment..    3,707,854    1.8%    2,473,444     0.7%
 Real Estate............    3,397,965    1.6%    1,975,869     0.6%
 Real Estate Investment
  Trust.................    4,118,494    1.9%      646,840     0.2%
 Retail.................    4,422,932    2.1%
 Retail Trade...........                        14,613,620     4.3%
 Software...............    2,286,581    1.1%                            41,816,210   2.3%
 Steel..................      884,250    0.4%
 Telecommunications
  Equipment & Services..                        43,475,347    12.9%
 Telephone..............    1,881,824    0.9%    4,443,522     1.3%       8,631,327   0.5%
 Trucking & Freight
  Forwarding............    1,115,379    0.5%
                         ------------         ------------           --------------
 Total Common Stock.....  193,087,737   91.3%  336,578,973    99.8%   1,680,459,114  94.2%
                         ------------         ------------           --------------
LONG-TERM DEBT
 SECURITIES
 Participating Loan
  Notes.................      354,942    0.2%
                         ------------
 Total Long-Term Debt
  Securities............      354,942    0.2%
                         ------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......                                                 80,385,483   4.5%
 Discount Note..........                                                 14,938,667   0.9%
 Repurchase Agreements..    7,869,000    3.7%                               115,000   0.0%
 Regulated Investment
  Companies.............                        18,093,343     6.5%
                         ------------         ------------           --------------
 Total Short-Term
  Obligations...........    7,869,000    3.7%   18,093,343     6.5%      95,439,150   5.4%
                         ------------         ------------           --------------
TOTAL INVESTMENTS.......  201,311,679   95.2%  354,672,316   106.3%   1,775,898,264  99.6%
 Other Assets Less
  Liabilities...........   10,042,133    4.8%  (17,329,559)   (6.3%)      7,480,476   0.4%
                         ------------         ------------           --------------
NET ASSETS.............. $211,353,812  100.0% $337,342,757   100.0%  $1,783,378,740 100.0%
                         ============         ============           ==============

                         Metropolitan Series Fund, Inc.

                         Morgan Stanley           Russell             Harris Oakmark
                           EAFE Index            2000 Index           Large Cap Value
                           Portfolio             Portfolio               Portfolio
                         --------------         ------------          ---------------
                             Value                 Value                   Value
                           (Note 2A)             (Note 2A)               (Note 2A)
COMMON STOCK
 Advertising............  $    219,259    0.2%
 Aerospace & Defense....       362,238    0.4%  $  1,471,459    1.2%    $ 2,699,100     5.0%
 Air Travel.............       608,639    0.6%       629,514    0.5%
 Apparel & Textiles.....       845,424    0.8%     1,151,820    0.9%      1,126,563     2.1%
 Auto Parts.............       636,212    0.6%     1,335,674    1.1%
 Automobiles............     3,052,007    3.0%       108,382    0.1%      1,237,988     2.3%
 Banks..................    14,193,161   14.1%    10,066,105    8.0%      2,822,125     5.3%
 Biotechnology..........                           2,786,485    2.2%
 Broadcasting...........                             817,826    0.6%
 Building &
  Construction..........       991,817    1.0%       626,500    0.5%      1,310,062     2.4%
 Business Services......     1,150,142    1.1%     5,227,294    4.2%      7,256,681    13.5%
 Chemicals..............     2,297,369    2.3%     2,859,945    2.3%
 Communication
  Services..............    13,573,909   13.4%     3,067,078    2.4%      2,610,312     4.9%
 Communications.........     1,111,479    1.1%     1,989,190    1.6%
 Computer & Business
  Equipment.............     7,452,359    7.4%     5,898,985    4.7%      1,118,375     2.1%
 Conglomerates..........     2,415,251    2.4%        99,305    0.1%
 Construction
  Materials.............       541,340    0.5%       477,248    0.4%
 Containers & Glass.....       197,132    0.2%       641,932    0.5%
 Cosmetics &
  Toiletries............       818,072    0.8%       189,209    0.1%
 Domestic Oil...........     4,442,092    4.4%     3,675,834    2.9%
 Drugs & Health Care....     9,365,710    9.3%    14,511,358   11.5%      1,241,500     2.3%
 Electric Utilities.....     2,914,144    2.9%     3,052,118    2.4%      1,285,063     2.4%
 Electrical Equipment...       985,430    1.0%     2,760,925    2.2%      4,131,375     7.7%
 Electronics............     1,676,139    1.7%     3,682,479    2.9%
 Financial Services.....     3,789,423    3.7%     3,346,749    2.7%        911,906     1.7%
 Food & Beverages.......     4,326,637    4.3%     2,714,155    2.2%      1,963,500     3.7%
 Gas & Pipeline
  Utilities.............     1,408,162    1.4%     3,032,715    2.4%
 Hotels & Restaurants...       713,609    0.7%     2,293,187    1.8%      1,364,250     2.5%
 Household Appliances &
  Home Furnishings......     1,420,891    1.4%     3,407,803    2.7%      5,344,125    10.0%
 Household Products.....       263,313    0.3%       781,054    0.6%      1,126,125     2.1%
 Industrial Machinery...     1,706,807    1.7%     4,126,032    3.3%        966,813     1.8%
 Industrials............       114,966    0.1%
 Insurance..............     6,367,803    6.3%     3,619,247    2.9%        876,688     1.6%
 Insurance Contracts....         8,464    0.0%
 Internet...............                               6,914    0.0%
 Leisure................       629,572    0.6%       902,381    0.7%      4,429,869     8.3%
 Mining.................     1,214,053    1.2%     1,623,460    1.3%
 Miscellaneous..........                              61,141    0.0%
 Mutual Funds...........                           3,487,311    2.8%
 Paper & Forest.........       368,990    0.4%       604,862    0.5%
 Petroleum Services.....     1,488,902    1.5%
 Publishing.............                              78,095    0.1%
 Railroads & Equipment..       790,095    0.8%       793,665    0.6%
 Real Estate............     1,272,610    1.3%     1,247,002    1.0%
 Real Estate Investment
  Trust.................                           7,136,661    5.7%
 Retail.................     2,615,275    2.6%     4,558,409    3.6%      5,011,812     9.4%
 Shipbuilding...........       437,831    0.4%       199,823    0.2%
 Software...............     1,463,136    1.4%     7,810,792    6.2%        848,250     1.6%
 Technology.............                               1,024    0.0%
 Telephone..............                                                  2,591,187     4.8%
 Tobacco................       465,337    0.5%       219,215    0.2%
 Transportation.........       182,513    0.2%
 Trucking & Freight
  Forwarding............       253,982    0.2%       551,665    0.4%
 Utilities..............                             123,891    0.1%
                          ------------          ------------            -----------
 Total Common Stock.....   101,151,696  100.2%   119,853,918   95.3%     52,273,669    97.5%
                          ------------          ------------            -----------
PREFERRED STOCK
 Communication
  Services..............       177,259    0.2%
 Retail.................        28,645    0.0%
                          ------------
 Total Preferred Stock..       205,904    0.2%
                          ------------
 Total Equity
  Securities............   101,357,600  100.4%
                          ------------
SHORT-TERM OBLIGATIONS
 Discount Notes.........     2,274,667    2.3%
 Federal Agency
  Obligations...........                           6,324,074    5.0%
 Repurchase Agreements..                                                  3,842,000     7.2%
                          ------------          ------------            -----------
 Total Short-Term
  Obligations...........     2,274,667    2.3%     6,324,074    5.0%      3,842,000     7.2%
                          ------------          ------------            -----------
TOTAL INVESTMENTS.......   103,632,267  102.7%   126,177,992  100.3%     56,115,669   104.7%
 Other Assets Less
  Liabilities...........    (2,682,027)  (2.7%)     (440,052)  (0.3%)    (2,540,732)   (4.7%)
                          ------------          ------------            -----------
NET ASSETS..............  $100,950,240  100.0%  $125,737,940  100.0%    $53,574,937   100.0%
                          ============          ============            ===========

                         Metropolitan Series Fund, Inc.

                         Neuberger Berman          T. Rowe Price              State Street
                         Partners Mid Cap            Large Cap               Research Aurora
                         Value Portfolio          Growth Portfolio         Small Cap Portfolio
                         ----------------         ----------------         -------------------
                              Value                    Value                      Value
                            (Note 2A)                (Note 2A)                  (Note 2A)
COMMON STOCK
 Aerospace & Defense....   $  2,343,900     1.8%    $    841,288     0.5%      $ 2,028,094       3.7%
 Air Travel.............      2,443,473     1.9%                                   751,094       1.4%
 Apparel & Textiles.....                                                            46,094       0.1%
 Auto Parts.............      1,821,238     1.4%                                 3,659,597       6.7%
 Automobiles............                                                           665,681       1.2%
 Banks..................      7,849,109     6.0%      12,070,044     6.7%          861,467       1.6%
 Biotechnology..........        251,738     0.2%
 Broadcasting...........                                 413,475     0.2%
 Building &
  Construction..........      1,148,875     0.9%                                   769,750       1.4%
 Business Services......      8,390,425     6.4%       6,772,563     3.8%        1,081,506       2.0%
 Chemicals..............      5,257,331     4.0%                                 2,582,541       4.7%
 Communication
  Services..............      4,862,412     3.7%       8,938,811     5.0%        1,309,856       2.4%
 Communications.........      1,081,175     0.8%       1,044,366     0.6%          910,356       1.7%
 Computer & Business
  Equipment.............      3,936,359     3.0%      16,327,297     9.1%          649,209       1.2%
 Conglomerates..........        684,375     0.5%       5,336,244     3.0%           93,588       0.2%
 Containers & Glass.....                                                           161,250       0.3%
 Cosmetics &
  Toiletries............      1,091,363     0.8%         419,050     0.2%
 Domestic Oil...........     10,444,209     7.9%       6,102,146     3.4%        5,923,961      10.9%
 Drugs & Health Care....      8,554,004     6.5%      24,698,030    13.7%        1,774,203       3.3%
 Electric Utilities.....      8,906,232     6.8%
 Electrical Equipment...      3,726,500     2.8%                                 1,075,250       2.0%
 Electronics............      2,347,744     1.8%      14,775,913     8.2%          349,813       0.6%
 Finance & Banking......      1,818,094     1.4%                                   236,500       0.4%
 Financial Services.....      7,272,425     5.5%      17,556,726     9.7%          725,537       1.3%
 Food & Beverages.......      1,788,563     1.4%       3,341,406     1.8%          563,038       1.0%
 Foreign Corporate......                               8,693,053     4.8%
 Gas & Pipeline
  Utilities.............      1,867,700     1.4%         802,200     0.4%          696,750       1.3%
 Hotels & Restaurants...                                 912,975     0.5%        7,810,862      14.4%
 Household Appliances &
  Home Furnishings......      1,649,375     1.3%                                   315,938       0.6%
 Industrial Machinery...      1,928,381     1.5%       1,599,975     0.9%        1,328,872       2.4%
 Insurance..............     10,486,369     8.0%       6,152,381     3.4%        2,514,259       4.6%
 Internet...............                               1,767,840     1.0%
 Leisure................        687,119     0.5%         659,775     0.4%        1,556,737       2.9%
 Mining.................                                                           143,750       0.3%
 Paper & Forest.........      1,821,963     1.4%
 Petroleum Services.....                               3,000,356     1.7%
 Radio..................                                                           286,544       0.5%
 Railroads & Equipment..      3,616,087     2.8%                                 1,333,469       2.5%
 Real Estate............        985,300     0.7%
 Real Estate Investment
  Trust.................      2,480,587     1.9%
 Retail.................      3,403,037     2.6%      13,128,539     7.3%        2,224,062       4.1%
 Shipbuilding...........                                                           386,250       0.7%
 Software...............      4,271,841     3.2%      10,294,670     5.7%        2,378,111       4.4%
 Telephone..............                               2,573,875     1.4%
 Tobacco................                               2,719,200     1.5%
                           ------------             ------------               -----------
 Total Common Stock.....    119,217,303    90.8%     170,942,198    94.9%       47,193,989      86.8%
                           ------------             ------------               -----------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......                                                         7,874,047      14.5%
 Money Market Fund......                               8,162,371     4.5%
 Repurchase Agreements..     16,725,000    12.7%       2,656,000     1.5%
                           ------------             ------------               -----------
 Total Short-Term
  Obligations...........     16,725,000    12.7%      10,818,371     6.0%        7,874,047      14.5%
                           ------------             ------------               -----------
TOTAL INVESTMENTS.......    135,942,303   103.5%     181,760,569   100.9%       55,068,036     101.3%
 Other Assets Less
  Liabilities...........     (4,586,128)   (3.5%)     (1,688,522)   (0.9%)        (689,311)     (1.3%)
                           ------------             ------------               -----------
NET ASSETS..............   $131,356,175   100.0%    $180,072,047   100.0%      $54,378,725     100.0%
                           ============             ============               ===========

                         Metropolitan Series Fund, Inc.

                                    MetLife Mid Cap          Putnam
                                      Stock Index           Large Cap
                                       Portfolio            Portfolio
                                    ---------------        -----------
                                         Value                Value
                                       (Note 2A)            (Note 2A)
COMMON STOCK
 Aerospace & Defense...............   $   530,537     0.9%
 Air Travel........................        55,989     0.1%
 Apparel & Textiles................       291,962     0.5%
 Auto Parts........................       438,440     0.7%
 Banks.............................     5,184,211     8.4% $   695,362    1.9%
 Biotechnology.....................       894,960     1.4%
 Broadcasting......................       185,589     0.3%
 Building & Construction...........       369,077     0.6%
 Business Services.................     4,699,956     7.6%
 Chemicals.........................     1,271,481     2.1%
 Communication Services............     3,196,749     5.2%   2,233,643    6.0%
 Communications....................     2,129,012     3.4%     243,759    0.7%
 Computer & Business Equipment.....     4,040,824     6.5%   6,970,584   18.9%
 Conglomerates.....................                          4,601,544   12.5%
 Construction Materials............       399,797     0.6%
 Containers & Glass................       188,378     0.3%
 Cosmetics & Toiletries............       143,134     0.2%
 Domestic Oil......................     1,108,924     1.8%
 Drugs & Health Care...............     7,339,684    11.9%   8,970,497   24.3%
 Electric Utilities................     3,115,676     5.0%
 Electrical Equipment..............     1,324,504     2.1%
 Electronics.......................     2,230,099     3.6%   2,266,272    6.1%
 Finance & Banking.................       216,072     0.3%
 Financial Services................     1,884,501     3.0%   1,492,181    4.0%
 Food & Beverages..................     1,477,409     2.4%     317,200    0.9%
 Gas & Pipeline Utilities..........     1,772,015     2.9%
 Hotels & Restaurants..............     1,245,577     2.0%
 Household Appliances & Home
  Furnishings......................       748,561     1.2%
 Household Products................       254,694     0.4%
 Industrial Machinery..............       763,152     1.2%
 Insurance.........................     1,984,404     3.2%     931,416    2.5%
 Internet..........................                            396,720    1.1%
 Leisure...........................       182,434     0.3%
 Mining............................       155,865     0.3%
 Paper & Forest....................       489,861     0.8%
 Petroleum Services................     1,110,377     1.8%
 Publishing........................       269,454     0.4%
 Railroads & Equipment.............       542,996     0.9%
 Real Estate.......................        64,406     0.1%
 Retail............................     1,848,085     3.0%     409,063    1.1%
 Shipbuilding......................       124,640     0.2%
 Software..........................     4,729,688     7.6%   4,887,010   13.2%
 Telephone.........................                            707,775    1.9%
 Tobacco...........................       396,061     0.6%
 Trucking & Freight Forwarding.....       484,191     0.8%
 Unit Investment Trust.............       593,524     1.0%
                                      -----------          -----------
 Total Common Stock................    60,476,950    97.6%  35,123,026   95.1%
                                      -----------          -----------
SHORT-TERM OBLIGATIONS
 Commercial Paper..................                          2,486,558    6.7%
 Discount Note.....................     1,299,810     2.1%
                                      -----------          -----------
 Total Short-Term Obligations......     1,299,810     2.1%   2,486,558    6.7%
                                      -----------          -----------
TOTAL INVESTMENTS..................    61,776,760    99.7%  37,609,584  101.8%
 Other Assets Less Liabilities.....       157,248     0.3%    (677,836)  (1.8%)
                                      -----------          -----------
NET ASSETS.........................   $61,934,008   100.0% $36,931,748  100.0%
                                      ===========          ===========

                         Metropolitan Series Fund, Inc.

                                                              Lehman
                                                             Brothers
                                                            Aggregate
                                                            Bond Index
                                                            Portfolio
                                                           ------------
                                                              Value
                                                            (Note 2A)
LONG-TERM DEBT SECURITIES
Bonds & Notes:
 Aerospace & Defense...................................... $    231,607    0.2%
 Air Travel...............................................      799,129    0.5%
 Auto Parts...............................................      255,675    0.2%
 Automobiles..............................................    1,371,852    0.9%
 Banks....................................................      503,870    0.3%
 Collateralized Mortgage Obligations......................      657,778    0.5%
 Communication Services...................................      757,065    0.5%
 Computer & Business Equipment............................      480,033    0.3%
 Cosmetics & Toiletries...................................      410,776    0.3%
 Drugs & Health Care......................................      144,145    0.1%
 Electric Utilities.......................................    1,865,384    1.3%
 Federal Agencies.........................................   69,383,291   47.6%
 Finance & Banking........................................   16,282,127   11.2%
 Financial Services.......................................    1,368,549    0.9%
 Food & Beverages.........................................      200,126    0.1%
 Government Sponsored.....................................      626,786    0.4%
 Industrials..............................................    1,101,683    0.8%
 Leisure..................................................      467,370    0.3%
 Petroleum Services.......................................      756,851    0.5%
 Railroads & Equipment....................................      312,330    0.2%
 Retail...................................................    3,117,520    2.1%
 Steel....................................................      220,872    0.2%
 Telephone................................................    1,857,084    1.3%
 Transportation...........................................      300,211    0.2%
 U.S. Treasury Obligations................................   37,727,730   25.9%
 Yankee Bonds.............................................    5,263,959    3.6%
                                                           ------------
 Total Bonds & Notes......................................  146,463,803  100.4%
                                                           ------------
SHORT-TERM OBLIGATIONS
 Discount Notes...........................................    2,886,014    2.0%
                                                           ------------
 Total Short-Term Obligations.............................    2,886,014    2.0%
                                                           ------------
TOTAL INVESTMENTS.........................................  149,349,817  102.4%
 Other Assets Less Liabilities............................   (3,512,601)  (2.4%)
                                                           ------------
NET ASSETS................................................ $145,837,216  100.0%
                                                           ============

                            New England Zenith Fund

                                         Zenith              Zenith Davis
                                      Loomis Sayles            Venture
                                        Small Cap               Value
                                         Series                 Series
                                      -------------          ------------
                                          Value                 Value
                                        (Note 2A)             (Note 2A)
COMMON STOCK
 Aerospace & Defense................. $  7,701,600     1.6%
 Apparel & Textiles..................    6,329,184     1.3%
 Auto Parts..........................       26,250     0.0%
 Banks...............................   19,616,468     4.0%  $101,163,078  10.9%
 Building & Construction.............    2,326,188     0.5%    23,686,444   2.6%
 Business Services...................   19,920,947     4.1%     6,430,556   0.7%
 Chemicals...........................   15,948,937     3.3%    18,221,225   2.0%
 Communication Services..............   26,094,741     5.4%     9,427,950   1.0%
 Communications......................   17,901,071     3.7%
 Computer & Business Equipment.......   25,723,641     5.3%   123,153,656  13.3%
 Conglomerates.......................                          45,443,400   4.9%
 Construction Materials..............    3,614,019     0.7%     6,036,210   0.7%
 Containers & Glass..................                          13,237,000   1.4%
 Cosmetics & Toiletries..............                           2,423,988   0.3%
 Domestic Oil........................    4,976,597     1.0%    10,626,626   1.1%
 Drugs & Health Care.................   74,706,643    15.4%    88,163,699   9.5%
 Electrical Equipment................   19,083,130     3.9%     4,364,121   0.5%
 Electric Utilities..................    9,853,131     2.0%
 Electronics.........................   15,919,295     3.3%    16,530,396   1.8%
 Financial Services..................   20,090,623     4.1%   150,566,563  16.3%
 Food & Beverages....................   11,635,769     2.4%
 Gas & Pipeline Utilities............   12,932,825     2.7%
 Hotels & Restaurants................    9,635,240     2.0%    29,476,400   3.2%
 Household Appliances & Home
  Furnishings........................   14,723,004     3.0%
 Industrial Machinery................   10,942,269     2.2%     7,435,106   0.8%
 Insurance...........................   21,040,656     4.3%    86,384,950   9.3%
 Mining..............................      967,500     0.2%
 Paper & Forest......................    1,943,525     0.4%
 Publishing..........................    1,367,080     0.3%     1,800,675   0.2%
 Railroads & Equipment...............    4,924,588     1.0%
 Real Estate Investment Trust........   14,145,688     2.9%     4,057,794   0.4%
 Retail..............................   19,651,362     4.0%    25,376,287   2.7%
 Software............................   46,125,981     9.5%     4,380,984   0.5%
 Telephone...........................                           6,890,236   0.7%
 Tobacco.............................                          25,454,000   2.8%
 Trucking & Freight Forwarding.......                          11,874,244   1.3%
                                      ------------           ------------
 Total Common Stock..................  459,867,952    94.5%   822,605,588  88.9%
                                      ------------           ------------
PREFERRED STOCKS
 Real Estate Investment Trust........                           3,557,231   0.4%
                                                             ------------
 Total Preferred Stocks..............                           3,557,231   0.4%
                                                             ------------
SHORT-TERM OBLIGATIONS
 Commercial Paper....................   28,237,453     5.8%
 Repurchase Agreements...............                          97,904,000  10.6%
                                      ------------           ------------
 Total Short-Term Obligations........   28,237,453     5.8%    97,904,000  10.6%
                                      ------------           ------------
TOTAL INVESTMENTS....................  488,105,405   100.3%   924,066,819  99.9%
 Other Assets Less Liabilities.......   (1,666,868)   (0.3%)    1,198,297   0.1%
                                      ------------           ------------
NET ASSETS........................... $486,438,537   100.0%  $925,265,116 100.0%
                                      ============           ============

                      Fidelity Variable Insurance Products

                            Fidelity
                           VIP Equity            Fidelity          Fidelity VIP II
                             Income             VIP Growth         Investment Grade
                           Portfolio            Portfolio           Bond Portfolio
                         --------------       --------------       ----------------
                             Value                Value                 Value
                           (Note 2A)            (Note 2A)             (Note 2A)
COMMON STOCK
 Aerospace & Defense.... $  351,214,731  3.3% $  208,175,628  1.2%
 Apparel & Textiles.....     12,946,245  0.1%
 Auto Parts.............     97,023,069  0.9%     79,988,850  0.4%
 Banks..................  1,189,375,209 11.2%    215,735,446  1.2%
 Broadcasting...........     32,922,793  0.3%    328,745,045  1.9%
 Chemicals..............    325,818,866  3.1%    153,372,176  0.9%
 Communications.........                         893,558,839  5.1%
 Computer Related.......    371,475,403  3.5%  3,048,926,421 17.5%
 Consumer Durables......     85,136,050  0.8%
 Construction
  Materials.............     56,686,238  0.5%     24,208,893  0.2%
 Drugs & Health Care....    849,624,769  8.0%  3,523,123,015 20.2%
 Electric Utilities.....    312,762,853  2.9%     52,085,725  0.3%
 Electrical Equipment...    307,346,488  2.9%    584,243,075  3.4%
 Electronics............    148,387,503  1.4%  1,367,980,050  7.9%
 Energy Services........    192,188,726  1.8%    653,936,470  3.7%
 Engineering............                          21,977,638  0.1%
 Federal Sponsored
  Credit................    471,776,588  4.4%    322,925,213  1.9%
 Financial Services.....    737,597,533  6.9%    153,587,179  0.9%
 Food & Beverages.......     12,475,375  0.1%    614,894,394  3.6%
 Gas & Oil..............  1,206,660,633 11.3%    415,995,065  2.4%
 Hotels & Restaurants...    102,704,555  1.0%    319,781,638  1.8%
 Household Products.....    215,925,829  2.0%    408,827,324  2.3%
 Industrial Machinery...    422,761,484  4.0%
 Insurance..............    361,929,848  3.4%    684,103,968  3.9%
 Iron & Steel...........     41,634,406  0.4%
 Leisure................    256,927,546  2.4%    132,539,307  0.8%
 Metals & Mining........    115,087,576  1.0%     27,056,751  0.1%
 Packaging &
  Containers............     19,937,831  0.2%
 Paper & Forest.........    163,410,612  1.5%    114,899,526  0.7%
 Pollution Control......     11,438,281  0.1%
 Publishing.............     41,928,775  0.4%
 Real Estate Investment
  Trusts................    101,797,111  1.0%
 Retail & Wholesale.....    320,745,099  3.0%    524,538,058  3.0%
 Savings & Loans........     22,159,126  0.2%
 Securities Industry....    134,572,835  1.3%    303,866,597  1.7%
 Services...............     80,539,616  0.8%     26,469,659  0.1%
 Shipbuilding...........     39,444,600  0.4%
 Tobacco................    164,612,800  1.6%    346,284,400  2.0%
 Transportation.........    130,402,782  1.2%    148,937,861  0.9%
 Utilities-Cellular.....      8,862,269  0.1%    340,717,183  2.0%
 Telephone Services.....    614,139,761  5.8%    142,093,038  0.8%
                         --------------       --------------
 Total Common Stock..... 10,132,381,814 95.2% 16,183,574,432 92.9%
                         --------------       --------------

PREFERRED STOCK
 Broadcasting...........     46,087,688  0.5%
 Communication
  Services..............                           1,528,257  0.0%
 Electric Utilities.....     47,413,675  0.5%
 Gas & Oil..............     14,242,380  0.1%
 Leisure................     30,497,320  0.3%
 Industrial Machinery...     10,537,328  0.1%
 Insurance..............     32,150,050  0.3%
 Paper & Forest.........     10,993,500  0.1%
 Publishing.............     17,654,511  0.1%
 Transportation.........     41,988,800  0.4%
                         --------------       --------------
 Total Preferred Stock..    251,565,252  2.4%      1,528,257  0.0%
                         --------------       --------------
 Total Equity
  Securities............ 10,383,947,066 97.6% 16,185,102,689 92.9%
                         --------------       --------------

                      Fidelity Variable Insurance Products

                              Fidelity
                             VIP Equity                Fidelity            Fidelity VIP II
                               Income                 VIP Growth           Investment Grade
                              Portfolio                Portfolio            Bond Portfolio
                           ---------------          ---------------        ----------------
                                Value                    Value                  Value
                              (Note 2A)                (Note 2A)              (Note 2A)
CORPORATE BONDS
 Aerospace & Defense.....                                                    $    722,928     0.1%
 Banks...................                                                      32,770,185     4.5%
 Broadcasting............  $    18,267,433    0.2%                             13,821,406     1.9%
 Chemicals...............          810,600    0.0%
 Computer Related........        5,797,500    0.1%                              8,770,650     1.2%
 Construction Materials..          987,413    0.0%
 Electric Utilities......        2,685,950    0.0%                             15,521,045     2.1%
 Electronics.............        5,342,400    0.0%
 Energy Services.........        1,755,600    0.0%
 Financial Services......        3,691,500    0.0%                             57,186,415     7.7%
 Food & Beverages........                                                       1,275,067     0.2%
 Gas & Oil...............        1,337,625    0.0%                             15,572,461     2.1%
 Health..................        2,567,775    0.0%
 Hotels & Restaurants....          705,600    0.0%
 Industrial Machinery....                                                       1,388,505     0.2%
 Insurance...............        4,745,925    0.1%                                724,523     0.1%
 Leisure.................        1,051,688    0.0%                              2,152,786     0.3%
 Paper & Forest..........                                                       2,260,217     0.3%
 Publishing..............       28,430,587    0.3%                              1,861,467     0.2%
 Real Estate.............                                                       2,834,580     0.4%
 Real Estate Investment
  Trusts.................       39,537,641    0.4%                             19,719,753     2.7%
 Retail & Wholesale......                                                       1,735,802     0.2%
 Savings & Loans.........                                                         746,918     0.1%
 Securities Industry.....                                                       2,842,261     0.4%
 Telephone Services......        5,238,925    0.1%                             22,379,478     3.0%
 Tobacco.................                                                       1,752,426     0.2%
 Transportation..........        1,657,475    0.0%                              6,844,761     0.9%
 Utilities-Cellular......       21,545,426    0.2%
                           ---------------                                   ------------
 Total Corporate Bonds...      146,157,063    1.4%                            212,883,634    28.8%
                           ---------------                                   ------------
U.S. Government and
 Government Agency
 Obligations.............                                                     193,930,547    26.2%
U.S. Government Agency
 Mortgage Securities.....                                                     236,270,822    31.9%
Asset Backed Securities..                                                      25,004,044     3.4%
Commercial Mortgage
 Securities..............                                                      16,801,915     2.3%
Foreign Government and
 Government Agency
 Obligations.............                                                      22,816,177     3.0%
Supranational
 Obligations.............                                                       4,073,840     0.6%
Floating Rate Loans......        2,041,060    0.0%
Cash Equivalents.........      142,294,911    1.3%  $ 1,229,140,503   7.1%     54,751,000     7.4%
                           ---------------          ---------------          ------------
TOTAL INVESTMENTS........   10,674,440,100  100.3%   17,414,243,192 100.0%    766,531,979   103.6%
 Other Assets Less
  Liabilities............      (30,546,223)  (0.3%)       7,172,807   0.0%    (26,285,730)   (3.6%)
                           ---------------          ---------------          ------------
NET ASSETS...............  $10,643,893,877  100.0%  $17,421,415,999 100.0%   $740,246,249   100.0%
                           ===============          ===============          ============

                      Fidelity Variable Insurance Products

                                                            Fidelity VIP
                                                            Money Market
                                                             Portfolio
                                                           --------------
                                                               Value
                                                             (Note 2A)
CERTIFICATES OF DEPOSIT
 Domestic Certificates of Deposits........................ $   10,000,000   0.4%
 London Branch, Eurodollar, Foreign Banks.................    435,001,361  19.5%
 New York Branch, Yankee Dollar, Foreign Banks............    264,975,517  11.9%
                                                           --------------
 Total Certificates of Deposit............................    709,976,878  31.8%
                                                           --------------
 Commercial Paper.........................................  1,202,845,391  53.8%
 Bank Notes...............................................     59,993,707   2.7%
 Master Notes.............................................     10,000,000   0.4%
 Medium Term Notes........................................     69,993,812   3.1%
 Short-Term Notes.........................................    109,000,000   4.9%
 Repurchase Agreements....................................     37,063,000   1.7%
                                                           --------------
TOTAL INVESTMENTS.........................................  2,198,872,788  98.4%
 Other Assets and Liabilities.............................     34,680,000   1.6%
                                                           --------------
NET ASSETS................................................ $2,233,552,788 100.0%
                                                           ==============

6.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 2000--(Contined)

                      Fidelity Variable Insurance Products

                                                               Fidelity
                                                             VIP II Asset
                                                               Manager
                                                              Portfolio
                                                            --------------
                                                                Value
                                                              (Note 2A)
COMMON STOCK
 Aerospace & Defense....................................... $   48,927,772  1.2%
 Apparel & Textiles........................................      7,703,625  0.2%
 Banks.....................................................     36,316,272  0.9%
 Broadcasting..............................................         71,098  0.0%
 Chemicals.................................................     19,512,500  0.5%
 Communications Equipment..................................    132,465,575  3.2%
 Computer Related..........................................    234,278,132  5.6%
 Consumer Durables.........................................     12,074,100  0.3%
 Drugs & Health Care.......................................    296,227,663  7.1%
 Electric Utilities........................................     66,793,739  1.6%
 Electrical Equipment......................................    104,817,044  2.5%
 Electronics...............................................    119,394,559  2.9%
 Energy Services...........................................     11,915,375  0.3%
 Federal Sponsored Credit..................................     22,415,000  0.5%
 Financial Services........................................     99,776,652  2.4%
 Food & Beverages..........................................    151,165,901  3.7%
 Gas & Oil.................................................    180,188,953  4.3%
 Hotels & Restaurants......................................     13,405,350  0.3%
 Household Products........................................     17,428,500  0.4%
 Industrial Machinery......................................     23,630,625  0.6%
 Insurance.................................................    113,139,406  2.7%
 Leisure...................................................     17,274,675  0.4%
 Paper & Forest............................................      9,189,700  0.2%
 Publishing................................................     23,750,301  0.6%
 Retail & Wholesale........................................     91,646,994  2.2%
 Savings & Loans...........................................     28,937,250  0.7%
 Securities Industry.......................................     77,854,900  1.9%
 Services..................................................      3,577,500  0.1%
 Shipbuilding..............................................     19,500,000  0.4%
 Transportation............................................     11,446,875  0.3%
 Utilities-Cellular........................................      2,126,250  0.0%
 Telephone Services........................................     58,639,893  1.4%
                                                            --------------
 Total Common Stock........................................  2,055,592,179 49.4%
                                                            --------------

PREFERRED STOCK
 Broadcasting..............................................     18,153,938  0.5%
 Drugs & Health Care.......................................        628,166  0.0%
 Insurance.................................................      1,488,984  0.0%
 Publishing................................................      4,544,220  0.1%
 Telephone Services........................................     14,658,310  0.3%
 Utilities-Cellular........................................     19,029,610  0.5%
                                                            --------------
 Total Preferred Stock.....................................     58,503,228  1.4%
                                                            --------------
 Total Equity Securities...................................  2,114,095,407 50.8%
                                                            --------------

CORPORATE BONDS
 Apparel & Textiles........................................      4,828,110  0.1%
 Auto Parts................................................      3,815,446  0.1%
 Banks.....................................................     61,170,793  1.5%
 Broadcasting..............................................    126,839,410  3.1%
 Chemicals.................................................     17,785,863  0.4%
 Coal......................................................      1,582,050  0.0%
 Communications............................................      2,046,145  0.1%
 Computer Related..........................................     12,470,917  0.3%
 Construction Materials....................................      1,345,838  0.0%
 Electric Utilities........................................     31,286,810  0.7%
 Electronics...............................................      9,117,650  0.2%
 Energy Services...........................................      3,167,588  0.1%
 Financial Services........................................     90,569,427  2.1%
 Food & Beverages..........................................      8,354,420  0.2%
 Gas & Oil.................................................     27,814,396  0.7%
 Health....................................................     15,430,863  0.4%
 Home Furnishings..........................................        279,125  0.0%
 Hotels & Restaurants......................................     30,101,763  0.7%
 Industrial Machinery......................................      9,913,995  0.2%
 Leisure...................................................     13,810,970  0.3%
 Packaging & Containers....................................      4,066,750  0.1%
 Paper & Forest............................................      3,271,395  0.1%
 Pollution Control.........................................      5,989,050  0.2%
 Publishing................................................     10,391,432  0.3%

                      Fidelity Variable Insurance Products

                                                           Fidelity
                                                         VIP II Asset
                                                           Manager
                                                          Portfolio
                                                        --------------
                                                            Value
                                                          (Note 2A)
 Real Estate........................................... $    2,947,552    0.1%
 Real Estate Investment Trusts.........................     14,161,006    0.3%
 Retail & Wholesale....................................      9,173,080    0.2%
 Savings & Loans.......................................     14,225,224    0.3%
 Securities Industry...................................      6,490,979    0.2%
 Services..............................................      5,634,525    0.1%
 Telephone Services....................................     40,729,861    1.0%
 Tobacco...............................................      8,800,552    0.2%
 Transportation........................................     37,711,582    0.9%
 Utilities-Cellular....................................     77,451,333    1.9%
                                                        --------------
 Total Corporate Bonds.................................    712,775,900   17.1%
                                                        --------------
U.S. Government and Government Agency Obligations......    294,044,616    7.1%
U.S. Government Agency Mortgage Securities.............    454,788,263   10.9%
Asset Backed Securities................................     35,472,341    0.8%
Collateralized Mortgage Obligations....................     11,793,400    0.3%
Commercial Mortgage Securities.........................     70,427,323    1.7%
Foreign Government and Government Agency Obligations...     19,820,450    0.5%
Supranational Obligations..............................      4,837,685    0.1%
FLOATING RATE LOANS
 Broadcasting..........................................     30,758,399    0.7%
 Chemicals.............................................     11,278,635    0.3%
 Computer Related......................................      1,155,750    0.0%
 Consumer Durables.....................................      2,359,305    0.0%
 Drugs & Health Care...................................     11,767,611    0.3%
 Electronics...........................................      1,656,745    0.1%
 Energy Services.......................................      4,452,049    0.1%
 Financial Services....................................      6,602,000    0.2%
 Food & Beverages......................................      3,849,688    0.1%
 Home Furnishings......................................      3,496,319    0.1%
 Hotels & Restaurants..................................      4,478,250    0.1%
 Leisure...............................................      3,333,000    0.1%
 Packaging & Containers................................      6,548,977    0.1%
 Paper & Forest........................................      3,102,575    0.1%
 Pollution Control.....................................      4,750,000    0.1%
 Publishing............................................      3,937,656    0.1%
 Retail & Wholesale....................................      3,199,997    0.1%
 Services..............................................     11,962,224    0.3%
 Tobacco...............................................      1,702,109    0.0%
 Transportation........................................      1,212,000    0.0%
 Utilities-Cellular....................................     33,916,674    0.8%
 Telephone Services....................................      4,212,500    0.1%
                                                        --------------
 Total Floating Rate Loans.............................    159,732,463    3.8%
                                                        --------------
Commercial Paper.......................................      6,799,823    0.2%
Cash Equivalents.......................................      2,635,000    0.1%
Money Market Funds.....................................    329,020,721    7.9%
                                                        --------------
 TOTAL INVESTMENTS.....................................  4,216,243,392  101.3%
 Other Assets Less Liabilities.........................    (52,706,047)  (1.3%)
                                                        --------------
NET ASSETS............................................. $4,163,537,345  100.0%
                                                        ==============

                      Fidelity Variable Insurance Products

                                                            Fidelity
                                                          VIP Overseas
                                                           Portfolio
                                                         --------------
                                                             Value
                                                           (Note 2A)
COMMON STOCK
 Australia.............................................. $   38,561,904    1.5%
 Brazil.................................................      5,327,100    0.2%
 Canada.................................................     77,384,370    3.1%
 Denmark................................................      6,069,079    0.2%
 Finland................................................    192,887,294    7.6%
 France.................................................    238,319,074    9.4%
 Germany................................................     91,302,803    3.6%
 Hong Kong..............................................     62,472,926    2.5%
 Ireland................................................     13,518,458    0.5%
 Italy..................................................     44,720,875    1.8%
 Japan..................................................    583,353,548   23.0%
 Korea (South)..........................................     62,923,499    2.5%
 Marshal Islands........................................     17,582,600    0.7%
 Mexico.................................................     12,220,738    0.5%
 Netherlands............................................    162,171,986    6.4%
 Norway.................................................     11,375,161    0.4%
 Singapore..............................................     10,606,839    0.4%
 Spain..................................................     62,953,811    2.5%
 Sweden.................................................     35,879,433    1.4%
 Switzerland............................................    160,862,133    6.3%
 Taiwan.................................................     31,681,656    1.3%
 United Kingdom.........................................    286,657,585   11.3%
 United States of America...............................     79,673,051    3.1%
                                                         --------------
 Total Common Stock.....................................  2,288,505,923   90.2%
                                                         --------------
 Investment Companies...................................      2,945,250    0.1%
Government Obligations..................................      1,832,980    0.1%
Cash Equivalents........................................    314,111,447   12.4%
                                                         --------------
TOTAL INVESTMENTS.......................................  2,607,395,600  102.8%
 Other Assets Less Liabilities..........................    (70,280,456)  (2.8%)
                                                         --------------
NET ASSETS.............................................. $2,537,115,144  100.0%
                                                         ==============

                       Calvert Variable Series Fund, Inc.

                                        Calvert               Calvert
                                         Social               Social
                                        Balanced              Mid Cap
                                       Portfolio             Portfolio
                                      ------------          -----------
                                         Value                 Value
                                       (Note 2A)             (Note 2A)
COMMON STOCK
 Air Freight......................... $  1,318,680    0.4%
 Airlines............................    1,609,440    0.4%
 Banks...............................   12,149,804    3.4%
 Biotechnology.......................    4,363,869    1.2%
 Chemicals...........................    2,098,937    0.6%
 Communications Equipment............   10,238,144    2.8%  $ 1,424,625   2.2%
 Computer Equipment & Services.......   32,498,879    9.0%    5,893,856   9.2%
 Consumer Finance....................    2,794,500    0.8%
 Electrical Equipment................    3,315,420    0.9%    4,120,022   6.4%
 Electronics.........................    9,640,325    2.7%    5,484,337   8.6%
 Entertainment & Leisure.............    1,526,400    0.4%
 Financial Services..................   17,815,778    4.9%    1,638,800   2.6%
 Food & Beverages....................    8,158,869    2.3%    2,301,338   3.6%
 Healthcare Services.................   21,916,651    6.1%    9,840,086  15.4%
 Household Products..................    2,517,450    0.7%
 Insurance...........................   13,259,742    3.7%      317,625   0.5%
 Investment Bank/Broker Firm.........                         5,055,082   7.9%
 Leisure.............................                           798,975   1.2%
 Manufacturing.......................                           766,325   1.2%
 Oil & Gas Exploration...............   10,575,187    2.9%    1,461,425   2.3%
 Personal Care.......................    2,062,737    0.6%
 Power Producers.....................                         2,315,175   3.6%
 Retail..............................   18,618,029    5.2%    6,505,114  10.2%
 Retail Services.....................   10,969,256    3.0%
 Services............................                         9,762,500  15.2%
 Telecommunications Equipment &
  Services...........................    5,669,104    1.6%
 Telephone...........................                         1,733,875   2.7%
 Utilities-Telephone.................    3,637,207    1.0%
                                      ------------          -----------
 Total Common Stock..................  196,754,408   54.6%   59,419,160  92.8%
                                      ------------          -----------
Corporate Obligations................   91,549,234   25.4%
U.S. Government Agencies and
 Instrumentalities...................   38,327,835   10.6%
Municipal Obligations................   33,472,947    9.3%
U.S. Treasury Notes..................    6,294,857    1.8%
Short Term Investments-Repurchase
 Agreements..........................                         4,600,000   7.2%
                                      ------------          -----------
TOTAL INVESTMENTS....................  366,399,281  101.7%   64,019,160 100.0%
 Other Assets Less Liabilities.......   (6,064,210)  (1.7%)       7,817   0.0%
                                      ------------          -----------
NET ASSETS........................... $360,335,071  100.0%  $64,026,977 100.0%
                                      ============          ===========

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

6.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 2000--(Concluded)

The value of the investments of the Funds, portfolios are determined using the following valuation techniques:

Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued. Lacking any sales, securities are valued at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which values such securities at last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or in the case of Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors of its delegates. If no closing price is available, then such securities are valued, first, by using the mean between last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, or, third, by using the last available price).

Domestic securities traded on over-the-counter markets are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which would value such security, first, at the last sale price and, second, at the bid price or the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios that value such securities first, at last sale price and, second at last bid price). All non-U.S. securities traded on over-the-counter securities markets are valued at the last sale quote if market quotations are available, or the last closing bid price if there is no active trading in a particular security for a given day (except the Neuberger Berman Partners Mid Cap Value Portfolio which is valued at the mean between closing bid and asked prices). Where market quotations are not readily available for such non-domestic, over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors or its delegates believe accurately reflects fair value. Portfolio securities that are traded both on over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market. For debt securities, this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations.

Forward foreign exchange contracts are valued based on the closing prices of the forward currency contract rates in London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same method as securities having a maturity of more than sixty days.

Options on securities, indices, or futures contracts are valued at the last sales price available as of the close of business on the day of valuation. If no sales have occurred, options are valued at the mean between bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to market daily. The value of futures contracts will be the sum of the margin deposits plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated. For this purpose, value is the value established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Money Market Fund investments are valued utilizing the amortized cost method of valuation.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements
                    as of December 31, 2000 and 1999 and for
         Each of the Three Years in the Period Ended December 31, 2000
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Shareholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 9, 2001

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 and 1999
                             (Dollars in millions)

                                                                2000     1999
                                                              -------- --------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value.........  $112,445 $ 96,981
 Equity securities, at fair value...........................     2,193    2,006
 Mortgage loans on real estate..............................    21,951   19,739
 Real estate and real estate joint ventures.................     5,504    5,649
 Policy loans...............................................     8,158    5,598
 Other limited partnership interests........................     1,652    1,331
 Short-term investments.....................................       930    3,055
 Other invested assets......................................     2,898    1,501
                                                              -------- --------
 Total investments..........................................   155,731  135,860
Cash and cash equivalents...................................     3,419    2,789
Accrued investment income...................................     2,040    1,725
Premiums and other receivables..............................     8,732    6,681
Deferred policy acquisition costs...........................    10,497    9,070
Deferred income taxes.......................................       --       603
Other assets................................................     3,823    3,563
Separate account assets.....................................    70,250   64,941
                                                              -------- --------
 Total assets...............................................  $254,492 $225,232
                                                              ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Future policy benefits......................................  $ 81,966 $ 73,582
Policyholder account balances...............................    54,309   45,901
Other policyholder funds....................................     5,583    4,498
Policyholder dividends payable..............................     1,082      974
Policyholder dividend obligation............................       385      --
Short-term debt.............................................     1,094    4,208
Long-term debt..............................................     3,443    2,514
Current income taxes payable................................       127      548
Deferred income taxes payable...............................       742      --
Payables under securities loaned transactions...............    12,301    6,461
Other liabilities...........................................     7,076    7,915
Separate account liabilities................................    70,250   64,941
                                                              -------- --------
 Total liabilities..........................................   238,358  211,542
                                                              -------- --------
Commitments and contingencies (Note 10)
Company-obligated mandatorily redeemable securities of
 subsidiary trust...........................................       118      --
                                                              -------- --------
Stockholder's Equity:
Common stock, par value $0.01 per share; 1,000,000,000
 shares authorized; 494,466,664 shares issued and
 outstanding................................................         5      --
Additional paid-in capital..................................    14,549      --
Retained earnings...........................................       407   14,100
Accumulated other comprehensive income (loss)...............     1,055     (410)
                                                              -------- --------
 Total stockholder's equity.................................    16,016   13,690
                                                              -------- --------
 Total liabilities and stockholder's equity.................  $254,492 $225,232
                                                              ======== ========


          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                       2000     1999     1998
                                                      -------  -------  -------
REVENUES
Premiums............................................  $16,263  $12,088  $11,503
Universal life and investment-type product policy
 fees...............................................    1,820    1,433    1,360
Net investment income...............................   11,773    9,816   10,228
Other revenues......................................    2,462    2,154    1,994
Net investment (losses) gains (net of amounts
 allocable to other accounts of $(54), $(67) and
 $608, respectively)................................     (418)     (70)   2,021
                                                      -------  -------  -------
 Total revenues.....................................   31,900   25,421   27,106
                                                      -------  -------  -------
EXPENSES
Policyholder benefits and claims (excludes amounts
 directly related to net investment gains (losses)
 of $41, $(21) and $368, respectively)..............   16,935   13,100   12,638
Interest credited to policyholder account balances..    2,935    2,441    2,711
Policyholder dividends..............................    1,913    1,690    1,651
Payments to former Canadian policyholders...........      327      --       --
Demutualization costs...............................      230      260        6
Other expenses (excludes amounts directly related to
 net investment (losses) gains of $(95), $(46) and
 $240, respectively)................................    8,134    6,755    8,019
                                                      -------  -------  -------
 Total expenses.....................................   30,474   24,246   25,025
                                                      -------  -------  -------
Income before provision for income taxes............    1,426    1,175    2,081
Provision for income taxes..........................      477      558      738
                                                      -------  -------  -------
Net income..........................................  $   949  $   617  $ 1,343
                                                      =======  =======  =======
Net income after April 7, 2000 (date of
 demutualization) (Note 1)..........................  $ 1,169
                                                      =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                                Accumulated Other
                                                           Comprehensive Income (Loss)
                                                      -------------------------------------
                                                                       Foreign    Minimum
                                 Additional           Net Unrealized  Currency    Pension
                          Common  Paid-in   Retained    Investment   Translation Liability
                          Stock   Capital   Earnings  Gains (Losses) Adjustment  Adjustment  Total
                          ------ ---------- --------  -------------- ----------- ---------- -------
Balance at January 1,
 1998...................  $ --    $   --    $12,140       $1,898        $ (31)     $ --     $14,007
Comprehensive income:
 Net income.............                      1,343                                           1,343
 Other comprehensive
  loss:
 Unrealized investment
  losses, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                    (358)                              (358)
 Foreign currency
  translation
  adjustments...........                                                 (113)                 (113)
 Minimum pension
  liability adjustment..                                                             (12)       (12)
                                                                                            -------
 Other comprehensive
  loss..................                                                                       (483)
                                                                                            -------
 Comprehensive income...                                                                        860
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 1998...................    --        --     13,483        1,540         (144)       (12)    14,867
Comprehensive loss:
 Net income.............                        617                                             617
 Other comprehensive
  loss:
 Unrealized investment
  losses, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                  (1,837)                            (1,837)
 Foreign currency
  translation
  adjustments...........                                                   50                    50
 Minimum pension
  liability adjustment..                                                              (7)        (7)
                                                                                            -------
 Other comprehensive
  loss..................                                                                     (1,794)
                                                                                            -------
 Comprehensive loss.....                                                                     (1,177)
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 1999...................    --        --     14,100         (297)         (94)       (19)    13,690
Policy credits and cash
 payments to eligible
 policyholders..........                     (2,958)                                         (2,958)
Common stock issued in
 demutualization........      5    10,917   (10,922)                                            --
Capital contribution
 from Parent............            3,632                                                     3,632
Dividends on common
 stock..................                       (762)                                           (762)
Comprehensive income:
 Net loss before date of
  demutualization.......                       (220)                                           (220)
 Net income after date
  of demutualization....                      1,169                                           1,169
 Other comprehensive
  income:
 Unrealized investment
  gains, net of related
  offsets,
  reclassification
  adjustments and income
  taxes.................                                   1,480                              1,480
 Foreign currency
  translation
  adjustments...........                                                   (6)                   (6)
 Minimum pension
  liability adjustment..                                                              (9)        (9)
                                                                                            -------
 Other comprehensive
  income................                                                                      1,465
                                                                                            -------
 Comprehensive income...                                                                      2,414
                          -----   -------   -------       ------        -----      -----    -------
Balance at December 31,
 2000...................  $   5   $14,549   $   407       $1,183        $(100)     $ (28)   $16,016
                          =====   =======   =======       ======        =====      =====    =======



          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                    2000      1999      1998
                                                  --------  --------  --------
Cash flows from operating activities
Net Income....................................... $    949  $    617  $  1,343
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses.........      498       173        56
  Gains (losses) from sales of investments and
   businesses, net...............................      471       137    (2,629)
  Change in undistributed income of real estate
   joint ventures and other limited partnership
   interests.....................................     (200)     (322)      (91)
  Interest credited to other policyholder account
   balances......................................    2,935     2,441     2,711
  Universal life and investment-type product
   policy fees...................................   (1,820)   (1,433)   (1,360)
  Change in accrued investment income............     (171)      269      (181)
  Change in premiums and other receivables.......     (931)     (619)   (2,681)
  Change in deferred policy acquisition costs,
   net...........................................     (880)     (389)     (188)
  Change in insurance-related liabilities........    3,144     2,243     1,481
  Change in income taxes payable.................      246        22       251
  Change in other liabilities....................   (2,180)      857     2,390
  Other, net.....................................     (764)     (131)     (260)
                                                  --------  --------  --------
Net cash provided by operating activities........    1,297     3,865       842
                                                  --------  --------  --------
Cash flows from investing activities
 Sales, maturities and repayments of:
  Fixed maturities...............................   57,295    73,120    57,857
  Equity securities..............................      899       760     3,085
  Mortgage loans on real estate..................    2,163     1,992     2,296
  Real estate and real estate joint ventures.....      655     1,062     1,122
  Other limited partnership interests............      422       469       146
 Purchases of:
  Fixed maturities...............................  (63,991)  (72,253)  (67,543)
  Equity securities..............................     (863)     (410)     (854)
  Mortgage loans on real estate..................   (2,836)   (4,395)   (2,610)
  Real estate and real estate joint ventures.....     (407)     (341)     (423)
  Other limited partnership interests............     (660)     (465)     (723)
 Net change in short-term investments............    2,382    (1,577)     (761)
 Net change in policy loans......................     (315)        2       133
 Purchase of businesses, net of cash received....     (416)   (2,972)      --
 Proceeds from sales of businesses...............      877       --      7,372
 Net change in payable under securities loaned
  transactions...................................    5,840     2,692     3,769
 Other, net......................................     (623)      (73)     (183)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities...................................... $    422  $ (2,389) $  2,683
                                                  --------  --------  --------

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 and 1998
                             (Dollars in millions)

                                                   2000      1999      1998
                                                 --------  --------  --------
Cash flows from financing activities
 Policyholder account balances:
  Deposits...................................... $ 28,834  $ 18,428  $ 19,361
  Withdrawals...................................  (28,235)  (20,650)  (21,706)
 Net change in short-term debt..................   (3,114)      623    (1,002)
 Long-term debt issued..........................    1,230        44       693
 Long-term debt repaid..........................     (124)     (433)     (481)
 Capital contribution from Parent...............    3,632       --        --
 Cash payments to eligible policyholders........   (2,550)      --        --
 Dividends on common stock......................     (762)      --        --
                                                 --------  --------  --------
Net cash used in financing activities...........   (1,089)   (1,988)   (3,135)
                                                 --------  --------  --------
Change in cash and cash equivalents.............      630      (512)      390
Cash and cash equivalents, beginning of year....    2,789     3,301     2,911
                                                 --------  --------  --------
Cash and cash equivalents, end of year.......... $  3,419  $  2,789  $  3,301
                                                 ========  ========  ========
Supplemental disclosures of cash flow
 information:
Cash paid during the year for:
 Interest....................................... $    440  $    388  $    367
                                                 ========  ========  ========
 Income taxes................................... $    222  $    587  $    579
                                                 ========  ========  ========
Non-cash transactions during the year:
 Policy credits to eligible policyholders....... $    408  $    --   $    --
                                                 ========  ========  ========
 Business acquisitions--assets.................. $ 22,936  $  4,832  $    --
                                                 ========  ========  ========
 Business acquisitions--liabilities............. $ 22,437  $  1,860  $    --
                                                 ========  ========  ========
 Business dispositions--assets.................. $  1,879  $    --   $ 10,663
                                                 ========  ========  ========
 Business dispositions--liabilities............. $  1,686  $    --   $  3,691
                                                 ========  ========  ========
 Real estate acquired in satisfaction of debt... $     22  $     37  $     69
                                                 ========  ========  ========


          See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.Summary Of Significant Accounting Policies

 Business

  Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance, reinsurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements in conformity GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  The accompanying consolidated financial statements include the accounts of Metropolitan Life and subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. Intercompany accounts and transactions have been eliminated.

  The Company uses the equity method to account for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

  Minority interest related to consolidated entities included in other liabilities was $479 million and $245 million at December 31, 2000 and 1999, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 Demutualization

  On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company"), a Delaware corporation. The conversion was pursuant to an order by the New York Superintendent of Insurance ("Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

  On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Earnings After Date of Demutualization

  Net income after the date of demutualization is based on the results of operations after March 31, 2000, adjusted for the payments to the former Canadian policyholders and costs of demutualization recorded in April 2000 which are applicable to the period prior to April 7, 2000.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate. However, interest ceases to be accrued for loans on which interest is more than 60 days past due.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to reduce the risk associated with changing market values or variable cash flows related to the Company's financial assets and liabilities. This objective is achieved through one of two principal risk management strategies: hedging the changes in fair value of financial assets, liabilities or firm commitments or hedging the variable cash flows of assets, liabilities or forecasted transactions. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has policies regarding the financial stability and credit standing of its major counterparties.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Company uses derivative instruments to hedge designated risks. The hedge is expected to be highly effective in offsetting the designated risk at the inception of the contract. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. During any period the derivative instruments are outside their threshold for hedge effectiveness, or if the relationship no longer qualifies as a hedge, all changes in the derivative's value are marked to market through net investment gains and losses.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the security to be purchased. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the contracted value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment gains (losses).

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expenses. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded in net investment gains and losses.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income (loss), similar to the accounting for the underlying equity securities.

  Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are amortized over the life of the applicable derivative instrument. Any gains or losses relating to these derivative instruments are deferred and are recognized as a component of net investment income over the original term of the derivative instrument.

 Cash and Cash Equivalents

  The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 10 to 40 years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $1,304 million and $1,224 million at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $120 million, $109 million and $116 million for the years ended December 31, 2000, 1999 and 1998, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs related to internally replaced contracts are expensed at date of replacement.

  Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

  Value of business acquired, included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  Information regarding deferred policy acquisition costs is as follows:

                                                        Years ended December
                                                                 31,
                                                        -----------------------
                                                         2000     1999    1998
                                                        -------  ------  ------
                                                        (Dollars in millions)
   Balance at January 1................................ $ 9,070  $7,028  $6,948
   Capitalization of policy acquisition costs..........   1,805   1,160   1,025
   Value of business acquired..........................   1,681     156      32
                                                        -------  ------  ------
       Total...........................................  12,556   8,344   8,005
                                                        -------  ------  ------
   Amortization allocated to:
     Net investment (losses) gains.....................     (95)    (46)    240
     Unrealized investment gains (losses)..............     596  (1,628)   (216)
     Other expenses....................................   1,472     930     641
                                                        -------  ------  ------
       Total amortization..............................   1,973    (744)    665
                                                        -------  ------  ------
   Dispositions and other..............................     (86)    (18)   (312)
                                                        -------  ------  ------
   Balance at December 31.............................. $10,497  $9,070  $7,028
                                                        =======  ======  ======

  On September 28, 1999, Metropolitan Life's board of directors adopted a plan of reorganization. Consequently, in the fourth quarter of 1999, Metropolitan Life was able to commit to state insurance regulatory authorities that it would establish investment sub-segments to further align investments with the traditional individual life business of the Individual Business segment. As a result, future dividends for the traditional individual life business will be determined based on the results of such investment sub-segments. Additionally, estimated future gross margins used to determine amortization of deferred policy acquisition costs and the amount of unrealized investment gains and losses relating to these products are based on investments in such sub-segments. Using the investments in the sub-segments to determine estimated gross margins and unrealized investment gains and losses increased 1999 amortization of deferred policy acquisition costs by $56 million, net of income taxes of $32 million, and decreased other comprehensive loss in 1999 by $123 million, net of income taxes of $70 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Amortization of deferred policy acquisition costs is allocated to (1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Goodwill

  The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

                                                     Years ended December 31
                                                     --------------------------
                                                       2000     1999     1998
                                                     --------  -------  -------
                                                      (Dollars in millions)
Net Balance at January 1............................ $    611  $   404  $   359
Acquisitions........................................      279      237       67
Amortization........................................      (62)     (30)     (22)
Dispositions........................................     (125)     --       --
                                                     --------  -------  -------
Net Balance at December 31.......................... $    703  $   611  $   404
                                                     ========  =======  =======

                                                             December 31
                                                        -----------------------
                                                           2000        1999
                                                        ----------  -----------
                                                        (Dollars in millions)
Accumulated Amortization............................... $       74  $       118
                                                        ==========  ===========

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 11%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 12%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 11%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 11%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Policyholder Dividends

  Policyholder dividends are approved annually by the boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

 Participating Business

  Participating business represented approximately 22% and 19% of the Company's life insurance in-force, and 81% and 83% of the number of life insurance policies in-force, at December 31, 2000 and 1999, respectively. Participating policies represented approximately 47% and 50%, 50% and 54%, and 45% and 47% of gross and net life insurance premiums for the years ended December 31, 2000, 1999 and 1998, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

 Income Taxes

  Metropolitan Life and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life is not subject to the equity tax after the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

  The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income (loss). Gains and losses from foreign currency transactions are reported in earnings.

 Application of Accounting Pronouncements


  Effective December 31, 2000, the Company early adopted Statement of Position ("SOP") 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts ("SOP 00-3"). SOP 00-3 provides guidance on accounting by insurance enterprises for demutualizations and the formation of mutual insurance holding companies, including the emergence of earnings from and the financial statement presentation of the closed block formed as a part of a demutualization. Adoption of SOP 00-3 did not have a material effect on the Company's consolidated results of operations other than the reclassification of demutualization costs as operating expenses rather than as an extraordinary item.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing nor underwriting risk and 4) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective January 1, 1999, the Company adopted SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of the provisions of SOP 98-1 had the effect of increasing other assets by $82 million at December 31, 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment of FASB Statement No. 133 ("SFAS 138"). In June 1999, the FASB also issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133 ("SFAS 137"). SFAS 137 deferred the provisions of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") until January 1, 2001. SFAS 133 and SFAS 138 require, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 and SFAS 138, as of January 1, 2001, are required to be reported in income. The Company estimates that the cumulative effect of the adoption SFAS 133 and SFAS 138 will result in a $32 million, net of income taxes of $19 million, increase in other comprehensive income and an insignificant impact on net income.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.Investments

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                    Gross Unrealized
                                                    -----------------
                                           Cost or
                                          Amortized                   Estimated
                                            Cost      Gain     Loss   Fair Value
                                          --------- -------- -------- ----------
                                                  (Dollars in millions)
   Fixed Maturities:
    Bonds:
    U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies..........  $  8,443  $  1,188 $     16  $  9,615
    States and political subdivisions...     1,563        79        3     1,639
    Foreign governments.................     5,153       341      153     5,341
    Corporate...........................    48,401     1,176    1,466    48,111
    Mortgage and asset-backed
     securities.........................    32,996       697      165    33,528
    Other...............................    13,872       384      366    13,890
                                          --------  -------- --------  --------
     Total bonds........................   110,428     3,865    2,169   112,124
    Redeemable preferred stocks.........       321       --       --        321
                                          --------  -------- --------  --------
     Total fixed maturities.............  $110,749  $  3,865 $  2,169  $112,445
                                          ========  ======== ========  ========
   Equity Securities:
    Common stocks.......................  $    872  $    785 $     55  $  1,602
    Nonredeemable preferred stocks......       577        19        5       591
                                          --------  -------- --------  --------
     Total equity securities............  $  1,449  $    804 $     60  $  2,193
                                          ========  ======== ========  ========

  Fixed maturities and equity securities at December 31, 1999 were as follows:
                                                    Gross Unrealized
                                                    -----------------
                                           Cost or
                                          Amortized                   Estimated
                                            Cost      Gain     Loss   Fair Value
                                          --------- -------- -------- ----------
                                                  (Dollars in millions)
   Fixed Maturities:
    Bonds:
    U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies..........  $  5,990  $    456 $    147  $  6,299
    States and political subdivisions...     1,583         4       45     1,542
    Foreign governments.................     4,090       210       94     4,206
    Corporate...........................    47,505       585    1,913    46,177
    Mortgage and asset-backed
     securities.........................    27,396       112      847    26,661
    Other...............................    12,235       313      462    12,086
                                          --------  -------- --------  --------
     Total bonds........................    98,799     1,680    3,508    96,971
    Redeemable preferred stocks.........        10       --       --         10
                                          --------  -------- --------  --------
     Total fixed maturities.............  $ 98,809  $  1,680 $  3,508  $ 96,981
                                          ========  ======== ========  ========
   Equity Securities:
    Common stocks.......................  $    980  $    921 $     35  $  1,866
    Nonredeemable preferred stocks......       151       --        11       140
                                          --------  -------- --------  --------
     Total equity securities............  $  1,131  $    921 $     46  $  2,006
                                          ========  ======== ========  ========

  The Company held foreign currency derivatives with notional amounts of $3,885 million and $4,002 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2000 and 1999, respectively.

  At December 31, 2000, fixed maturities at estimated fair values held by the Company that were below investment grade or not rated by an independent rating agency totaled $9,864 million. At December 31, 2000, non-income producing fixed maturities were insignificant.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The cost or amortized cost and estimated fair value of bonds at December 31, 2000, by contractual maturity date, are shown below:

                                                             Cost or
                                                            Amortized Estimated
                                                              Cost    Fair Value
                                                            --------- ----------
                                                                (Dollars in
                                                                 millions)
   Due in one year or less................................. $  3,465   $  3,460
   Due after one year through five years...................   21,041     21,275
   Due after five years through ten years..................   23,831     23,904
   Due after ten years.....................................   29,095     29,957
                                                            --------   --------
     Total.................................................   77,432     78,596
   Mortgage and asset-backed securities....................   32,996     33,528
                                                            --------   --------
     Total bonds........................................... $110,428   $112,124
                                                            ========   ========

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of securities classified as available-for-sale were as follows:

                                                         Years ended December
                                                                  31,
                                                        -----------------------
                                                         2000    1999    1998
                                                        ------- ------- -------
                                                         (Dollars in millions)
   Proceeds............................................ $46,205 $59,852 $46,913
   Gross investment gains.............................. $   599 $   605 $ 2,053
   Gross investment losses............................. $ 1,520 $   911 $   486

  Gross investment losses above exclude writedowns recorded during 2000 and 1999 for permanently impaired available-for-sale securities of $324 million and $133 million, respectively.

  Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $11,746 million and $6,458 million and estimated fair value of $12,289 million and $6,391 million were on loan under the program at December 31, 2000 and 1999, respectively. The Company was liable for cash collateral under its control of $12,301 million and $6,461 million at December 31, 2000 and 1999, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

 Assets on Deposit and Held in Trust

  The Company had investment assets on deposit with regulatory agencies with a fair market value of $597 million and $476 million at December 31, 2000 and 1999, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,234 million at December 31, 2000.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Mortgage Loans on Real Estate

  Mortgage loans on real estate were categorized as follows:

                                                           December 31
                                                 -------------------------------
                                                      2000            1999
                                                 --------------- ---------------
                                                 Amount  Percent Amount  Percent
                                                 ------- ------- ------- -------
                                                      (Dollars in millions)
   Commercial mortgage loans.................... $16,944    77%  $14,931    75%
   Agricultural mortgage loans..................   4,980    22     4,816    24
   Residential mortgage loans...................     110     1        82     1
                                                 -------   ---   -------   ---
     Total......................................  22,034   100%   19,829   100%
                                                           ===             ===
   Less: Valuation allowances...................      83              90
                                                 -------         -------
     Mortgage loans............................. $21,951         $19,739
                                                 =======         =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2000, approximately 16%, 7% and 6% of the properties were located in California, New York and Georgia, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $540 million and $547 million at December 31, 2000 and 1999, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                                    Years ended December 31,
                                                    ---------------------------
                                                     2000      1999      1998
                                                    -------- --------  --------
                                                      (Dollars in millions)
   Balance at January 1............................ $    90  $    173  $    289
   Additions.......................................      38        40        40
   Deductions for writedowns and dispositions......     (74)     (123)     (130)
   Acquisitions (dispositions) of affiliates.......      29       --        (26)
                                                    -------  --------  --------
   Balance at December 31.......................... $    83  $     90  $    173
                                                    =======  ========  ========

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                                               December 31,
                                                           ---------------------
                                                              2000       1999
                                                           ---------- ----------
                                                           (Dollars in millions)
   Impaired mortgage loans with valuation allowances...... $      592 $      540
   Impaired mortgage loans without valuation allowances...        330        437
                                                           ---------- ----------
     Total................................................        922        977
   Less: Valuation allowances.............................         77         83
                                                           ---------- ----------
     Impaired mortgage loans.............................. $      845 $      894
                                                           ========== ==========

  The average investment in impaired mortgage loans on real estate was $912 million, $1,134 million and $1,282 million for the years ended December 31, 2000, 1999 and 1998, respectively. Interest income on impaired mortgage loans was $76 million, $101 million and $109 million for the years ended December 31, 2000, 1999 and 1998, respectively.

  The investment in restructured mortgage loans on real estate was $784 million and $980 million at December 31, 2000 and 1999, respectively. Interest income of $62 million, $80 million and $74 million was recognized on restructured loans for the years ended December 31, 2000, 1999 and 1998, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $74 million, $92 million and $87 million for the years ended December 31, 2000, 1999 and 1998, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $40 million and $44 million at December 31, 2000 and 1999, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                           December 31,
                                                       ----------------------
                                                          2000        1999
                                                       ----------  ----------
                                                       (Dollars in millions)
   Real estate and real estate joint ventures held-
    for-investment.................................... $    5,495  $    5,440
   Impairments........................................       (272)       (289)
                                                       ----------  ----------
     Total............................................      5,223       5,151
                                                       ----------  ----------
   Real estate and real estate joint ventures held-
    for-sale..........................................        417         719
   Impairments........................................        (97)       (187)
   Valuation allowance................................        (39)        (34)
                                                       ----------  ----------
     Total............................................        281         498
                                                       ----------  ----------
       Real estate and real estate joint ventures..... $    5,504  $    5,649
                                                       ==========  ==========

  Accumulated depreciation on real estate was $2,337 million and $2,235 million at December 31, 2000 and 1999, respectively. Related depreciation expense was $224 million, $247 million and $282 million for the years ended December 31, 2000, 1999 and 1998, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                   -----------------------------
                                                        2000           1999
                                                   -------------- --------------
                                                   Amount Percent Amount Percent
                                                   ------ ------- ------ -------
                                                       (Dollars in millions)
   Office......................................... $3,635    66%  $3,846    68%
   Retail.........................................    586    10      587    10
   Apartments.....................................    558    10      474     8
   Land...........................................    202     4      258     5
   Agriculture....................................     84     2       96     2
   Other..........................................    439     8      388     7
                                                   ------   ---   ------   ---
     Total........................................ $5,504   100%  $5,649   100%
                                                   ======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 2000, approximately 26%, 25% and 10% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                                Years ended
                                                                December 31,
                                                               ----------------
                                                               2000  1999  1998
                                                               ----  ----  ----
                                                                (Dollars in
                                                                 millions)
   Balance at January 1....................................... $ 34  $ 33  $110
   Additions charged (credited) to operations.................   17    36    (5)
   Deductions for writedowns and dispositions.................  (12)  (35)  (72)
                                                               ----  ----  ----
   Balance at December 31..................................... $ 39  $ 34  $ 33
                                                               ====  ====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Investment income related to impaired real estate and real estate joint ventures held-for-investment was $45 million, $61 million and $105 million for the years ended December 31, 2000, 1999 and 1998, respectively. Investment income related to impaired real estate and real estate joint ventures held-for-sale was $18 million, $14 million and $3 million for the years ended December 31, 2000, 1999 and 1998, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $15 million and $22 million at December 31, 2000 and 1999, respectively.

  The Company owned real estate acquired in satisfaction of debt of $66 million and $47 million at December 31, 2000 and 1999, respectively.

 Leveraged Leases

  Leveraged leases, included in other invested assets, consisted of the following:

                                                             December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                                                         (Dollars in millions)
   Investment........................................... $    1,002  $    1,016
   Estimated residual values............................        546         559
                                                         ----------  ----------
     Total..............................................      1,548       1,575
   Unearned income......................................       (384)       (417)
                                                         ----------  ----------
     Leveraged leases................................... $    1,164  $    1,158
                                                         ==========  ==========

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property.

 Net Investment Income

  The components of net investment income were as follows:

                                                          Years ended December
                                                                   31,
                                                         -----------------------
                                                          2000    1999    1998
                                                         ------- ------- -------
                                                          (Dollars in millions)
   Fixed maturities..................................... $ 8,529 $ 7,171 $ 6,990
   Equity securities....................................      41      40      78
   Mortgage loans on real estate........................   1,693   1,484   1,580
   Real estate and real estate joint ventures...........   1,407   1,426   1,529
   Policy loans.........................................     515     340     387
   Other limited partnership interests..................     142     199     196
   Cash, cash equivalents and short-term investments....     271     173     187
   Other................................................     192      91     406
                                                         ------- ------- -------
     Total..............................................  12,790  10,924  11,353
   Less: Investment expenses............................   1,017   1,108   1,125
                                                         ------- ------- -------
     Net investment income.............................. $11,773 $ 9,816 $10,228
                                                         ======= ======= =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

 Net Investment Gains (Losses)

  Net investment gains (losses), including changes in valuation allowances, were as follows:

                                                         Years ended December
                                                                 31,
                                                         ----------------------
                                                          2000    1999    1998
                                                         -------  -----  ------
                                                             (Dollars in
                                                              millions)
   Fixed maturities..................................... $(1,437) $(538) $  573
   Equity securities....................................     192     99     994
   Mortgage loans on real estate........................     (18)    28      23
   Real estate and real estate joint ventures...........     101    265     424
   Other limited partnership interests..................      (7)    33      13
   Sales of businesses..................................     632    --      531
   Other................................................      65    (24)     71
                                                         -------  -----  ------
     Total..............................................    (472)  (137)  2,629
   Amounts allocable to:
     Future policy benefit loss recognition.............     --     --     (272)
     Deferred policy acquisition costs..................      95     46    (240)
     Participating contracts............................    (126)    21     (96)
     Policyholder dividend obligation...................      85    --      --
                                                         -------  -----  ------
       Net investment (losses) gains.................... $  (418) $ (70) $2,021
                                                         =======  =====  ======

  Investment gains and losses have been reduced by (1) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, (2) deferred policy acquisition cost amortization to the extent that such amortization results from investment gains and losses, (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts, and (4) adjustments to the policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

 Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                        Years ended December
                                                                 31,
                                                       -------------------------
                                                        2000     1999     1998
                                                       -------  -------  -------
                                                        (Dollars in millions)
   Fixed maturities................................... $ 1,696  $(1,828) $ 4,809
   Equity securities..................................     744      875      832
   Other invested assets..............................      70      165      154
                                                       -------  -------  -------
     Total............................................   2,510     (788)   5,795
                                                       -------  -------  -------
   Amounts allocable to:
     Future policy benefit loss recognition...........    (284)    (249)  (2,248)
     Deferred policy acquisition costs................     101      697     (931)
     Participating contracts..........................    (133)    (118)    (212)
     Policyholder dividend obligation.................    (385)     --       --
   Deferred income taxes..............................    (626)     161     (864)
                                                       -------  -------  -------
     Total............................................  (1,327)     491   (4,255)
                                                       -------  -------  -------
       Net unrealized investment gains (losses)....... $ 1,183  $  (297) $ 1,540
                                                       =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The changes in net unrealized investment gains (losses) were as follows:

                                                        Years ended December
                                                                 31,
                                                        -----------------------
                                                         2000    1999     1998
                                                        ------  -------  ------
                                                        (Dollars in millions)
   Balance at January 1...............................  $ (297) $ 1,540  $1,898
   Unrealized investment gains (losses) during the
    year..............................................   3,298   (6,583)   (870)
   Unrealized investment gains (losses) relating to:
     Future policy benefit loss recognition...........     (35)   1,999     (59)
     Deferred policy acquisition costs................    (596)   1,628     216
     Participating contracts..........................     (15)      94     100
     Policyholder dividend obligation.................    (385)     --      --
   Deferred income taxes..............................    (787)   1,025     255
                                                        ------  -------  ------
   Balance at December 31.............................  $1,183  $  (297) $1,540
                                                        ======  =======  ======
   Net change in unrealized investment gains (losses).  $1,480  $(1,837) $ (358)
                                                        ======  =======  ======

3. Derivative Instruments

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2000 and 1999:

                                          2000                                 1999
                          ------------------------------------ ------------------------------------
                                              Current Market                       Current Market
                                              or Fair Value                        or Fair Value
                          Carrying Notional ------------------ Carrying Notional ------------------
                           Value    Amount  Assets Liabilities  Value    Amount  Assets Liabilities
                          -------- -------- ------ ----------- -------- -------- ------ -----------
                                                    (Dollars in millions)
Financial futures.......    $23    $   254   $ 23     $--        $ 27   $ 3,140   $37      $ 10
Interest rate swaps.....     41      1,549     49        1        (32)    1,316    11        40
Floors..................    --         325      3      --         --        --    --        --
Caps....................    --       9,950    --       --           1    12,376     3       --
Foreign currency swaps..     (1)     1,469    267       85        --      4,002    26       103
Exchange traded options.      1         10    --         1        --        --    --        --
                            ---    -------   ----     ----       ----   -------   ---      ----
 Total contractual
  commitments...........    $64    $13,557   $342     $ 87       $ (4)  $20,834   $77      $153
                            ===    =======   ====     ====       ====   =======   ===      ====

  The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2000 and 1999:

                             December 31, 1999           Terminations/ December 31, 2000
                              Notional Amount  Additions  Maturities    Notional Amount
                             ----------------- --------- ------------- -----------------
                                                (Dollars in millions)
   BY DERIVATIVE TYPE
   Financial futures.......       $ 3,140       $14,255     $17,141         $   254
   Financial forwards......           --             12          12             --
   Interest rate swaps.....         1,316         1,605       1,372           1,549
   Floors..................           --            325         --              325
   Caps....................        12,376         1,000       3,426           9,950
   Foreign currency swaps..         4,002           687       3,220           1,469
   Exchange traded options.           --             41          31              10
                                  -------       -------     -------         -------
     Total contractual com-
      mitments.............       $20,834       $17,925     $25,202         $13,557
                                  =======       =======     =======         =======
   BY STRATEGY
   Liability hedging.......       $12,571       $ 2,876     $ 3,830         $11,617
   Invested asset hedging..         4,215           781       3,310           1,686
   Portfolio hedging.......         2,021        14,255      16,022             254
   Anticipated transaction
    hedging................         2,027            13       2,040             --
                                  -------       -------     -------         -------
     Total contractual com-
      mitments.............       $20,834       $17,925     $25,202         $13,557
                                  =======       =======     =======         =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2000:

                                                    Remaining Life
                             -------------------------------------------------------------
                             One Year   After One Year   After Five Years
                             or Less  Through Five Years Through Ten Years After Ten Years  Total
                             -------- ------------------ ----------------- --------------- -------
                                                     (Dollars in millions)
   Financial futures.......   $  254        $  --             $  --             $--        $   254
   Interest rate swaps.....      243           714               268             324         1,549
   Floors..................      --            --                325             --            325
   Caps....................    5,210         4,740               --              --          9,950
   Foreign currency swaps..       91           508               685             185         1,469
   Exchange traded options.       10           --                --              --             10
                              ------        ------            ------            ----       -------
    Total contractual
     commitments...........   $5,808        $5,962            $1,278            $509       $13,557
                              ======        ======            ======            ====       =======

4.Fair Value Information

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                    Notional Carrying Estimated
                                                     Amount   Value   Fair Value
   December 31, 2000                                -------- -------- ----------
                                                       (Dollars in millions)
   Assets:
     Fixed maturities.............................           $112,445  $112,445
     Equity securities............................              2,193     2,193
     Mortgage loans on real estate................             21,951    22,847
     Policy loans.................................              8,158     8,914
     Short-term investments.......................                930       930
     Cash and cash equivalents....................              3,419     3,419
     Mortgage loan commitments....................    $534        --         17
   Liabilities:
     Policyholder account balances................             43,196    42,958
     Short-term debt..............................              1,094     1,094
     Long-term debt...............................              3,443     3,343
     Payable under securities loaned transactions.             12,301    12,301
   Other:
     Company-obligated mandatorily redeemable
      securities of subsidiary trust..............                118       118

                                                    Notional Carrying Estimated
                                                     Amount   Value   Fair Value
   December 31, 1999                                -------- -------- ----------
                                                       (Dollars in millions)
   Assets:
     Fixed maturities.............................           $ 96,981  $ 96,981
     Equity securities............................              2,006     2,006
     Mortgage loans on real estate................             19,739    19,452
     Policy loans.................................              5,598     5,618
     Short-term investments.......................              3,055     3,055
     Cash and cash equivalents....................              2,789     2,789
     Mortgage loan commitments....................    $465        --         (7)
   Liabilities:
     Policyholder account balances................             37,170    36,893
     Short-term debt..............................              4,208     4,208
     Long-term debt...............................              2,514     2,466
     Payable under securities loaned transactions.              6,461     6,461

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. Treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trust

  The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trust are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

5.Employee Benefit Plans

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of Metropolitan Life and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       December 31,
                                                ------------------------------
                                                   Pension          Other
                                                  Benefits        Benefits
                                                --------------  --------------
                                                 2000    1999    2000    1999
                                                ------  ------  ------  ------
                                                   (Dollars in millions)
Change in projected benefit obligation:
  Projected benefit obligation at beginning of
   year........................................ $3,737  $3,920  $1,483  $1,708
    Service cost...............................     98     100      29      28
    Interest cost..............................    291     271     113     107
    Acquisitions...............................    107     --       37     --
    Actuarial losses (gains)...................    176    (260)     59    (281)
    Curtailments and terminations..............     (3)    (22)      2      10
    Change in benefits.........................     (2)    --      (86)    --
    Benefits paid..............................   (259)   (272)    (95)    (89)
                                                ------  ------  ------  ------
Projected benefit obligation at end of year....  4,145   3,737   1,542   1,483
                                                ------  ------  ------  ------
Change in plan assets:
  Contract value of plan assets at beginning of
   year........................................  4,726   4,403   1,199   1,123
    Actual return on plan assets...............     54     575     179     141
    Acquisitions...............................     79     --      --      --
    Employer contribution......................     19      20       3      24
    Benefits paid..............................   (259)   (272)    (63)    (89)
                                                ------  ------  ------  ------
Contract value of plan assets at end of year...  4,619   4,726   1,318   1,199
                                                ------  ------  ------  ------
Over (under) funded............................    474     989    (224)   (284)
Unrecognized net asset at transition...........    (31)    (66)    --      --
Unrecognized net actuarial losses (gains)......      2    (564)   (478)   (487)
Unrecognized prior service cost................    109     127     (89)     (2)
                                                ------  ------  ------  ------
Prepaid (accrued) benefit cost................. $  554  $  486  $ (791) $ (773)
                                                ------  ------  ------  ------
Qualified plan prepaid pension cost............ $  775  $  632
Non-qualified plan accrued pension cost........   (263)   (182)
Unamortized prior service cost.................     14      17
Accumulated other comprehensive income.........     28      19
                                                ------  ------
Prepaid benefit cost........................... $  554  $  486
                                                ======  ======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                               Non-Qualified
                             Qualified Plan        Plan             Total
                             ----------------  --------------  ----------------
                              2000     1999     2000    1999    2000     1999
                             -------  -------  ------  ------  -------  -------
                                         (Dollars in millions)
Aggregate projected benefit
 obligation................  $(3,775) $(3,482) $ (370) $ (255) $(4,145) $(3,737)
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,619    4,726     --      --     4,619    4,726
                             -------  -------  ------  ------  -------  -------
Over (under) funded........  $   844  $ 1,244  $ (370) $ (255) $   474  $   989
                             =======  =======  ======  ======  =======  =======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                         Pension Benefits     Other Benefits
                                       ---------------------  ---------------
                                         2000        1999      2000    1999
                                       ---------  ----------  ------  -------
Weighted average assumptions at
 December 31:
  Discount rate....................... 6.9%-7.75% 6.25%-7.75% 6%-7.5% 6%-7.75%
  Expected rate of return on plan
   assets.............................      8%-9%    8%-10.5%   6%-9%    6%-9%
  Rate of compensation increase.......      4%-6%   4.5%-8.5%    N/A      N/A

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 2000 and 1999.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                       One Percent One Percent
                                                        Increase    Decrease
                                                       ----------- -----------
                                                        (Dollars in millions)
   Effect on total of service and interest cost
    components........................................    $ 16        $ 13
   Effect of accumulated postretirement benefit
    obligation........................................    $143        $118

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         2000   1999   1998   2000  1999  1998
                                         -----  -----  -----  ----  ----  ----
                                              (Dollars in millions)
   Service cost......................... $  98  $ 100  $  90  $ 29  $ 28  $ 31
   Interest cost........................   291    271    257   113   107   114
   Expected return on plan assets.......  (420)  (363)  (337)  (97)  (89)  (79)
   Amortization of prior actuarial
    gains...............................   (19)    (6)   (11)  (22)  (11)  (13)
   Curtailment (credit) cost............    (3)   (17)   (10)    2    10     4
                                         -----  -----  -----  ----  ----  ----
   Net periodic benefit (credit) cost... $ (53) $ (15) $ (11) $ 25  $ 45  $ 57
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $65 million, $45 million and $43 million for the years ended December 31, 2000, 1999 and 1998, respectively.

6.Closed Block

  On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings. Amounts reported at April 7, 2000 and for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 are not considered material).

  Closed block liabilities and assets designated to the closed block at December 31, 2000 and April 7, 2000 were as follows:

                                                                        April
                                                          December 31,   7,
                                                          ------------ -------
                                                              2000      2000
                                                          ------------ -------
                                                              (Dollars in
                                                               millions)
   Closed Block Liabilities
   Future policy benefits................................   $39,415    $38,661
   Other policyholder funds..............................       278        321
   Policyholder dividends payable........................       740        747
   Policyholder dividend obligation......................       385        --
   Payable under securities loaned transactions..........     3,268      1,856
   Other.................................................        37        330
                                                            -------    -------
       Total closed block liabilities....................    44,123     41,915
                                                            -------    -------
   Assets Designated To The Closed Block
   Investments:
     Fixed maturities available-for-sale, at fair value
      (amortized cost: $25,660 and $24,725)..............    25,634     23,940
     Equity securities, at fair value (cost: $51)........        54        --
     Mortgage loans on real estate.......................     5,801      4,744
     Policy loans........................................     3,826      3,762
     Short-term investments..............................       223        168
     Other invested assets...............................       248        325
                                                            -------    -------
       Total investments.................................    35,786     32,939
   Cash and cash equivalents.............................       661        655
   Accrued investment income.............................       557        538
   Deferred income taxes.................................     1,234      1,390
   Premiums and other receivables........................       117        267
                                                            -------    -------
       Total assets designated to the closed block.......    38,355     35,789
                                                            -------    -------
   Excess of closed block liabilities over assets
    designated to the closed block.......................     5,768      6,126
                                                            -------    -------
   Amounts included in other comprehensive loss:
     Net unrealized investment loss, net of deferred
      income tax
      of $9 and $287.....................................       (14)      (498)
     Allocated to policyholder dividend obligation, net
      of
      deferred income tax of $143........................      (242)       --
                                                            -------    -------
                                                               (256)      (498)
                                                            -------    -------
   Maximum future earnings to be recognized from closed
    block assets and liabilities.........................   $ 5,512    $ 5,628
                                                            =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Information regarding the policyholder dividend obligation is as follows:

                            (Dollars in millions)
                            ---------------------
   Balance at April 7,
    2000...................         $--
   Change in policyholder
    dividend obligation....           85
   Net investment losses...          (85)
   Net unrealized
    investment gains at
    December 31, 2000......          385
                                    ----
   Balance at December 31,
    2000...................         $385
                                    ====

  Closed block revenues and expenses were as follows:

                                                           April 7, 2000 through
                                                             December 31, 2000
                                                           ---------------------
                                                           (Dollars in millions)
   REVENUES
   Premiums..............................................         $2,900
   Net investment income.................................          1,949
   Net investment losses (net of amounts allocable to the
    policyholder dividend obligation of $(85))...........           (150)
                                                                  ------
     Total revenues......................................          4,699
                                                                  ------
   EXPENSES
   Policyholder benefits and claims......................          2,874
   Policyholder dividends................................          1,132
   Change in policyholder dividend obligation (includes
    amounts directly related to net investment losses of
    $(85))...............................................             85
   Other expenses........................................            425
                                                                  ------
     Total expenses......................................          4,516
                                                                  ------
   Revenues net of expenses before income taxes..........            183
   Income taxes..........................................             67
                                                                  ------
   Revenues net of expenses and income taxes.............         $  116
                                                                  ======

  The change in maximum future earnings of the closed block was as follows:

                                                           (Dollars in millions)
   April 7, 2000..........................................        $5,628
   December 31, 2000......................................         5,512
                                                                  ------
   Change during the period...............................        $ (116)
                                                                  ======

  The Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of reorganization. The Company also charges the closed block for expenses of maintaining the policies included in the closed block.

7.Separate Accounts

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $53,656 million and $47,618 million at December 31, 2000 and 1999, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $16,594 million and $17,323 million at December 31, 2000 and 1999, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $667 million, $485 million and $413 million for the years ended December 31, 2000, 1999 and 1998, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 6.9% and 6.5% at December 31, 2000 and 1999, respectively. The assets that support these liabilities were comprised of $15,708 million and $16,874 million in fixed maturities at December 31, 2000 and 1999, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

8.Debt

  Debt consisted of the following:

                                                             December 31,
                                                         ---------------------
                                                            2000       1999
                                                         ---------- ----------
                                                         (Dollars in millions)
   Surplus notes, interest rates ranging from 6.30% to
    7.80%, maturity dates ranging from 2003 to 2025....  $    1,650 $    1,546
   Capital note, interest at 8.00%, due 2005...........       1,006        --
   Investment related exchangeable debt, interest rates
    ranging from 4.90% to 5.40%, due 2001 and 2002.....         271        369
   Fixed rate notes, interest rates ranging from 5.29%
    to 10.50%, maturity dates ranging from 2001 to
    2009...............................................         316        187
   Senior notes, interest rates ranging from 7.06% to
    7.25%, maturity dates ranging from 2003 to 2007....          98        270
   Capital lease obligations...........................          42         44
   Other notes with varying interest rates.............          60         98
                                                         ---------- ----------
   Total long-term debt................................       3,443      2,514
   Total short-term debt...............................       1,094      4,208
                                                         ---------- ----------
     Total.............................................  $    4,537 $    6,722
                                                         ========== ==========

  Metropolitan Life and certain of its subsidiaries maintain committed and unsecured credit facilities aggregating $2,000 million (five-year facility of $1,000 million expiring in April 2003 and a 364-day facility of $1,000 million expiring in April of 2001). Both facilities bear interest at LIBOR plus 20 basis points. The facilities can be used for general corporate purposes and also provide backup for the Company's commercial paper program. At December 31, 2000, there were no outstanding borrowings under either of the facilities.

  Reinsurance Group of America, Incorporated ("RGA"), a subsidiary of the Company, maintains committed and unsecured credit facilities aggregating $178 million (two three-year facilities of $140 million and $22 million expiring May 2003 and a three month $16 million revolving line of credit). The interest on borrowing is based on the terms of each specific borrowing. At December 31, 2000, there was $98 million outstanding under these facilities. Subsequent to December 31, 2000, RGA amended its revolving line of credit agreement into a $20 million facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003.

  Each issue of investment related debt is payable in cash or by delivery of an underlying security owned by the Company. The amount payable at maturity of the debt is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2000, the underlying securities pledged as collateral has a market value of $295 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  In connection with the demutualization, Metropolitan Life issued to the Holding Company a mandatorily convertible note bearing interest at an annual rate of 8.00% of the principal amount of $1,006 million, payable quarterly in arrears commencing August 15, 2000 and maturing on May 15, 2005. The principal amount of the capital note is mandatorily convertible into common stock of Metropolitan Life upon maturity or acceleration of the capital note and without any further action by the Holding Company or Metropolitan Life. In addition, the capital note provides that Metropolitan Life may not make any payment of principal or interest on the capital note so long as specified payment restrictions exist and have not been waived by the Superintendent. Payment restrictions would exist if Metropolitan Life fails to exceed certain thresholds relative to the level of its statutory risk-based capital or the amount of its outstanding capital notes, surplus notes or similar obligations. At December 31, 2000, Metropolitan Life's statutory total adjusted capital exceeded these limitations.

  The aggregate maturities of long-term debt for the Company are $172 million in 2001, $210 million in 2002, $500 million in 2003, $14 million in 2004,
$1,398 million in 2005 and $1,149 million thereafter.

  Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 6.60% and 6.05% and a weighted average maturity of 44 and 74 days at December 31, 2000 and 1999, respectively.

  Interest expense related to the Company's indebtedness was $417 million, $384 million and $333 million for the years ended December 31, 2000, 1999 and 1998, respectively.

9.Company-obligated Mandatorily Redeemable Securities Of Subsidiary Trust

  In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding at December 31, 2000 were $118 million, net of unamortized discount of $7 million.

10.Commitments And Contingencies

 Litigation

  Metropolitan Life is currently a defendant in approximately 500 lawsuits raising allegations of improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

  On December 28, 1999, after a fairness hearing, the United States District Court for the Western District of Pennsylvania approved a class action settlement resolving a multidistrict litigation proceeding involving alleged sales practices claims. No appeal was taken, and the settlement is final. The settlement class includes most of the owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

  In addition to dismissing the consolidated class actions, the District Court's order also bars sales practices claims by class members with respect to policies or annuities issued by the defendant insurers during the class period, effectively resolving all pending sales practices class actions against these insurers in the United States.

  Under the terms of the order, only those class members who excluded themselves from the settlement may continue an existing, or start a new, sales practices lawsuit against Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company for policies or annuities issued during the class period. Approximately 20,000 class members elected to exclude themselves from the settlement. At December 31, 2000, approximately 300 of these "opt-outs" have filed new individual lawsuits.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The settlement provides three forms of relief. General relief, in the form of free death benefits, is provided automatically to class members who did not exclude themselves from the settlement or who did not elect the claim evaluation procedures set forth in the settlement. The claim evaluation procedures permit a class member to have a claim evaluated by a third party under procedures set forth in the settlement. Claim awards made under the claim evaluation procedures will be in the form of policy adjustments, free death benefits or, in some instances, cash payments. In addition, class members who have or had an ownership interest in specified policies will also automatically receive deferred acquisition cost tax relief in the form of free death benefits. The settlement fixes the aggregate amounts that are available under each form of relief. Implementation of the class action settlement is proceeding.

  Metropolitan Life expects that the total cost of the settlement will be approximately $957 million. This amount is equal to the amount of the increase in liabilities for the death benefits and policy adjustments and the present value of expected cash payments to be provided to included class members, as well as attorneys' fees and expenses and estimated other administrative costs, but does not include the cost of litigation with policyholders who are excluded from the settlement. The Company believes that the cost of the settlement will be substantially covered by available reinsurance and the provisions made in the consolidated financial statements, and thus will not have a material adverse effect on its business, results of operations or financial position. Metropolitan Life made some recoveries in 2000 under those reinsurance agreements and, although there is no assurance that other reinsurance claim submissions will be paid, Metropolitan Life believes payment is likely to occur. The Company believes it has made adequate provision in the consolidated financial statements for all probable losses for sales practices claims, including litigation costs involving policyholders who are excluded from the settlement as well as for the two class action settlements described in the two paragraphs immediately following the next paragraph.

  The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada. A certified class action with conditionally certified subclasses is pending in the United States District Court for the Southern District of New York against Metropolitan Life, Metropolitan Insurance and Annuity Company, Metropolitan Tower Life Insurance Company and various individual defendants alleging improper sales abroad; settlement discussions are continuing.

  Separate from the Metropolitan Life class action settlement, similar sales practices class action litigation against New England Mutual Life Insurance Company ("New England Mutual"), with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, has been settled. The New England Mutual case, a consolidated multidistrict litigation in the United States District Court for the District of Massachusetts, involves approximately 600,000 life insurance policies sold during the period January 1, 1983 through August 31, 1996. The settlement of this case was approved by the District Court in October 2000 and is not being appealed. Implementation of the class action settlement is proceeding. The Company expects that the total cost of this settlement will be approximately $150 million. Approximately 2,400 class members opted-out of the settlement. As of December 31, 2000, New England Mutual was a defendant in approximately 30 opt-out lawsuits involving sales practices claims.

  The settlement of the consolidated multidistrict sales practices class action case against General American was approved by the United States District Court for the Eastern District of Missouri. The General American case involves approximately 250,000 life insurance policies sold during the period January 1, 1982 through December 31, 1996. One appeal has been filed. The Company expects that the approximate cost of the settlement will be $55 million, not including legal fees and costs for plaintiffs' counsel. The District Court has scheduled a hearing in March 2001 with respect to plaintiffs' class counsels' request for such fees and costs. Approximately 700 class members have elected to exclude themselves from the General American settlement. As of December 31, 2000, General American was a defendant in approximately ten opt-out lawsuits involving sales practices claims.

  In the past, some individual sales practices claims have been resolved through settlement, have been won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Metropolitan Life is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect of these claims, most of the cases have been resolved by settlements. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate. The number of such cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

  Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously-resolved dispute with Metropolitan Life's primary, umbrella and first level excess liability insurance carriers. Metropolitan Life was involved in litigation with several of its excess liability insurers regarding amounts payable under its policies with respect to coverage for these claims. The trial court granted summary judgment to these insurers and Metropolitan Life appealed. The Connecticut Supreme Court in 2001 affirmed the decision of the trial court. The Company believes that Metropolitan Life's asbestos-related litigation with these insurers should have no effect on its recoveries under excess insurance policies that were obtained in 1998 for asbestos-related claims.

  The Company has recorded, in other expenses, charges of $15 million ($10 million after-tax), $499 million ($317 million after-tax), and $1,895 million ($1,203 million after-tax) for the years ended December 31, 2000, 1999, and 1998, respectively, for sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. The 2000 charge was principally related to sales practices claims. The 1999 charge was principally related to the settlement of the multidistrict litigation proceeding involving alleged improper sales practices, accruals for sales practices claims not covered by the settlement and other legal costs. The 1998 charge was comprised of $925 million and $970 million for sales practices claims and asbestos-related claims, respectively. The Company recorded the charges for sales practices claims in 1998 based on preliminary settlement discussions and the settlement history of other insurers.

  Prior to the fourth quarter of 1998, Metropolitan Life established a liability for asbestos-related claims based on settlement costs for claims that Metropolitan Life had settled, estimates of settlement costs for claims pending against Metropolitan Life and an estimate of settlement costs for unasserted claims. The amount for unasserted claims was based on management's estimate of unasserted claims that would be probable of assertion. A liability is not established for claims which management believes are only reasonably possible of assertion. Based on this process, the accrual for asbestos-related claims at December 31, 1997 was $386 million. Potential liabilities for asbestos-related claims are not easily quantified, due to the nature of the allegations against Metropolitan Life, which are not related to the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products, adding to the uncertainty as to the number of claims that may be brought against Metropolitan Life.

  During 1998, Metropolitan Life decided to pursue the purchase of excess insurance to limit its exposure to asbestos-related claims. In connection with the negotiations with the casualty insurers to obtain this insurance, Metropolitan Life obtained information that caused management to reassess the accruals for asbestos-related claims. This information included:

  . Information from the insurers regarding the asbestos-related claims experience of other insureds, which indicated that the number of claims that were probable of assertion against Metropolitan Life in the future

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES was significantly greater than it had assumed in its accruals. The number of claims brought against Metropolitan Life is generally a reflection of the number of asbestos-related claims brought against asbestos defendants generally and the percentage of those claims in which Metropolitan Life is included as a defendant. The information provided to Metropolitan Life relating to other insureds indicated that Metropolitan Life had been included as a defendant for a significant percentage of total asbestos-related claims and that it may be included in a larger percentage of claims in the future, because of greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers and because of the bankruptcy and reorganization or the exhaustion of insurance coverage of other asbestos defendants; and that, although volatile, there was an upward trend in the number of total claims brought against asbestos defendants.

  . Information derived from actuarial calculations Metropolitan Life made in the fourth quarter of 1998 in connection with these negotiations, which helped to frame, define and quantify this liability. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience (which reflected Metropolitan Life's decision to resolve an increased number of these claims by settlement), recent and historic claims and settlement experience of selected other companies and information obtained from the insurers.

  Based on this information, Metropolitan Life concluded that certain claims that previously were considered as only reasonably possible of assertion were probable of assertion, increasing the number of assumed claims to approximately three times the number assumed in prior periods. As a result of this reassessment, Metropolitan Life increased its liability for asbestos-related claims to $1,278 million at December 31, 1998.

  During 1998, Metropolitan Life paid $1,407 million of premiums for excess of loss reinsurance agreements and excess insurance policies, consisting of $529 million for the excess of loss reinsurance agreements for sales practices claims and excess mortality losses and $878 million for the excess insurance policies for asbestos-related claims.

  Metropolitan Life obtained the excess of loss reinsurance agreements to provide reinsurance with respect to sales practices claims made on or prior to December 31, 1999 and for certain mortality losses in 1999. These reinsurance agreements have a maximum aggregate limit of $650 million, with a maximum sublimit of $550 million for losses for sales practices claims. This coverage is in excess of an aggregate self-insured retention of $385 million with respect to sales practices claims and $506 million, plus Metropolitan Life's statutory policy reserves released upon the death of insureds, with respect to life mortality losses. At December 31, 1999, the subject losses under the reinsurance agreements due to sales practices claims and related counsel fees from the time Metropolitan Life entered into the reinsurance agreements did not exceed that self-insured retention. No recoveries were made with respect to the coverage for excess mortality losses for 1999. As noted above, recoveries have been made in 2000 under the reinsurance agreements for the sales practices claims. The maximum sublimit of $550 million for sales practices claims was within a range of losses that management believed were reasonably possible at December 31, 1998. Each excess of loss reinsurance agreement for sales practices claims and mortality losses contains an experience fund, which provides for payments to Metropolitan Life at the commutation date if experience is favorable at such date. The Company accounts for the aggregate excess of loss reinsurance agreements as reinsurance; however, if deposit accounting were applied, the effect on the Company's consolidated financial statements in 2000, 1999 and 1998 would not be significant.

  Under reinsurance accounting, the excess of the liability recorded for sales practices losses recoverable under the agreements of $550 million over the premium paid of $529 million resulted in a deferred gain of $21 million which was amortized into income over the settlement period from January 1999 through April 2000. Under deposit accounting, the premium would be recorded as an other asset rather than as an expense, and the reinsurance loss recoverable and the deferred gain would not have been recorded. Because the agreements also contain an experience fund which increases with the passage of time, the increase in the experience fund in 1999 and 2000 under deposit accounting would be recognized as interest income in an amount approximately equal to the deferred gain that was amortized into income under reinsurance accounting.

  The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention ($878 million of which was recorded as a recoverable at

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2000, 1999 and 1998). The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid in any given year that are recoverable under the policies will be reflected as a reduction in the Company's operating cash flows for that year, management believes that the payments will not have a material adverse effect on the Company's liquidity. Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if experience under the policy to such date has been favorable, or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund.

  The Company believes adequate provision has been made in its consolidated financial statements for all reasonably probable and estimable losses for sales practices and asbestos-related claims.

  With respect to Metropolitan Life's asbestos litigation, estimates can be uncertain due to the limitations of available data and the difficulty of predicting with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to settle claims and the impact of any possible future adverse verdicts and their amounts. Recent bankruptcies of other companies involved in asbestos litigation may result in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of recent bankruptcy filings by certain other defendants. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements. Metropolitan Life will continue to study the variables in light of additional information, including legislative and judicial developments, gained over time in order to identify trends that may become evident and to assess their impact on the previously established liability; future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

  A purported class action suit involving policyholders in four states has been filed in a Rhode Island state court against a Metropolitan Life subsidiary, Metropolitan Property and Casualty Insurance Company, with respect to claims by policyholders for the alleged diminished value of automobiles after accident-related repairs. The trial court recently denied a motion by Metropolitan Property and Casualty Insurance Company for summary judgment, and discovery has commenced. A class certification motion has been denied. Similar "diminished value" purported class action suits have been filed in Texas and Tennessee against Metropolitan Property and Casualty Insurance Company. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida by a policyholder alleging breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. A motion for class certification is pending. In addition, a plaintiff in Louisiana state court recently amended an individual lawsuit to state a putative class action on behalf of Louisiana insureds challenging the method that Metropolitan Property and Casualty Insurance Company uses to determine the value of a motor vehicle that has sustained a total loss. A class certification motion is pending. These suits are in the early stages of litigation and Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company intend to defend themselves vigorously against these suits. Similar suits have been filed against many other personal lines property and casualty insurers.

  The United States, the Commonwealth of Puerto Rico and various hotels and individuals have sued MetLife Capital Corporation, a former subsidiary of the Company, seeking damages for clean up costs, natural resource damages, personal injuries and lost profits and taxes based upon, among other things, a release of oil from a barge which was being towed by the M/V Emily S. In connection with the sale of MetLife Capital, the Company acquired MetLife Capital's potential liability with respect to the M/V Emily S. lawsuits. MetLife Capital had entered into a sale and leaseback financing arrangement with respect to the M/V Emily S. The plaintiffs have taken the position that MetLife Capital, as the owner of record of the M/V Emily S., is responsible for all damages caused by the barge, including the oil spill. The claims of the governments of the United States and Puerto Rico were settled in 2000 within amounts previously accrued by the Company.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Metropolitan Life has completed a tender offer to purchase the shares of Conning Corporation that it had not already owned. After Metropolitan Life had announced its intention to make a tender offer, three putative class actions were filed by Conning shareholders alleging that the prospective offer was inadequate and constituted a breach of fiduciary duty. The parties to the litigation have reached an agreement providing for a settlement of the actions; a motion seeking court approval for the settlement will be filed with the New York State Supreme Court in New York County after a final agreement is signed.

  Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the Supreme Court of the State of New York for New York County have been consolidated within the commercial part. In addition, there remains a separate purported class action in New York state court in New York County and another in Kings County. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting. Some of the plaintiffs in the above described actions have also brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the New York Superintendent of Insurance that approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. Another purported class action is pending in the Supreme Court of the State of New York for New York County and has been brought on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. A purported class action was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions. The defendants have moved to dismiss most of these actions; the Kings County action and the Article 78 proceeding are being voluntarily held in abeyance.

  Three lawsuits were also filed against Metropolitan Life in 2000 in the United States District Courts for the Southern District of New York, for the Eastern District of Louisiana, and for the District of Kansas, alleging racial discrimination in the marketing, sale, and administration of life insurance policies, including "industrial" life insurance policies, sold by Metropolitan Life decades ago. The plaintiffs in these three purported class actions seek unspecified compensatory damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life believes it has meritorious defenses to the plaintiffs' claims and is contesting vigorously plaintiffs' claims in these actions. Metropolitan Life has successfully transferred the Louisiana action to the United States District Court for the Southern District of New York and has also filed a motion to transfer the Kansas action to the same court. Metropolitan Life has moved for summary judgment in the two actions pending in New York, citing the applicable statute of limitations. The New York cases are scheduled for trial in November 2001.

  Insurance departments in a number of states have initiated inquiries in 2000 about possible race-based underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in the respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has commenced examinations of certain domestic life insurance companies, including Metropolitan Life and certain of its subsidiaries, concerning possible past race-based underwriting practices.

  Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular quarterly or annual periods.

 Leases

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                         Gross
                                                        Rental Sublease  Rental
                                                        Income  Income  Payments
                                                        ------ -------- --------
                                                         (Dollars in millions)
   2001................................................ $  881   $17      $145
   2002................................................    679    15       114
   2003................................................    631    12        93
   2004................................................    574    11        76
   2005................................................    538    11        61
   Thereafter..........................................  2,322    21       264

 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,311 million and $1,131 million at December 31, 2000 and 1999, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

11.Acquisitions and Dispositions

 Acquisitions

  On January 6, 2000, Metropolitan Life completed its acquisition of GenAmerica for $1.2 billion. As part of the GenAmerica acquisition, General American Life Insurance Company paid Metropolitan Life a fee of $120 million in connection with the assumption of certain funding agreements. The fee has been considered as part of the purchase price of GenAmerica. GenAmerica is a holding company which includes General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, a provider of reinsurance, and 61% of the outstanding shares of Conning Corporation ("Conning") common stock, an asset manager. Metropolitan Life owned 10% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. At December 31, 2000 Metropolitan Life's ownership percentage of the outstanding shares of RGA common stock was approximately 59%.

  In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Company's total revenues and net income for the year ended December 31, 1999 on both a historical and pro forma basis as if the acquisition of GenAmerica had occurred on January 1, 1999 were as follows:

                                                       Total Revenues Net Income
                                                       -------------- ----------
                                                         (Dollars in millions)
   Historical.........................................    $25,421        $617
   Pro forma (unaudited)..............................    $29,278        $403

  The pro forma results include adjustments to give effect to the amortization of discounts on fixed maturities, goodwill and value of business acquired, adjustments to liabilities for future policy benefits, and certain other adjustments, together with related income tax effects. The pro forma information is not necessarily indicative of the results that would have occurred had the purchase been made on January 1, 1999 or the future results of the combined operations.

 Dispositions

  During 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Effective October 31, 2000, the Company sold Exeter Reassurance Company, Ltd. ("Exeter") to the Holding Company and recorded an investment loss of $27 million.

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and a substantial portion of its Canadian and Mexican insurance operations, which resulted in an investment gain of $531 million.

12. Income Taxes

  The provision for income taxes was as follows:

                                                    Years ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
                                                     (Dollars in millions)
   Current:
     Federal...................................... $   (131) $    608  $    666
     State and local..............................       34        24        60
     Foreign......................................        5         4        99
                                                   --------  --------  --------
                                                        (92)      636       825
                                                   --------  --------  --------
   Deferred:
     Federal......................................      555       (78)      (25)
     State and local..............................        8         2        (8)
     Foreign......................................        6        (2)      (54)
                                                   --------  --------  --------
                                                        569       (78)      (87)
                                                   --------  --------  --------
   Provision for income taxes..................... $    477  $    558  $    738
                                                   ========  ========  ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                     Years ended December 31,
                                                     ---------------------------
                                                       2000     1999     1998
                                                     --------  -------- --------
                                                      (Dollars in millions)
   Tax provision at U.S. statutory rate............. $    499  $   411  $   728
   Tax effect of:
     Tax exempt investment income...................      (52)     (39)     (40)
     Surplus tax....................................     (145)     125       18
     State and local income taxes...................       30       18       31
     Prior year taxes...............................      (37)     (31)       4
     Demutualization costs..........................       21       56      --
     Payment to former Canadian policyholders.......      114      --       --
     Sales of businesses............................       31      --       (19)
     Other, net.....................................       16       18       16
                                                     --------  -------  -------
   Provision for income taxes....................... $    477  $   558  $   738
                                                     ========  =======  =======

  Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                 December 31,
                                                                 --------------
                                                                  2000    1999
                                                                 ------  ------
                                                                  (Dollars in
                                                                   millions)
   Deferred income tax assets:
     Policyholder liabilities and receivables................... $3,034  $3,042
     Net operating losses.......................................    258      72
     Net unrealized investment losses...........................    --      161
     Employee benefits..........................................    167     192
     Litigation related.........................................    232     468
     Other......................................................    350     242
                                                                 ------  ------
                                                                  4,041   4,177
     Less: Valuation allowance..................................     78      72
                                                                 ------  ------
                                                                  3,963   4,105
                                                                 ------  ------
   Deferred income tax liabilities:
     Investments................................................  1,329   1,472
     Deferred policy acquisition costs..........................  2,713   1,967
     Net unrealized investment gains............................    626     --
     Other......................................................     37      63
                                                                 ------  ------
                                                                  4,705   3,502
                                                                 ------  ------
   Net deferred income tax (liability) asset.................... $ (742) $  603
                                                                 ======  ======

  Domestic net operating loss carryforwards amount to $393 million at December 31, 2000 and expire in 2020. Foreign net operating loss carryforwards amount to $354 million at December 31, 2000 and were generated in various foreign countries with expiration periods of five years to infinity.

  The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998 and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

13. Reinsurance

  The Company's life insurance operations participate in reinsurance in order to limit losses, minimize exposure to large risks and to provide additional capacity for future growth. Risks in excess of $25 million on single survivorship policies and $35 million on joint survivorship policies are 100 percent coinsured. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. In addition, the Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

  The Company is engaged in life reinsurance whereby it indemnifies another insurance company for all or a portion of the insurance risk underwritten by the ceding company.

  See Note 10 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

  The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
                                                      (Dollars in millions)
   Direct premiums.................................. $15,661  $13,249  $12,763
   Reinsurance assumed..............................   2,858      484      409
   Reinsurance ceded................................  (2,256)  (1,645)  (1,669)
                                                     -------  -------  -------
   Net premiums..................................... $16,263  $12,088  $11,503
                                                     =======  =======  =======
   Reinsurance recoveries netted against
    policyholder benefits........................... $ 1,934  $ 1,626  $ 1,744
                                                     =======  =======  =======

  Reinsurance recoverables, included in premiums and other receivables, were $3,304 million and $2,898 million at December 31, 2000 and 1999, respectively, including $1,359 million and $1,372 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $225 million and $148 million at December 31, 2000 and 1999, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       2000     1999     1998
                                                      -------  -------  -------
                                                       (Dollars in millions)
   Balance at January 1.............................. $ 3,789  $ 3,320  $ 3,655
     Reinsurance recoverables........................    (415)    (382)    (378)
                                                      -------  -------  -------
   Net balance at January 1..........................   3,374    2,938    3,277
                                                      -------  -------  -------
   Acquisition of business...........................      35      204      --
                                                      -------  -------  -------
   Incurred related to:
     Current year....................................   3,773    3,129    2,726
     Prior years.....................................    (111)     (16)    (245)
                                                      -------  -------  -------
                                                        3,662    3,113    2,481
                                                      -------  -------  -------
   Paid related to:
     Current year....................................  (2,243)  (2,012)  (1,967)
     Prior years.....................................  (1,023)    (869)    (853)
                                                      -------  -------  -------
                                                       (3,266)  (2,881)  (2,820)
                                                      -------  -------  -------
   Net Balance at December 31........................   3,805    3,374    2,938
     Add: Reinsurance recoverables...................     214      415      382
                                                      -------  -------  -------
   Balance at December 31............................ $ 4,019  $ 3,789  $ 3,320
                                                      =======  =======  =======

14. Other Expenses

  Other expenses were comprised of the following:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       2000     1999     1998
                                                      -------  -------  -------
                                                       (Dollars in millions)
   Compensation.....................................  $ 2,712  $ 2,590  $ 2,478
   Commissions......................................    1,710      937      902
   Interest and debt issue costs....................      365      405      379
   Amortization of policy acquisition costs
    (excludes amortization of $(95), $(46) and $240,
    respectively, related to investment (losses)
    gains)..........................................    1,472      930      641
   Capitalization of policy acquisition costs.......   (1,805)  (1,160)  (1,025)
   Rent, net of sublease income.....................      296      239      155
   Minority interest................................      115       55       67
   Restructuring charge.............................      --       --        81
   Other............................................    3,269    2,759    4,341
                                                      -------  -------  -------
     Total other expenses...........................  $ 8,134  $ 6,755  $ 8,019
                                                      =======  =======  =======

  During 1998, the Company recorded charges of $81 million to restructure headquarters operations and consolidate certain agencies and other operations. These costs were paid during 1999.

15. Stockholder's Equity

 Dividend Restrictions

  Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. At December 31, 2000, Metropolitan Life could pay the Holding Company a stockholder dividend of $721 million without prior approval of the Superintendent.

  During 2000, the Company paid an ordinary dividend of $762 million to its parent, the Holding Company.

 Statutory Equity and Income

  The reconciliations of insurance subsidiaries' statutory capital and surplus and net change in statutory capital and surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with stockholder's equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                               December 31,
                                                              ----------------
                                                               2000     1999
                                                              -------  -------
                                                                (Dollars in
                                                                 millions)
   Statutory capital and surplus of insurance subsidiaries... $ 7,213  $ 7,630
   GAAP adjustments for:
     Future policy benefits and policyholder account
      balances...............................................  (3,469)  (4,167)
     Deferred policy acquisition costs.......................   8,740    8,381
     Deferred income taxes...................................     (57)     886
     Valuation of investments................................   1,077   (2,102)
     Statutory asset valuation reserves......................   3,344    3,189
     Statutory interest maintenance reserves.................     547    1,114
     Surplus notes...........................................  (1,650)  (1,546)
     Other, net..............................................     271      305
                                                              -------  -------
   Stockholder's Equity...................................... $16,016  $13,690
                                                              =======  =======

                                                             Years ended
                                                            December 31,
                                                          -------------------
                                                          2000   1999   1998
                                                          -----  ----  ------
                                                             (Dollars in
                                                              millions)
   Net change in statutory capital and surplus of
    insurance subsidiaries............................... $(417) $242  $   10
   GAAP adjustments for:
     Future policy benefits and policyholder account
      balances...........................................   133   556     127
     Deferred policy acquisition costs...................   214   379     224
     Deferred income taxes...............................  (496)  154     234
     Valuation of investments............................ 1,229   473   1,158
     Statutory asset valuation reserves..................    88  (226)   (461)
     Statutory interest maintenance reserves.............  (571) (368)    312
     Dividends on common stock...........................   762   --      --
     Other, net..........................................     7  (593)   (261)
                                                          -----  ----  ------
   Net income............................................ $ 949  $617  $1,343
                                                          =====  ====  ======

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the
"Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES principles will continue to be established by individual state laws and permitted practices. The Department requires adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and the Codification as modified by the Department, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. Other Comprehensive Income (Loss)

  The following table sets forth the reclassification adjustments required for the years ended December 31, 2000, 1999 and 1998 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                        2000    1999     1998
                                                       ------  -------  ------
                                                       (Dollars in millions)
Holding gains (losses) on investments arising during
 the year............................................. $2,807  $(6,314) $1,493
Income tax effect of holding gains or losses..........   (975)   2,262    (617)
Reclassification adjustments:
  Recognized holding losses (gains) included in
   current year income................................    989       38  (2,013)
  Amortization of premium and discount on investments.   (498)    (307)   (350)
  Recognized holding (losses) gains allocated to other
   policyholder amounts...............................    (54)     (67)    608
  Income tax effect...................................   (152)     120     729
Allocation of holding (gains) losses on investments
 relating to other policyholder amounts...............   (977)   3,788    (351)
Income tax effect of allocation of holding gains or
 losses to other policyholder amounts.................    340   (1,357)    143
                                                       ------  -------  ------
Net unrealized investment gains (losses)..............  1,480   (1,837)   (358)
                                                       ------  -------  ------
Foreign currency translation adjustments arising
 during the year......................................     (6)      50    (115)
Reclassification adjustment for sale of investment in
 foreign operation....................................    --       --        2
                                                       ------  -------  ------
Foreign currency translation adjustment...............     (6)      50    (113)
                                                       ------  -------  ------
Minimum pension liability adjustment..................     (9)      (7)    (12)
                                                       ------  -------  ------
Other comprehensive income (loss)..................... $1,465  $(1,794) $ (483)
                                                       ======  =======  ======

17. Business Segment Information

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual Business, Institutional Business, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual Business offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional Business offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Reinsurance provides life reinsurance and international life and disability on a direct and reinsurance basis. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items (primarily consisting of sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) and, prior to its sale in 1998, the results of MetLife Capital Holdings, Inc., to the Corporate segment.

At or for the
year ended
December 31,                                           Auto &    Asset                            Consolidation/
2000              Individual Institutional Reinsurance  Home   Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------  ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
                                                                                         $
Premiums........   $  4,673     $ 6,900      $1,396    $2,636     $--        $  660          --      $    (2)    $ 16,263
Universal life
 and investment-
 type product
 policy fees....      1,221         547         --        --       --            53          --           (1)       1,820
Net investment
 income.........      6,475       3,959         368       194       90          254          678        (245)      11,773
Other revenues..        838         673          29        40      760            9          150         (37)       2,462
Net investment
 gains (losses).        227        (475)         (2)      (20)     --            18         (228)         62         (418)
Policyholder
 benefits and
 claims.........      5,054       8,178       1,045     2,005      --           562           91         --        16,935
Interest
 credited to
 policyholder
 account
 balances.......      1,680       1,090         109       --       --            56          --          --         2,935
Policyholder
 dividends......      1,742         124          15       --       --            32          --          --         1,913
Payments to
 former Canadian
 policyholders..        --          --          --        --       --           327          --          --           327
Demutualization
 costs..........        --          --          --        --       --           --           230         --           230
Other expenses..      3,511       1,753         506       827      784          292          687        (226)       8,134
Income (loss)
 before
 provision for
 income taxes...      1,447         459         116        18       66         (275)        (408)          3        1,426
Net income
 (loss).........        920         307          68        30       34         (285)        (150)         25          949
Total assets....    132,433      90,279       6,503     4,511      418        5,119       18,788      (3,559)     254,492
Deferred policy
 acquisition
 costs..........      8,610         446         910       176      --           354            1         --        10,497
Separate account
 assets.........     34,860      33,918          28       --       --         1,491          --          (47)      70,250
Policyholder
 liabilities....     84,049      50,223       4,984     2,559      --         2,435           64        (989)     143,325
Separate account
 liabilities....     34,860      33,918          28       --       --         1,491          --          (47)      70,250

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the
year ended
December 31,                                           Auto &   Asset                            Consolidation/
1999              Individual Institutional Reinsurance  Home  Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------ ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
Premiums........   $ 4,289      $ 5,525       $--      $1,751   $  --       $  523      $  --       $   --      $ 12,088
Universal life
 and investment-
 type product
 policy fees....       888          502        --         --       --           43         --           --         1,433
Net investment
 income.........     5,346        3,755        --         103       80         206         605         (279)       9,816
Other revenues..       558          629        --          21      803          12          59           72        2,154
Net realized
 investment
 (losses) gains.       (14)         (31)       --           1      --            1         (41)          14          (70)
Policyholder
 benefits and
 claims.........     4,625        6,712        --       1,301      --          458         --             4       13,100
Interest
 credited to
 policyholder
 account
 balances.......     1,359        1,030        --         --       --           52         --           --         2,441
Policyholder
 dividends......     1,509          159        --         --       --           22         --           --         1,690
Demutualization
 costs..........       --           --         --         --       --          --          260          --           260
Other expenses..     2,719        1,589        --         514      795         248       1,031         (141)       6,755
Income (loss)
 before
 provision for
 income taxes...       855          890        --          61       88           5        (668)         (56)       1,175
Net income
 (loss).........       555          567        --          56       51          21        (583)         (50)         617
Total assets....   109,401       88,127        --       4,443    1,036       4,381      20,499       (2,655)     225,232
Deferred policy
 acquisition
 costs..........     8,228          364        --         167      --          311         --           --         9,070
Separate account
 assets.........    28,828       35,236        --         --       --          877         --           --        64,941
Policyholder
 liabilities....    72,956       47,781        --       2,318      --        2,187           6         (293)     124,955
Separate account
 liabilities....    28,828       35,236        --         --       --          877         --           --        64,941

At or for the
year ended
December 31,                                           Auto &   Asset                            Consolidation/
1998              Individual Institutional Reinsurance  Home  Management International Corporate  Elimination    Total
-------------     ---------- ------------- ----------- ------ ---------- ------------- --------- -------------- --------
                                                          (Dollars in millions)
Premiums........   $  4,323     $ 5,159       $--      $1,403   $  --       $  618      $   --      $   --      $ 11,503
Universal life
 and investment-
 type product
 policy fees....        817         475        --         --       --           68          --          --         1,360
Net investment
 income.........      5,480       3,885        --          81       75         343          682        (318)      10,228
Other revenues..        474         575        --          36      817          33          111         (52)       1,994
Net realized
 investment
 gains..........        659         557        --         122      --          117          679        (113)       2,021
Policyholder
 benefits and
 claims.........      4,606       6,416        --       1,029      --          597          (10)        --        12,638
Interest
 credited to
 policyholder
 account
 balances.......      1,423       1,199        --         --       --           89          --          --         2,711
Policyholder
 dividends......      1,445         142        --         --       --           64          --          --         1,651
Demutualization
 costs..........        --          --         --         --       --          --             6         --             6
Other expenses..      2,577       1,613        --         386      799         352        2,601        (309)       8,019
Income (loss)
 before
 provision for
 income taxes...      1,702       1,281        --         227       93          77       (1,125)       (174)       2,081
Net income
 (loss).........      1,069         846        --         161       49          56         (695)       (143)       1,343
Total assets....    103,614      88,741        --       2,763    1,164       3,432       20,852      (5,220)     215,346
Deferred policy
 acquisition
 costs..........      6,386         354        --          57      --          231          --          --         7,028
Separate account
 assets.........     23,013      35,029        --         --       --           26          --          --        58,068
Policyholder
 liabilities....     71,571      49,406        --       1,477      --        2,043            1        (295)     124,203
Separate account
 liabilities....     23,013      35,029        --         --       --           26          --          --        58,068

  The Individual Business segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual Business segment's equity in earnings of Nvest, which is included in net investment income, was $30 million, $48 million and $49 million for the years ended December 31, 2000, 1999 and 1998, respectively. The Individual Business segment includes $538 million (after allocating $118 million to participating

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES contracts) of the gain on the sale of Nvest in 2000. As part of the GenAmerica acquisition, the Company acquired General American Life Insurance Company, the results of which are included primarily in the Individual Business segment.

  The Reinsurance segment includes the life reinsurance business of RGA, acquired in 2000, combined with Exeter, an ancillary life reinsurance business of the Company. Effective October 31, 2000, the Company sold Exeter to its parent, MetLife, Inc. Exeter has been reported as a component of the Individual Business segment rather than as a separate segment for periods prior to January 1, 2000 due to its immateriality.

  The Auto & Home segment includes the standard personal lines property and casualty insurance operations of The St. Paul Companies which were acquired in September, 1999.

  As part of the GenAmerica acquisition, the Company acquired Conning, the results of which are included in the Asset Management segment.

  The International segment includes a $87 million gain resulting from the sale of a substantial portion of the Company's Canadian operations in 1998.

  The Corporate segment includes a $433 million gain resulting from the sale of MetLife Capital Holdings, Inc. in 1998.

  Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (1) a review of the nature of such costs, (2) time studies analyzing the amount of employee compensation costs incurred by each segment and (3) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the Individual Business segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $30,906 million, $24,637 million and $25,643 million for the years ended December 31, 2000, 1999 and 1998, respectively, which represented 97%, 97% and 95%, respectively, of consolidated revenues.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS


     The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:


      Metropolitan Life Separate Account E
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2000 and 1999

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2000, 1999 and 1998

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity

         Notes to Consolidated Financial Statements


  (b) EXHIBITS


     (1)      --   Resolution of the Board of Directors of Metropolitan Life
                   establishing Separate Account E.(1)
     (2)      --   Not applicable.
     (3) (a)  --   Not applicable.
         (b)  --   Form of Selected Broker Agreement.(1)
     (4) (a)  --   Form of Income Annuity Contract.(7)
         (b)  --   Form of Certificate.(7)
         (c)  --   Annuity Income Certificate, Form G.4333(MISP).
     (5)      --   Application Form for the Income Annuity.(8)
     (6)      --   Charter and By-Laws of Metropolitan Life.(1,5)
     (7)      --   Not applicable.
     (8)      --   Not applicable.
     (9)      --   Opinion and consent of counsel as to the legality of the
                   securities being registered.(8)
    (10)      --   Consent of Auditors.(8)
    (11)      --   Not applicable.
    (12)      --   Not applicable.
    (13) (a)  --   Powers of Attorney.(1,2,3,4,6,9)
    (14)      --   Auditor's Consent.


---------------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were filed with Post-Effective Amendment No. 21 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1997. As incorporated herein by reference.

3. Powers of Attorney for Robert H. Benmosche and Stewart G. Nagler filed with Post-Effective Amendment No. 23 to Registration Statement No.
    2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 1998. As incorporated herein by reference.


4. Power of Attorney for Virginia M. Wilson filed with Pre-Effective Amendment No. 2 to Registration Statement 333-80547/811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 1, 1999 as incorporated herein by reference.

5. Filed with Post Effective Amendment No. 29 to Registration Statement No. 333-80547/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 7, 2000, as incorporated herein by reference.

6. Power of Attorney for William C. Steere, Jr. filed with Post-Effective Amendment No. 18 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on April 23, 1999. As incorporated herein by reference.

7. Filed with Registration Statement No. 333-43970/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 17, 2000.


8. Filed with Pre-Effective Amendment No. 1 to Registration Statement 333-43970/811-4001 for Metropolitan Separate Account E on December 11, 2000.



9. Power of Attorney for John C. Danforth filed with Post-Effective Amendment No. 27 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 2001. As incorporated herein by reference.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
Gerald Clark...........................  Vice Chairman of the Board and Chief              Vice Chairman, Chief
                                         Investment Officer,                               Investment Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Joan Ganz Cooney.......................  Chairman, Executive Committee,                    Director
                                         Sesame Workshop,
                                         One Lincoln Plaza,
                                         New York, NY 10023.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nellcor Puritan Bennett,
                                         P.O. Box 208,
                                         Pauma Valley, CA 92061.
James R. Houghton......................  Chairman of the Board Emeritus and Director,      Director
                                         Corning Incorporated,
                                         80 East Market Street,
                                         2nd Floor,
                                         Corning, NY 14830.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP
                                         Four Times Square,
                                         New York, NY 10036.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01740.
Stewart G. Nagler......................  Vice Chairman of the Board and Chief Financial    Vice Chairman, Chief
                                         Officer,                                          Financial Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange,
                                         P.O. Box 524,
                                         Locust Valley, NY 11560.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Hugh B. Price..........................  President and Chief Executive Officer,            Director
                                         National Urban League, Inc.,
                                         120 Wall Street,
                                         7th & 8th Floors,
                                         New York, NY 10005.
Ruth J. Simmons, Ph.D. ................  President,                                        Director
                                         Smith College,
                                         College Hall 20,
                                         Northhampton, MA 01063.
William C. Steere, Jr. ................  Chairman of the Board,                            Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Gerald Clark............................................  Vice Chairman, Chief Investment Officer and Director
Stewart G. Nagler.......................................  Vice Chairman, Chief Financial Officer and Director
Gary A. Beller..........................................  Senior Executive Vice President and General Counsel
James H. Benson.........................................  President, Individual Business; Chairman, Chief Executive
                                                          Officer and President, New England Life Insurance Company
C. Robert Henrikson.....................................  President, Institutional Business
Catherine A. Rein.......................................  Senior Executive Vice President; President and Chief
                                                          Executive Officer of Metropolitan Property and Casualty
                                                          Insurance Company
Stanley J. Talbi........................................  Senior Vice President and Chief Actuary
William J. Toppeta......................................  President, Client Services and Chief Administrative Officer
John H. Tweedie.........................................  Senior Executive Vice President
Daniel J. Cavanaugh.....................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
Kernan F. King..........................................  Executive Vice President
Terence I. Lennon.......................................  Executive Vice President
David A. Levene.........................................  Executive Vice President
Lisa M. Weber...........................................  Executive Vice President
Judy E. Weiss...........................................  Executive Vice President
Leland Launer...........................................  Senior Vice President and Treasurer
Virginia M. Wilson......................................  Senior Vice President and Controller
Gwenn L. Carr...........................................  Vice President and Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

        ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY
                    AND SUBSIDIARIES AS OF DECEMBER 31, 2000

     Metropolitan Life Insurance Company ("Metropolitan") is a wholly-owned subsidiary of Met Life, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31, 2000. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A. Metropolitan Tower Corp. (DE)

     1. Metropolitan Property and Casualty Insurance Company (RI)

        a. Metropolitan Group Property and Casualty Insurance Company (RI)

         i. Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

        b. Metropolitan Casualty Insurance Company (RI)

        c. Metropolitan General Insurance Company (RI)

        d. Metropolitan Direct Property and Casualty Insurance Company (GA)

        e. MetLife Auto & Home Insurance Agency, Inc. (RI)

        f. Metropolitan Lloyds, Inc. (TX)

        g. Met P&C Managing General Agency, Inc. (TX)

        h. Economy Fire & Casualty Company (RI)

            i. Economy Preferred Insurance Company (RI)

           ii. Economy Premier Assurance Company (RI)

        i. American Horizon Holdings Inc. (DE) 29.41% of the shares of American Horizon Holdings Inc. are held by Metropolitan Property and Casualty Insurance Company and 29.41% are held by Conning & Company.

            i. American Horizon Services, Inc. (DE)

           ii. American Horizon Property & Casualty Insurance Company. (IL)

               (1.) Texas American Horizon Insurance Services Agency, Inc. (TX)

          iii. American Horizon Insurance Company (AZ)

               (1.) American Horizon General Agency, Inc. (FL)

           iv. American Insurance Company of New York (NY)

     2. Metropolitan Insurance and Annuity Company (DE)

        a. MetLife Europe I, Inc. (DE)

        b. MetLife Europe II, Inc. (DE)

        c. MetLife Europe III, Inc. (DE)

        d. MetLife Europe IV, Inc. (DE)

        e. MetLife Europe V, Inc. (DE)

     3. MetLife General Insurance Agency, Inc. (DE)

        a. MetLife General Insurance Agency of Alabama, Inc. (AL)

        b. MetLife General Insurance Agency of Kentucky, Inc. (KY)

        c. MetLife General Insurance Agency of Mississippi, Inc. (MS)

        d. MetLife General Insurance Agency of Texas, Inc. (TX)

        e. MetLife General Insurance Agency of North Carolina, Inc. (NC)

        f. MetLife General Insurance Agency of Massachusetts, Inc. (MA)

     4. Metropolitan Asset Management Corporation (DE)

        a. MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

        b. MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are Limited Partnership held by Metropolitan (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

         1. MetLife Capital CFLI Holdings, LLC (DE)

             a. MetLife Capital CFLI Leasing, LLC (DE)

        c. MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Co. Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non voting common stock of MetLife Financial Acceptance Corporation.

        d. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

        e. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

        f. MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

     5. SSRM Holdings, Inc. (DE)

        a. State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

            i. State Street Research Investment Services, Inc. (MA)

        b. SSR Realty Advisors, Inc. (DE)

            i. Metric Management Inc. (DE)

           ii. Metric Property Management, Inc. (DE)

               1. Metric Realty (DE). SSR Realty Advisors, Inc. and Metric
                  Property Management, Inc. each hold 50% of the common stock of Metric Realty.

               2. Metric Colorado, Inc. (CO). Metric Property Management, Inc.
                  holds 80% of the common stock of Metric Colorado, Inc.

          iii. Metric Capital Corporation (CA)

           iv. Metric Assignor, Inc. (CA)

          v. SSR AV, Inc. (DE)

     6. MetLife Holdings, Inc. (DE)

        a. MetLife Funding, Inc. (DE)

        b. MetLife Credit Corp. (DE)

     7. Metropolitan Tower Realty Company, Inc. (DE)

     8. Security First Group, Inc. (DE)

        a. Security First Life Insurance Company (DE)

        b. Security First Insurance Agency, Inc. (MA)

        c. Security First Insurance Agency, Inc. (NV)

        d. Security First Group of Ohio, Inc. (OH)

        e. MetLife Distributors, Inc. (DE)

        f. Met Investment Advisory Corp. (DE)

        g. Security First Financial Agency, Inc. (TX)

     9. MetLife (India) Private Ltd. (India)

    10. Metlife CC Holding Company (DE)

        a. Conning Corporation (MO) 39.6% of the voting shares of Conning Corporation are held by MetLife CC Holding Company and 60.4% are held by Gen Am Holding Company.

         i. Conning, Inc. (DE)

             (1.) Conning & Company (CT)

                (a) Conning Asset Management Company (MO)

    11. VirtualFinances.com, Inc. (DE)

B. Metropolitan Tower Life Insurance Company (DE)

C. MetLife Security Insurance Company of Louisiana (LA)

D. MetLife Texas Holdings, Inc. (DE)

     1. Texas Life Insurance Company (TX)

        a. Texas Life Agency Services, Inc. (TX)

        b. Texas Life Agency Services of Kansas, Inc. (KS)

E. MetLife Securities, Inc. (DE)

F. 23rd Street Investments, Inc. (DE)

     1. Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2. Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

        a. Coating Technologies International, Inc (DE).

G. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1. Seguros Genesis, S.A. (Spain)

     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

H. MetLife Saengmyoung Insurance Company Ltd. (Korea).

I.  Metropolitan Life Seguros de Vida S.A. (Argentina)

J. Metropolitan Life Seguros de Retiro S.A. (Argentina).

K. MetLife Holdings Luxembourg S.A. (Luxembourg)

L. Metropolitan Life Holdings, Netherlands BV (Netherlands)

M. MetLife International Holdings, Inc. (DE)

     1. MetLife Insurance Company of the Philippines, Inc. (Philippines).

     2. Natiloportem Holdings, Inc. (DE)

        a. Servicios Adminstrativos Gen, S.A. de C.V. One share of Servicios Adminstrativos Gen, S.A. de C.V. is held by a nominee of Natiloportem Holdings, Inc.

N. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

O. Metropolitan Marine Way Investments Limited (Canada)

P. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

Q. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20%.

R. Metropolitan Life Seguros de Vida S.A. (Uruguay).

S. Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

T. Hyatt Legal Plans, Inc. (DE)

     1. Hyatt Legal Plans of Florida, Inc. (FL)

U. One Madison Merchandising L.L.C. (CT) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan Life Insurance Company owns 99% and Metropolitan Tower Corp. owns 1%.

V. Metropolitan Realty Management, Inc. (DE)

     1. Edison Supply and Distribution, Inc. (DE)

     2. Cross & Brown Company (NY)

        a. CBNJ, Inc. (NJ)

W. MetPark Funding, Inc. (DE)

X. Transmountain Land & Livestock Company (MT)

Y. MetLife Trust Company, National Association. (United States)

Z. Benefit Services Corporation (GA)

A.A. G.A. Holding Corporation (MA)

A.B. CRH., Co, Inc. (MA)

A.C. 334 Madison Euro Investments, Inc. (DE)

     1. Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited

        a. Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

A.D. L/C Development Corporation (CA)

A.E. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

A.F. New England Portfolio Advisors, Inc. (MA)

A.G. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

A.H. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life
     Insurance Company owns 34% of St. James Fleet Investments Two Limited.

A.I.  MetLife New England Holdings, Inc. (DE)

     1. Fulcrum Financial Advisors, Inc. (MA)

     2. New England Life Insurance Company (MA)

        a. New England Life Holdings, Inc. (DE)

         i. New England Securities Corporation (MA)

             (1) Hereford Insurance Agency, Inc. (MA)

             (2) Hereford Insurance Agency of Alabama, Inc. (AL)

             (3) Hereford Insurance Agency of Idaho, Inc. (ID)

             (4) Hereford Insurance Agency of Minnesota, Inc. (MN)

             (5) Hereford Insurance Agency of New Mexico, Inc. (NM)

             (6) Hereford Insurance Agency of Wyoming, Inc. (WY)

             (7) Hereford Insurance Agency of Hawaii, Inc. (HI)

         ii. N.L. Holding Corp. (DEL) (NY)

             (1) Nathan & Lewis Securities, Inc. (NY)

             (2) Nathan & Lewis Associates, Inc. (NY)

                (a) Nathan and Lewis Insurance Agency of Massachusetts, Inc.
                    (MA)

                (b) Nathan and Lewis Associates of Texas, Inc. (TX)

             (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

             (4) Nathan & Lewis of Nevada, Inc. (NV)

         iii. New England Investment Management Inc.

        b. Omega Reinsurance Corporation (AZ)

        c. New England Pension and Annuity Company (DE)

        d. Newbury Insurance Company, Limited (Bermuda)

     3. Nvest Corporation (MA)

A.J. GenAmerica Financial Corporation (MO)

     1. General American Life Insurance Company (MO)

        a. Paragon Life Insurance Company (MO)

        b. Security Equity Life Insurance Company (NY)

        c. Cova Corporation (MO)

         i. Cova Financial Services Life Insurance Company (MO)

             (1) Cova Financial Life Insurance Company (CA)

             (2) First Cova Life Insurance Company (NY)

         ii. Cova Life Management Company (DE)

             (1) Cova Investment Advisory Corporation (IL)

             (2) Cova Investment Allocation Corporation (IL)

             (3) Cova Life Sales Company (DE)

             (4) I Cova Life Administration Services Company (IL)

        d. General Life Insurance Company (TX)

         i. General Life Insurance Company of America (IL)

        e. Equity Intermediary Company (MO)

         i. Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.3% is held by Equity Intermediary Company.

              (1) Reinsurance Company of Missouri Incorporated (MO)

                 a. RGA Reinsurance Company (MO)

                    i. Fairfield Management Group, Inc. (MO)

                   (1) Reinsurance Partners, Inc. (MO)

                    (2) Great Rivers Reinsurance Management, Inc. (MO)

                    (3) RGA (U.K.) Underwriting Agency Limited (United Kingdom)

              (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America,
                  Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

              (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

              (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                 a. RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group,
                    L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. (Barbados)

              (5) RGA International Ltd. (Canada)

                 a. RGA Financial Products Limited (Canada)

                 b. RGA Canada Management Company, Ltd. (Canada)

                   i. RGA Life Reinsurance Company of Canada (Canada)

              (6) Benefit Resource Life Insurance Company (Bermuda) Ltd.
                  (Bermuda)

              (7) RGA Holdings Limited (United Kingdom)

                 a. RGA Managing Agency Limited (United Kingdom)

                 b. RGA Capital Limited (United Kingdom)

                 c. RGA Reinsurance (UK) Limited (United Kingdom)

              (8) RGA South African Holdings (Pty) Ltd. (South Africa)

                 a. RGA Reinsurance Company of South Africa Limited (South
                    Africa)

              (9) RGA Australian Holdings Pty Limited (Australia)

                 a. RGA Reinsurance Company of Australia Limited (Australia)

             (10) General American Argentina Seguros de Vida, S.A. (Argentina)

             (11) RGA Argentina, S.A. (Argentina)

             (12) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

             (13) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance
                  Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

        f. GenAm Holding Company (DE)

           i. Krisman, Inc. (MO)

          ii. Genelco Asia Pacifica Limited (Hong Kong)

         iii. Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

         iv. White Oak Royalty Company (OK)

          v. GM Marketing Incorporated (MO)

             (a) Stan Mintz Associates, Inc. (WI)

             (b) GenMark Insurance Agency of Massachusetts, Inc. (MA)

             (c) GenMark Insurance Agency of Ohio, Inc. (OH)

             (d) GenMark Insurance Agency of Texas, Inc. (TX)

        g. John S. McSwaney & Asscoiates, Inc. (ND)

     2. Collaborative Strategies, Inc. (MO)

     3. Missouri Reinsurance (Barbados) Inc. (Barbados)

     4. GenAmerica Capital I (DE)

     5. GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     6. Walnut Street Securities, Inc. (MO)

        a. WSS Insurance Agency of Alabama, Inc. (AL)

        b. WSS Insurance Agency of Massachusetts, Inc. (MA)

        c. WSS Insurance Agency of Nevada, Inc. (NV)

        d. WSS Insurance Agency of Ohio, Inc. (OH)

        e. WSS Insurance Agency of Texas, Inc. (TX)

        f. Walnut Street Advisers, Inc. (MO)

     7. General American Distributors, Inc. (MO)

A.K. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

A.L. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia
     (Poland)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

     In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

          1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan-owned facilities and airplanes. It is not engaged in any business.

          2) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

          3) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

          4) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

          5) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP.
     (DEL), an indirect wholly owned subsidiary of Metropolitan.

          6) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          7) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

          8) New England Securities Corporation owns 100% of the non-voting preferred stock of Hereford Insurance Agency of Ohio, Inc., an insurance agency. 100% of the voting common stock of this company is held by an officer who has agreed to vote such shares at the direction of New England Securities Corporation, an indirect wholly owned subsidiary of Metropolitan.

          9) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBISIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTOWNERS.


     As of February 28, 2001: None



ITEM 28.  INDEMNIFICATION


    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     Metropolitan Life Insurance Company has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. Metropolitan Life Insurance Company maintains a directors' and officers' liability policy with a maximum coverage of $300 million. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

       Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
       The New England Variable Annuity (depositor)
       New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER
----------------------------------------------   NET UNDERWRITING DISCOUNTS AND COMMISSIONS
                                               ----------------------------------------------

     Metropolitan Life Insurance Company                            N/A
                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION
----------------------------------------------             BROKERAGE COMMISSIONS
                                               ----------------------------------------------

                     N/A                                            N/A
                     (5)
                 COMPENSATION
----------------------------------------------

                      0



     There have been no sales as of December 31, 2000.



ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.


    Metropolitan Life Insurance Company
    One Madison Avenue
    New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF THE SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 12TH DAY OF APRIL 2001.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:       /s/ GARY A. BELLER
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                          Metropolitan Life Insurance Company
                                                      (Depositor)

                                       by:       /s/ GARY A. BELLER
                                         ---------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and Director
                 Robert H. Benmosche

                          *                              Vice Chairman, Chief Investment
-----------------------------------------------------    Officer and Director
                    Gerald Clark

                          *                              Vice Chairman, Chief Financial
-----------------------------------------------------    Officer (Principal Financial
                  Steward G. Nagler                      Officer) and Director

                          *                              Senior Vice-President and
-----------------------------------------------------    Controller
                 Virginia M. Wilson

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                  Joan Ganz Cooney

                                                         Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
               Ruth J. Simmons, Ph.D.

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

           By: /s/ RICHARD G. MANDEL, ESQ.                                                  April 12, 2001
  ------------------------------------------------
               Richard G. Mandel, Esq.
                  Attorney-in-Fact

                                 EXHIBIT INDEX

    EXHIBIT NO.                              DESCRIPTION
    -----------                              -----------
            (1)      --
            (2)      Not applicable.
            (3) (a)  Not applicable.
                (b)  Form of Selected Broker Agreement.(1)
            (4) (a)  Form of Income Annuity Contract.(7)
                (b)  Form of Certificate.(7)
                (c)  Annuity Income Certificate, Form G.4333(MISP).
            (5)      Application Form for the Income Annuity.(8)
            (6)      Charter and By-Laws of Metropolitan Life.(1,5)
            (7)      Not applicable.
            (8)      Not applicable.
            (9)      Opinion and consent of counsel as to the legality of the
                     securities being registered.(8)
           (10)      Consent of Auditors.(8)
           (11)      Not applicable.
           (12)      Not applicable.
           (13) (a)  Powers of Attorney.(1,2,3,4,6,9)
           (14)      Auditor's Consent.

---------------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were filed with Post-Effective Amendment No. 21 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1997. As incorporated herein by reference.

3. Powers of Attorney for Robert H. Benmosche and Stewart G. Nagler filed with Post-Effective Amendment No. 23 to Registration Statement No.
    2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 3, 1998. As incorporated herein by reference.

4. Power of Attorney for Virginia M. Wilson filed with Pre-Effective Amendment No. 2 to Registration Statement 333-80547/811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 1, 1999 as incorporated herein by reference.

5. Filed with Post Effective Amendment No. 29 to Registration Statement No. 333-80547/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 7, 2000, as incorporated herein by reference.

6. Power of Attorney for William C. Steere, Jr. filed with Post-Effective Amendment No. 18 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on April 23, 1999. As incorporated herein by reference.

7. Filed with Registration Statement No. 333-43970/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 17, 2000.

8. Filed with Pre-Effective Amendment No. 1 to Registration Statement 333-43970/811-4001 for Metropolitan Separate Account E on December 11, 2000.

9. Power of Attorney for John C. Danforth filed with Post-Effective Amendment No. 27 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 13, 2001. As incorporated herein by reference.